UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-06414

Name of Fund:  BlackRock MuniYield Fund, Inc. (MYD)

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer,
      BlackRock MuniYield Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 10/31/2007

Date of reporting period: 11/01/2006 - 10/31/2007

Item 1 - Report to Stockholders

EQUITIES   FIXED INCOME   REAL ESTATE
LIQUIDITY  ALTERNATIVES   BLACKROCK SOLUTIONS

Annual Report                                                          BLACKROCK

OCTOBER 31, 2007

BlackRock MuniYield Fund, Inc. (MYD)
BlackRock MuniYield Insured Fund, Inc. (MYI)
BlackRock MuniYield Quality Fund, Inc. (MQY)
BlackRock MuniYield Quality Fund II, Inc. (MQT)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

Table of Contents
================================================================================
                                                                            Page
--------------------------------------------------------------------------------
A Letter to Shareholders ..................................................    3
Annual Report:
Fund Summaries ............................................................    4
Financial Statements:
  Schedules of Investments ................................................    8
  Statements of Net Assets ................................................   30
  Statements of Operations ................................................   32
  Statements of Changes in Net Assets .....................................   33
Financial Highlights ......................................................   37
Notes to Financial Statements .............................................   41
Report of Independent Registered Public Accounting Firm ...................   46
Important Tax Information .................................................   47
The Benefits and Risks of Leveraging ......................................   48
Swap Agreements ...........................................................   48
Automatic Dividend Reinvestment Plan ......................................   49
Officers and Directors ....................................................   50
Additional Information ....................................................   53


2              ANNUAL REPORT                     OCTOBER 31, 2007

A Letter to Shareholders

Dear Shareholder

The October reporting period was fairly tumultuous for financial markets, but culminated in positive performance for most major benchmarks:

Total Returns as of October 31, 2007                                                    6-month       12-month
==============================================================================================================
U.S. equities (S&P 500 Index)                                                            +5.49%        +14.56%
--------------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                             +2.25%        + 9.27%
--------------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                        +8.19%        +24.91%
--------------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers U.S. Aggregate Bond Index)                                 +2.68%        + 5.38%
--------------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                           +1.30%        + 2.91%
--------------------------------------------------------------------------------------------------------------
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)         -0.07%        + 6.89%
--------------------------------------------------------------------------------------------------------------

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Subprime mortgage woes dominated headlines for much of 2007, but intensified in the summer and fall, spawning a widespread liquidity and credit crisis with ramifications across global markets. The Federal Reserve Board (the "Fed") and other countries' central banks stepped in to inject liquidity into the markets and bolster investor confidence. The Fed cut the federal funds rate by 0.50% in September and another 0.25% on the final day of the reporting period, bringing its target rate to 4.50%. In taking action, the central bankers, who had long deemed themselves inflation fighters, were seeking to stem the fallout from the credit crunch and forestall a wider economic unraveling. By period-end, the Fed had cited the risks between slower economic growth and faster inflation as equally balanced.

Amid the volatility throughout the past year, equity markets have displayed surprising resilience. Most recently, the credit turmoil dampened corporate merger-and-acquisition (M&A) activity, a key source of strength for equity markets. Still, market fundamentals have held firm, dividend payouts and share buybacks have continued to grow, and valuations remain attractive. These tailwinds generally have prevailed over the headwinds created by the slowing U.S. economy, troubled housing market and, recently, a more difficult corporate earnings backdrop. International markets fared even better than U.S. equities, benefiting from robust M&A activity and generally stronger economies.

In fixed income markets, mixed economic signals and the credit woes resulted in a flight to quality. At the height of the uncertainty, investors shunned bonds associated with the housing and credit markets in favor of higher-quality Treasury issues. The yield on 10-year Treasury issues, which touched 5.30% in June (its highest level in five years), fell to 4.48% by period-end, while prices correspondingly rose. The tax-exempt bond market has been challenged by a combination of record-setting supply year-to-date, economic uncertainty and concerns around the credit worthiness of bond insurers. This has brought municipal bond prices to relatively attractive levels and, as such, demand generally has remained firm.

As you navigate market volatility, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight and commentary from BlackRock investment professionals, we invite you to visit www.blackrock.com/funds. As always, we thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

Sincerely,


/s/ Robert C. Doll, Jr.                       /s/ Peter J. Hayes

Robert C. Doll, Jr.                           Peter J. Hayes
Vice Chairman, BlackRock, Inc.                Managing Director, BlackRock, Inc.

THIS PAGE NOT PART OF YOUR FUND REPORT

Fund Summary as of October 31, 2007               BlackRock MuniYield Fund, Inc.

Investment Objective

BlackRock MuniYield Fund, Inc. (MYD) seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

Fund Information

Symbol on New York Stock Exchange ............................         MYD
Initial Offering Date ........................................ November 29, 1991
Yield on Closing Market Price as of October 31, 2007 ($13.72)*        5.95%
Tax Equivalent Yield** .......................................        9.15%
Current Monthly Distribution per share of Common Stock*** ....     $  .068
Current Annualized Distribution per share of Common Stock*** .     $  .816
Leverage as of October 31, 2007**** ..........................       34.58%
--------------------------------------------------------------------------------
* Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
      Past performance does not guarantee future results.
**    Tax equivalent yield assumes the maximum federal tax rate of 35%.
*** The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain at fiscal year end.
**** As a percentage of managed assets, which is the total assets of the Fund (including any assets attributable to Auction Market Preferred Stock that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).

The table below summarizes the changes in the Fund's market price and net asset value per share:

--------------------------------------------------------------------------------
                               10/31/07   10/31/06     Change     High     Low
--------------------------------------------------------------------------------
Market Price ................   $13.72     $15.76     (12.94%)   $16.00   $13.05
Net Asset Value .............   $14.36     $14.98      (4.14%)   $15.15   $13.93
--------------------------------------------------------------------------------

The following charts show the portfolio composition and credit quality allocations of the Fund's long-term investments:

Portfolio Composition

Sector                                                     10/31/07     10/31/06
--------------------------------------------------------------------------------
Transportation ............................................   20%         18%
Hospital ..................................................   17          13
City, County & State ......................................   15          19
Industrial & Pollution Control ............................   15          16
Power .....................................................    8           6
Sales Tax .................................................    7           7
Education .................................................    5           9
Housing ...................................................    4           3
Tobacco ...................................................    3           3
Lease Revenue .............................................    3           3
Water & Sewer .............................................    2           2
Resource Recovery .........................................    1           1
--------------------------------------------------------------------------------

Credit Quality Allocations*

Credit Rating                                              10/31/07     10/31/06
--------------------------------------------------------------------------------
AAA/Aaa ...................................................   40%         41%
AA/Aa .....................................................   17          13
A/A .......................................................   11          10
BBB/Baa ...................................................   10           9
BB/Baa ....................................................    1           2
B/B .......................................................    4           5
CCC/Caa ...................................................    2           2
CC/Ca .....................................................   --**        --
NR ........................................................   15          18
--------------------------------------------------------------------------------
*     Using the higher of S&P's or Moody's ratings.
**    Amount is less than 1%.


4              ANNUAL REPORT                     OCTOBER 31, 2007

Fund Summary as of October 31, 2007       BlackRock MuniYield Insured Fund, Inc.

Investment Objective

BlackRock MuniYield Insured Fund, Inc. (MYI) seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

Fund Information

Symbol on New York Stock Exchange .............................         MYI
Initial Offering Date .........................................   March 27, 1992
Yield on Closing Market Price as of October 31, 2007 ($13.04)*         5.15%
Tax Equivalent Yield** ........................................        7.92%
Current Monthly Distribution per share of Common Stock*** .....     $  .056
Current Annualized Distribution per share of Common Stock*** ..     $  .672
Leverage as of October 31, 2007**** ...........................       36.71%
--------------------------------------------------------------------------------
* Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
      Past performance does not guarantee future results.
**    Tax equivalent yield assumes the maximum federal tax rate of 35%.
*** The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain at fiscal year end.
**** As a percentage of managed assets, which is the total assets of the Fund (including any assets attributable to Auction Market Preferred Stock that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).

The table below summarizes the changes in the Fund's market price and net asset value per share:

--------------------------------------------------------------------------------
                           10/31/07     10/31/06     Change      High      Low
--------------------------------------------------------------------------------
Market Price ...........    $13.04       $14.36      (9.19%)    $14.63    $12.83
Net Asset Value ........    $14.57       $15.30      (4.77%)    $15.55    $13.91
--------------------------------------------------------------------------------

The following charts show the portfolio composition and credit quality allocations of the Fund's long-term investments:

Portfolio Composition

Sector                                                      10/31/07    10/31/06
--------------------------------------------------------------------------------
Transportation .............................................   30%         29%
Hospital ...................................................    9           7
City, County & State .......................................   16          24
Industrial & Pollution Control .............................    3           6
Power ......................................................   14          10
Sales Tax ..................................................    7           7
Education ..................................................    5           4
Housing ....................................................    7           4
Lease Revenue ..............................................    4           4
Water & Sewer ..............................................    4           5
Resource Recovery ..........................................    1           0
--------------------------------------------------------------------------------

Credit Quality Allocations*

Credit Rating                                               10/31/07    10/31/06
--------------------------------------------------------------------------------
AAA/Aaa ....................................................   83%         83%
AA/Aa ......................................................    7           5
A/A ........................................................    6           7
BBB/Baa ....................................................    2           2
NR .........................................................    2           3
--------------------------------------------------------------------------------
*     Using the higher of S&P's or Moody's ratings.


              ANNUAL REPORT                     OCTOBER 31, 2007              5

Fund Summary as of October 31, 2007       BlackRock MuniYield Quality Fund, Inc.

Investment Objective

BlackRock MuniYield Quality Fund, Inc. (MQY) seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, high-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

Fund Information

Symbol on New York Stock Exchange ..............................         MQY
Initial Offering Date ..........................................   June 26, 1992
Yield on Closing Market Price as of October 31, 2007 ($13.20)* .        5.18%
Tax Equivalent Yield** .........................................        7.97%
Current Monthly Distribution per share of Common Stock*** ......     $  .057
Current Annualized Distribution per share of Common Stock*** ...     $  .684
Leverage as of October 31, 2007**** ............................       35.52%
--------------------------------------------------------------------------------
* Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
      Past performance does not guarantee future results.
**    Tax equivalent yield assumes the maximum federal tax rate of 35%.
*** The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain at fiscal year end.
**** As a percentage of managed assets, which is the total assets of the Fund (including any assets attributable to Auction Market Preferred Stock that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).

The table below summarizes the changes in the Fund's market price and net asset value per share:

--------------------------------------------------------------------------------
                             10/31/07    10/31/06      Change     High      Low
--------------------------------------------------------------------------------
Market Price ...........      $13.20      $14.48      (8.84%)    $14.80   $13.00
Net Asset Value ........      $14.88      $15.32      (2.87%)    $15.50   $14.30
--------------------------------------------------------------------------------

The following charts show the portfolio composition and credit quality allocations of the Fund's long-term investments:

Portfolio Composition

Sector                                                      10/31/07    10/31/06
--------------------------------------------------------------------------------
City, County & State .......................................   24%         23%
Transportation .............................................   22          22
Water & Sewer ..............................................    9           9
Education ..................................................    9          10
Industrial & Pollution Control .............................    9           5
Hospital ...................................................    8           7
Sales Tax ..................................................    8           7
Power ......................................................    4           7
Lease Revenue ..............................................    3           7
Housing ....................................................    2           2
Tobacco ....................................................    2           1
--------------------------------------------------------------------------------

Credit Quality Allocations*

Credit Rating                                               10/31/07    10/31/06
--------------------------------------------------------------------------------
AAA/Aaa ....................................................   86%         86%
AA/Aa ......................................................    7           6
A/A ........................................................    5           6
BBB/Baa ....................................................   --**         1
NR .........................................................    2           1
--------------------------------------------------------------------------------
*     Using the higher of S&P's or Moody's ratings.
**    Amount is less than 1%.


6              ANNUAL REPORT                     OCTOBER 31, 2007

Fund Summary as of October 31, 2007    BlackRock MuniYield Quality Fund II, Inc.

Investment Objective

BlackRock MuniYield Quality Fund II, Inc. (MQT) seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, high-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes. The Fund invests primarily in insured municipal bonds.

Fund Information

Symbol on New York Stock Exchange ............................          MQT
Initial Offering Date ........................................   August 28, 1992
Yield on Closing Market Price as of October 31, 2007 ($11.60)*         5.17%
Tax Equivalent Yield** .......................................         7.95%
Current Monthly Distribution per share of Common Stock*** ....       $  .05
Current Annualized Distribution per share of Common Stock*** .       $  .60
Leverage as of October 31, 2007**** ..........................        35.14%
--------------------------------------------------------------------------------
* Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.
      Past performance does not guarantee future results.
**    Tax equivalent yield assumes the maximum federal tax rate of 35%.
*** The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain at fiscal year end.
**** As a percentage of managed assets, which is the total assets of the Fund (including any assets attributable to Auction Market Preferred Stock that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).

The table below summarizes the changes in the Fund's market price and net asset value per share:

--------------------------------------------------------------------------------
                             10/31/07     10/31/06     Change     High     Low
--------------------------------------------------------------------------------
Market Price ............     $11.60       $12.93     (10.29%)   $12.99   $11.28
Net Asset Value .........     $13.17       $13.64      (3.45%)   $13.81   $12.66
--------------------------------------------------------------------------------

The following charts show the portfolio composition and credit quality allocations of the Fund's long-term investments:

Portfolio Composition

Sector                                                      10/31/07    10/31/06
--------------------------------------------------------------------------------
Transportation ............................................    27%         33%
City, County & State ......................................    19          16
Power .....................................................     9           6
Sales Tax .................................................     8           8
Hospital ..................................................     7           5
Education .................................................     7          10
Housing ...................................................     7           5
Water & Sewer .............................................     5           4
Industrial & Pollution Control ............................     5           6
Lease Revenue .............................................     4           5
Tobacco ...................................................     2           2
--------------------------------------------------------------------------------

Credit Quality Allocations*

Credit Rating                                               10/31/07    10/31/06
--------------------------------------------------------------------------------
AAA/Aaa ...................................................    85%         87%
AA/Aa .....................................................     9           6
A/A .......................................................     6           7
BBB/Baa ...................................................    --**        --**
--------------------------------------------------------------------------------
*     Using the higher of S&P's or Moody's ratings.
**    Amount is less than 1%.


              ANNUAL REPORT                     OCTOBER 31, 2007              7

Schedule of Investments as of October 31, 2007
                                   BlackRock MuniYield Fund, Inc. (in Thousands)

      Face
    Amount    Municipal Bonds                                            Value
===============================================================================
Alabama -- 3.4%
              Birmingham, Alabama, Special Care Facilities
                Financing Authority, Revenue Refunding Bonds
                (Ascension Health Credit), Series C-2:
   $ 4,540        5% due 11/15/2036                                     $ 4,560
     3,300        5% due 11/15/2039                                       3,311
     5,250    Jefferson County, Alabama, Limited Obligation
                School Warrants, Series A, 5.50% due 1/01/2022            5,623
              Tuscaloosa, Alabama, Special Care Facilities
                Financing Authority, Residential Care Facility
                Revenue Bonds (Capstone Village, Inc. Project),
                Series A:
     2,200        5.625% due 8/01/2025                                    2,124
     6,425        5.875% due 8/01/2036                                    6,350
===============================================================================
Arizona -- 12.6%
              Arizona State Transportation Board, Highway
                Revenue Bonds, Sub-Series A:
     5,825        5% due 7/01/2021                                        6,138
     7,030        5% due 7/01/2022                                        7,389
     5,240        5% due 7/01/2023                                        5,469
     3,300    Maricopa County, Arizona, IDA, Education Revenue
                Bonds (Arizona Charter Schools Project 1),
                Series A, 6.75% due 7/01/2029                             3,212
              Maricopa County, Arizona, IDA, M/F Housing Revenue
                Refunding Bonds (CRS Pine Ridge Housing
                Corporation), Series A-1 (e)(i):
     5,000        6% due 10/20/2031                                       5,247
     5,000        6.05% due 10/20/2036                                    5,204
              Phoenix, Arizona, IDA, Airport Facility, Revenue
                Refunding Bonds (America West Airlines Inc.
                Project), AMT:
     3,000        6.25% due 6/01/2019                                     3,010
     5,090        6.30% due 4/01/2023                                     5,102
              Phoenix, Arizona, IDA, M/F Housing Revenue Bonds
                (Summit Apartments LLC Project) (i):
     1,610        6.25% due 7/20/2022                                     1,715
     1,425        6.45% due 7/20/2032                                     1,518
     1,305        6.55% due 7/20/2037                                     1,396
              Pima County, Arizona, IDA, Education Revenue
                Refunding Bonds (Arizona Charter Schools
                Project II), Series A:
       570        6.75% due 7/01/2011 (k)                                   630
       810        6.75% due 7/01/2031                                       842
              Salt Verde Financial Corporation, Arizona, Senior
                Gas Revenue Bonds:
    10,020        5% due 12/01/2032                                       9,673
    14,025        5% due 12/01/2037                                      13,415
              Vistancia Community Facilities District, Arizona, GO:
     3,000        5.50% due 7/15/2020                                     3,104
     2,125        5.75% due 7/15/2024                                     2,213
     5,900    Yavapai County, Arizona, IDA, Hospital Facility
                Revenue Bonds (Yavapai Regional Medical Center),
                Series A, 6% due 8/01/2033                                6,137
===============================================================================
Arkansas -- 0.6%
              University of Arkansas, University Construction
                Revenue Bonds (UAMS Campus), Series B (j):
     2,000        5% due 11/01/2020                                       2,118
     1,600        5% due 11/01/2027                                       1,660
===============================================================================
California -- 14.5%
              California State, GO:
     8,760        5% due 2/01/2014 (k)                                    9,486
     9,990        5% due 4/01/2014 (a)(k)                                10,838
        10        5% due 4/01/2031 (a)                                       10
    11,335    California State, GO, Refunding, 5%
                due 6/01/2032                                            11,513
              California State Public Works Board, Lease
                Revenue Bonds:
     2,000        (Department of Corrections), Series C, 5%
                     due 6/01/2025                                        2,040
     4,500        (Department of Mental Health -- Coalinga State
                     Hospital), Series A, 5.125% due 6/01/2029            4,599
              California State, Various Purpose, GO:
     6,800        5.25% due 11/01/2025                                    7,160
     5,550        5.50% due 11/01/2033                                    5,866
              Golden State Tobacco Securitization Corporation of
                California, Tobacco Settlement Revenue Bonds (k):
     5,500        Series A-3, 7.875% due 6/01/2013                        6,667
     7,500        Series A-4, 7.80% due 6/01/2013                         9,066
     5,965    Golden State Tobacco Securitization Corporation of
                California, Tobacco Settlement Revenue Refunding
                Bonds, Senior Series A-1, 5.125% due 6/01/2047            5,235
     7,570    Los Angeles, California, Unified School District, GO,
                Series A, 5% due 7/01/2013 (h)(k)                         8,157
     5,145    Santa Clara, California, Subordinated Electric
                Revenue Bonds, Series A, 5% due 7/01/2022 (j)             5,393
     7,465    University of California Revenue Bonds (Multiple
                Purpose Projects), Series Q, 5% due 9/01/2021 (h)         7,841
===============================================================================

Portfolio Abbreviations

To simplify the listings of portfolio holdings in each Fund's Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT          Alternative Minimum Tax (subject to)
COP          Certificates of Participation
DRIVERS      Derivative Inverse Tax-Exempt Receipts
EDA          Economic Development Authority
EDR          Economic Development Revenue Bonds
GO           General Obligation Bonds
HDA          Housing Development Authority
HFA          Housing Finance Agency
IDA          Industrial Development Authority
IDB          Industrial Development Board
IDR          Industrial Development Revenue Bonds
M/F          Multi-Family
PCR          Pollution Control Revenue Bonds
PILOT        Payment in Lieu of Taxes
RIB          Residual Interest Bonds
S/F          Single-Family
VRDN         Variable Rate Demand Notes


8              ANNUAL REPORT                     OCTOBER 31, 2007

                                  BlackRock MuniYield Fund, Inc.  (in Thousands)

      Face
    Amount    Municipal Bonds                                            Value
===============================================================================
Colorado -- 4.4%
   $ 3,245    Colorado Educational and Cultural Facilities Authority,
                Revenue Refunding Bonds (University of Denver
                Project), Series B, 5.25% due 3/01/2016 (d)(k)          $ 3,586
       260    Colorado HFA, Revenue Refunding Bonds (S/F
                Program), AMT, Series D-2, 6.90% due 4/01/2029              270
     8,000    Denver, Colorado, City and County Airport Revenue
                Bonds, AMT, Series D, 7.75% due 11/15/2013 (a)            8,893
              Elk Valley, Colorado, Public Improvement Revenue
                Bonds (Public Improvement Fee), Series A:
     1,415        7.10% due 9/01/2014                                     1,492
     5,065        7.35% due 9/01/2031                                     5,270
              Plaza Metropolitan District Number 1, Colorado, Tax
                Allocation Revenue Bonds (Public Improvement Fees):
     6,850        8% due 12/01/2025                                       7,354
     1,885        8.125% due 12/01/2025                                   1,857
===============================================================================
Connecticut -- 0.1%
       350    Connecticut State Development Authority, IDR (AFCO
                Cargo BDL-LLC Project), AMT, 7.35%
                due 4/01/2010                                               361
===============================================================================
Delaware -- 0.3%
     2,000    New Castle County, Delaware, PCR (General Motors
                Corporation Project), VRDN, 7%
                due 10/01/2008 (o)                                        2,000
===============================================================================
Florida -- 6.6%
     4,240    Highlands County, Florida, Health Facilities Authority,
                Hospital Revenue Bonds (Adventist Health System),
                Series C, 5.25% due 11/15/2036                            4,326
              Hillsborough County, Florida, IDA, Exempt Facilities
                Revenue Bonds (National Gypsum Company), AMT:
    11,500        Series A, 7.125% due 4/01/2030                         12,047
     5,000        Series B, 7.125% due 4/01/2030                          5,238
     2,870    Hillsborough County, Florida, IDA, Hospital Revenue
                Bonds (Tampa General Hospital Project), 5%
                due 10/01/2036                                            2,822
     4,705    Lee County, Florida, Revenue Bonds, 5%
                due 10/01/2022 (a)                                        4,916
     5,450    Midtown Miami, Florida, Community Development
                District, Special Assessment Revenue Bonds,
                Series B, 6.50% due 5/01/2037                             5,487
     1,100    Orange County, Florida, Health Facilities Authority,
                Health Care Revenue Refunding Bonds (Orlando
                Lutheran Towers), 5.375% due 7/01/2020                    1,070
     2,500    Orlando, Florida, Greater Orlando Aviation Authority,
                Airport Facilities Revenue Bonds (JetBlue Airways
                Corp.), AMT, 6.50% due 11/15/2036                         2,537
     4,620    Santa Rosa Bay Bridge Authority, Florida, Revenue
                Bonds, 6.25% due 7/01/2028                                4,484
===============================================================================
Georgia -- 1.5%
     4,600    Atlanta, Georgia, Tax Allocation Bonds (Atlantic
                Station Project), 7.90% due 12/01/2011 (k)                5,392
              Brunswick and Glynn County, Georgia, Development
                Authority, First Mortgage Revenue Bonds (Coastal
                Community Retirement Corporation Project),
                Series A (m):
     2,285        7.125% due 1/01/2025                                    1,758
     3,595        7.25% due 1/01/2035                                     2,746
===============================================================================
Idaho -- 1.6%
       110    Idaho Housing Agency, S/F Mortgage Revenue
                Refunding Bonds, AMT, Senior Series C-2, 7.15%
                due 7/01/2023                                               113
    10,000    Power County, Idaho, Industrial Development
                Corporation, Solid Waste Disposal Revenue Bonds
                (FMC Corporation Project), AMT, 6.45%
                due 8/01/2032                                            10,407
===============================================================================
Illinois -- 3.6%
     1,000    Bolingbrook, Illinois, Special Services Area Number 1,
                Special Tax Bonds (Forest City Project), 5.90%
                due 3/01/2027                                             1,046
    13,200    Chicago, Illinois, O'Hare International Airport
                Revenue Bonds, Third Lien, AMT, Series B-2, 6%
                due 1/01/2029 (f)                                        14,277
              Illinois State Finance Authority Revenue Bonds,
                Series A:
     1,750        (Friendship Village of Schaumburg), 5.625%
                     due 2/15/2037                                        1,646
     2,155        (Landing At Plymouth Place Project), 6%
                     due 5/15/2037                                        2,157
     4,000    Metropolitan Pier and Exposition Authority, Illinois,
                Dedicated State Tax Revenue Bonds (McCormick
                Place Expansion), Series A, 5.50%
                due 6/15/2023 (j)                                         4,275
===============================================================================
Indiana -- 0.5%
     2,850    Indiana Municipal Power Agency, Power Supply
                System Revenue Bonds, Series A, 5%
                due 1/01/2029 (d)                                         2,940
===============================================================================
Kansas -- 0.2%
     1,250    Lenexa, Kansas, Health Care Facility Revenue Bonds
                (Lakeview Village Inc.), Series C, 6.875%
                due 5/15/2012 (k)                                         1,429
===============================================================================
Kentucky -- 0.5%
              Kentucky Economic Development Finance Authority,
                Health System Revenue Refunding Bonds (Norton
                Healthcare, Inc.), Series A:
     2,350        6.625% due 10/01/2010 (k)                               2,573
       650        6.625% due 10/01/2028                                     696
===============================================================================
Louisiana -- 5.8%
     6,750    Louisiana Public Facilities Authority, Hospital
                Revenue Bonds (Franciscan Missionaries of Our
                Lady Health System, Inc.), Series A, 5.25%
                due 8/15/2036                                             6,844
     1,000    Louisiana Public Facilities Authority, Revenue
                Refunding Bonds (Pennington Medical
                Foundation Project), 5% due 7/01/2031                       989
    10,000    Louisiana State Citizens Property Insurance
                Corporation, Assessment Revenue Bonds,
                Series B, 5% due 6/01/2020 (a)                           10,498
    19,000    Port New Orleans, Louisiana, IDR, Refunding
                (Continental Grain Company Project), 6.50%
                due 1/01/2017                                            19,154
===============================================================================


              ANNUAL REPORT                     OCTOBER 31, 2007              9

                                  BlackRock MuniYield Fund, Inc.  (in Thousands)

      Face
    Amount    Municipal Bonds                                            Value
===============================================================================
Maryland -- 4.5%
              Baltimore, Maryland, Convention Center Hotel
                Revenue Bonds:
   $ 5,615        Senior Series A, 5.25% due 9/01/2039 (f)              $ 5,885
     1,920        Sub-Series B, 5.875% due 9/01/2039                      1,979
     3,150    Baltimore, Maryland, Wastewater Project Revenue
                Bonds, Series D, 5% due 7/01/2037 (a)                     3,272
     2,580    Maryland State Community Development
                Administration, Department of Housing and
                Community Development, Residential Revenue
                Refunding Bonds, AMT, Series A, 4.65%
                due 9/01/2032                                             2,421
     3,000    Maryland State Energy Financing Administration,
                Limited Obligation Revenue Bonds (Cogeneration --
                AES Warrior Run), AMT, 7.40% due 9/01/2019                3,008
              Maryland State Health and Higher Educational
                Facilities Authority, Revenue Refunding Bonds:
     6,375        (Peninsula Regional Medical Center), 5%
                     due 7/01/2036                                        6,355
     4,000        (University of Maryland Medical System), 6%
                     due 7/01/2012 (k)                                    4,420
       500    Maryland State Industrial Development Financing
                Authority, EDR (Our Lady of Good Counsel School),
                Series A, 6% due 5/01/2035                                  511
     1,500    Prince Georges County, Maryland, Special Obligation
                Bonds (National Harbor Project), 5.20%
                due 7/01/2034                                             1,433
===============================================================================
Massachusetts -- 2.9%
     1,410    Massachusetts State College Building Authority,
                Project Revenue Bonds, Series A, 5%
                due 5/01/2031 (a)                                         1,464
     3,500    Massachusetts State Development Finance Agency,
                Human Service Provider Revenue Bonds (Seven
                Hills Foundation & Affiliates), 5%
                due 9/01/2035 (l)                                         3,423
     2,750    Massachusetts State Development Finance Agency,
                Revenue Refunding Bonds (Western New England
                College), Series A, 5% due 9/01/2033 (b)                  2,826
    10,000    Massachusetts State Special Obligation Dedicated
                Tax Revenue Bonds, 5.25% due 1/01/2014 (d)(k)            10,859
===============================================================================
Michigan -- 1.5%
     6,060    Macomb County, Michigan, Hospital Finance
                Authority, Hospital Revenue Bonds (Mount
                Clemens General Hospital), Series B, 5.875%
                due 11/15/2034                                            6,007
     1,000    Michigan State Hospital Finance Authority, Revenue
                Refunding Bonds (Henry Ford Health System),
                Series A, 5.25% due 11/15/2032                            1,018
     2,500    Michigan State Strategic Fund, PCR, Refunding
                (General Motors Corp.), 6.20% due 9/01/2020               2,468
===============================================================================
Minnesota -- 1.3%
              Eden Prairie, Minnesota, M/F Housing Revenue
                Bonds (Rolling Hills Project), Series A (i):
       420        6% due 8/20/2021                                          456
     2,000        6.20% due 2/20/2043                                     2,153
       925    Minneapolis, Minnesota, M/F Housing Revenue
                Bonds (Gaar Scott Loft Project), AMT, 5.95%
                due 5/01/2030                                               949
     4,500    Minnesota State Municipal Power Agency, Electric
                Revenue Bonds, 5% due 10/01/2030                          4,597
===============================================================================
Mississippi -- 0.7%
     4,800    Mississippi Business Finance Corporation Revenue
                Bonds (Northrop Grumman Ship System), 4.55%
                due 12/01/2028                                            4,448
===============================================================================
Missouri -- 3.8%
     2,690    Fenton, Missouri, Tax Increment Revenue Refunding
                and Improvement Bonds (Gravois Bluffs), 7%
                due 10/01/2011 (k)                                        3,051
              Missouri State Highways and Transportation
                Commission, First Lien State Road Revenue
                Bonds, Series A:
     5,000        5% due 5/01/2020                                        5,320
    15,000        5% due 5/01/2021                                       15,917
===============================================================================
Nebraska -- 0.3%
              Lincoln, Nebraska, Sanitation and Sewer
                Revenue Bonds:
       865        4.25% due 6/15/2024                                       849
       905        4.25% due 6/15/2025                                       884
===============================================================================
New Hampshire -- 0.6%
     3,425    New Hampshire Health and Education Facilities
                Authority, Revenue Refunding Bonds (Elliot
                Hospital), Series B, 5.60% due 10/01/2022                 3,570
===============================================================================
New Jersey -- 16.8%
    11,435    New Jersey EDA, Cigarette Tax Revenue Bonds,
                5.50% due 6/15/2024                                      11,715
              New Jersey EDA, First Mortgage Revenue Bonds,
                Series A:
       710        (Lions Gate Project), 5.75% due 1/01/2025                 717
       230        (Lions Gate Project), 5.875% due 1/01/2037                230
     3,000        (The Presbyterian Home), 6.375%
                     due 11/01/2031                                       3,066
    20,000    New Jersey EDA, Motor Vehicle Surcharge Revenue
                Bonds, Series A, 5% due 7/01/2029 (j)                    20,686
     4,400    New Jersey EDA, Retirement Community Revenue
                Bonds (Cedar Crest Village Inc. Facility), Series A,
                7.25% due 11/15/2011 (k)                                  5,024
     8,825    New Jersey EDA, School Facilities Construction
                Revenue Bonds, Series O, 5.25% due 3/01/2023              9,439
              New Jersey EDA, Special Facility Revenue Bonds
                (Continental Airlines Inc. Project), AMT:
     3,905        6.25% due 9/15/2019                                     3,934
    14,000        6.25% due 9/15/2029                                    14,154
              New Jersey Health Care Facilities Financing
                Authority Revenue Bonds (Pascack Valley
                Hospital Association) (q):
     1,335        6% due 7/01/2013                                          727
     1,835        6.625% due 7/01/2036                                    1,000


10              ANNUAL REPORT                     OCTOBER 31, 2007

                                  BlackRock MuniYield Fund, Inc.  (in Thousands)

      Face
    Amount    Municipal Bonds                                            Value
===============================================================================
New Jersey (concluded)
              New Jersey State Transportation Trust Fund Authority,
                Transportation System Revenue Bonds:
   $ 3,975        Series A, 5.50% due 12/15/2021                        $ 4,480
     6,600        Series A, 5.50% due 12/15/2022                          7,450
    13,110        Series C, 5.05% due 12/15/2035 (a)(m)                   3,397
     5,425        Series D, 5% due 6/15/2019 (h)                          5,749
     9,410        Series D, 5% due 6/15/2020                              9,943
     7,000        Series D, 5% due 6/15/2020 (h)                          7,410
===============================================================================
New York -- 12.4%
     2,200    Dutchess County, New York, IDA, Civic Facility
                Revenue Refunding Bonds (Saint Francis Hospital),
                Series A, 7.50% due 3/01/2029                             2,386
     2,400    Erie County, New York, IDA, Revenue Bonds (Orchard
                Park CCRC, Inc. Project), Series A, 6%
                due 11/15/2026                                            2,405
    11,000    Metropolitan Transportation Authority, New York,
                Transportation Revenue Refunding Bonds,
                Series F, 5% due 11/15/2035                              11,293
              New York City, New York, City IDA, PILOT Revenue
                Bonds (Queens Baseball Stadium Project) (a):
     2,000        5% due 1/01/2022                                        2,116
     2,175        5% due 1/01/2023                                        2,296
     1,250    New York City, New York, City IDA, Special Facility
                Revenue Bonds (British Airways Plc Project), AMT,
                7.625% due 12/01/2032                                     1,355
     2,500    New York City, New York, GO, Series O, 5%
                due 6/01/2033                                             2,557
     6,500    New York Liberty Development Corporation, Revenue
                Bonds (Goldman Sachs Headquarters), 5.25%
                due 10/01/2035                                            6,905
              New York State Dormitory Authority, Non-State
                Supported Debt, Revenue Refunding Bonds,
                Series A:
     3,145        (Mount Sinai Health), 6.75%
                     due 7/01/2010 (k)                                    3,438
     1,855        (Mount Sinai-NYU Medical Center Health
                System), 6.75% due 7/01/2020                              1,958
     5,000    New York State Dormitory Authority, State Personal
                Income Tax Revenue Bonds (Education), Series F,
                5% due 3/15/2035                                          5,155
     8,360    New York State Dormitory Authority, Supported Debt
                Revenue Refunding Bonds (Department of Health),
                Series A, 5% due 7/01/2023 (c)                            8,722
     2,500    Suffolk County, New York, IDA, IDR, Refunding
                (Nissequogue Cogeneration Partners Facility),
                AMT, 5.50% due 1/01/2023                                  2,378
     9,400    Tobacco Settlement Financing Corporation of New
                York Revenue Bonds, Series C-1, 5.50%
                due 6/01/2021                                            10,036
    10,000    Triborough Bridge and Tunnel Authority, New York,
                Subordinate Revenue Bonds, 5.25%
                due 11/15/2030                                           10,441
              Westchester County, New York, IDA, Continuing Care
                Retirement, Mortgage Revenue Bonds (Kendal on
                Hudson Project), Series A:
     3,450        6.375% due 1/01/2024                                    3,598
     2,895        6.50% due 1/01/2034                                     3,012
===============================================================================
North Carolina -- 1.8%
     4,750    North Carolina Eastern Municipal Power Agency,
                Power System Revenue Bonds, Series D, 6.75%
                due 1/01/2026                                             5,030
       145    North Carolina HFA, Home Ownership Revenue
                Bonds, AMT, Series 8-A, 6.20% due 7/01/2016                 148
       635    North Carolina, HFA, S/F Revenue Bonds, Series II,
                6.20% due 3/01/2016 (e)                                     660
              North Carolina Medical Care Commission, Health
                Care Facilities, First Mortgage Revenue Bonds:
     1,000        (Arbor Acres Community Project), 6.375%
                     due 3/01/2012 (k)                                    1,106
     5,000        (Presbyterian Homes Project), 5.40%
                     due 10/01/2027                                       4,940
===============================================================================
Ohio -- 3.7%
     3,870    Buckeye Tobacco Settlement Financing Authority,
                Ohio, Tobacco Settlement Asset-Backed Bonds,
                Series A-2, 6.50% due 6/01/2047                           4,015
     3,000    Cincinnati, Ohio, City School District, GO (Classroom
                Construction and Improvement), Refunding,
                5.25% due 12/01/2020 (d)                                  3,330
     5,065    Hamilton County, Ohio, Sewer System Improvement
                Revenue Bonds (The Metropolitan Sewer District
                of Greater Cincinnati), Series B, 5%
                due 12/01/2028 (j)                                        5,273
     2,175    Lucas County, Ohio, Health Care Facility Revenue
                Refunding and Improvement Bonds (Sunset
                Retirement Communities), Series A, 6.625%
                due 8/15/2030                                             2,268
     5,000    Mason, Ohio, City School District, GO (School
                Improvement), 5% due 6/01/2014 (h)(k)                     5,398
       970    Port of Greater Cincinnati Development Authority,
                Ohio, Special Assessment Revenue Bonds
                (Cooperative Public Parking Infrastructure Project),
                6.30% due 2/15/2024                                       1,014
              Toledo-Lucas County, Ohio, Port Authority Revenue
                Bonds (Saint Mary Woods Project), Series A:
       750        6% due 5/15/2024                                          741
     2,250        6% due 5/15/2034                                        2,199
===============================================================================
Oklahoma -- 0.8%
     5,210    Oklahoma State Development Finance Authority,
                Revenue Refunding Bonds (Saint John Health
                System), 5% due 2/15/2042                                 5,210
===============================================================================
Oregon -- 1.4%
     4,405    Oregon State Department of Administrative Services,
                COP, Series A, 6% due 5/01/2010 (a)(k)                    4,713
     2,475    Oregon State, GO, Refunding (Veterans Welfare),
                Series 80A, 5.70% due 10/01/2032                          2,494
     1,830    Portland, Oregon, Housing Authority, Housing
                Revenue Bonds (Pine Square and University
                Place), Series A, 5.875% due 1/01/2022                    1,860
===============================================================================
Pennsylvania -- 4.8%
     5,270    Pennsylvania Economic Development Financing
                Authority, Exempt Facilities Revenue Bonds
                (National Gypsum Company), AMT, Series A,
                6.25% due 11/01/2027                                      5,390
     2,450    Pennsylvania HFA, S/F Mortgage Revenue Refunding,
                AMT, Series 97A, 4.60% due 10/01/2027                     2,314


              ANNUAL REPORT                     OCTOBER 31, 2007              11

                                  BlackRock MuniYield Fund, Inc.  (in Thousands)

      Face
    Amount    Municipal Bonds                                            Value
===============================================================================
Pennsylvania (concluded)
   $16,270    Pennsylvania State Higher Educational Facilities
                Authority, Health Services Revenue Refunding
                Bonds (Allegheny Delaware Valley Obligation),
                Series C, 5.875% due 11/15/2016 (j)                     $16,458
     1,265    Philadelphia, Pennsylvania, Authority for IDR,
                Commercial Development, 7.75%
                due 12/01/2017                                            1,267
     5,000    Sayre, Pennsylvania, Health Care Facilities Authority,
                Revenue Bonds (Guthrie Healthcare System),
                Series B, 7.125% due 12/01/2011 (k)                       5,993
===============================================================================
Rhode Island -- 1.1%
     4,240    Central Falls, Rhode Island, Detention Facility
                Corporation, Detention Facility, Revenue
                Refunding Bonds, 7.25% due 7/15/2035                      4,647
              Woonsocket, Rhode Island, GO (d):
     1,225        6% due 10/01/2017                                       1,318
     1,195        6% due 10/01/2018                                       1,281
===============================================================================
South Dakota -- 0.8%
         5,210    South Dakota State Health and Educational
                    Facilities Authority Revenue Bonds (Sanford
                    Health), 5% due 11/01/2040                            5,217
===============================================================================
Tennessee -- 3.2%
     4,065    Hardeman County, Tennessee, Correctional Facilities
                Corporation Revenue Bonds, 7.75%
                due 8/01/2017                                             4,150
     5,000    McMinn County, Tennessee, IDB, Solid Waste
                Revenue Bonds (Recycling Facility -- Calhoun
                Newsprint), AMT, 7.40% due 12/01/2022                     5,041
    11,250    Shelby County, Tennessee, Health, Educational and
                Housing Facility Board, Hospital Revenue
                Refunding Bonds (Saint Jude Children's Research
                Hospital), 5% due 7/01/2031                              11,383
===============================================================================
Texas -- 16.4%
    16,000    Alliance Airport Authority, Inc., Texas, Special
                Facilities Revenue Refunding Bonds (American
                Airlines Inc. Project), AMT, 5.75% due 12/01/2029        15,195
    10,000    Austin, Texas, Convention Center Revenue Bonds
                (Convention Enterprises Inc.), First Tier, Series A,
                6.70% due 1/01/2011 (k)                                  10,948
              Bexar County, Texas, Housing Finance Corporation,
                M/F Housing Revenue Bonds (Water at Northern
                Hills Apartments), Series A (j):
     1,300        5.80% due 8/01/2021                                     1,325
     2,460        6% due 8/01/2031                                        2,511
     1,000        6.05% due 8/01/2036                                     1,021
     3,755    Brazos River Authority, Texas, Revenue Refunding
                Bonds (Reliant Energy Inc. Project), Series B,
                7.75% due 12/01/2018                                      3,883
              Gregg County, Texas, Health Facilities Development
                Corporation, Hospital Revenue Bonds (Good
                Shepherd Medical Center Project) (k)(l):
     2,000        6.375% due 10/01/2010                                   2,178
     3,000        6.875% due 10/01/2010                                   3,308
     5,000    Guadalupe-Blanco River Authority, Texas, Sewage
                and Solid Waste Disposal Facility Revenue Bonds
                (E. I. du Pont de Nemours and Company Project),
                AMT, 6.40% due 4/01/2026                                  5,038
     3,900    Gulf Coast, Texas, IDA, Solid Waste Disposal
                Revenue Bonds (Citgo Petroleum Corporation
                Project), AMT, 7.50% due 5/01/2025                        4,260
              Houston, Texas, Airport System, Special Facilities
                Revenue Bonds (Continental Airlines), AMT, Series E:
     3,500        7.375% due 7/01/2022                                    3,700
     3,000        7% due 7/01/2029                                        3,135
     1,600    Houston, Texas, Industrial Development Corporation
                Revenue Bonds (Air Cargo), AMT, 6.375%
                due 1/01/2023                                             1,661
              Lower Colorado River Authority, Texas, PCR (Samsung
                Austin Semiconductor), AMT:
     4,830        6.375% due 4/01/2027                                    4,909
     3,330        6.95% due 4/01/2030                                     3,509
     7,030    Matagorda County, Texas, Navigation District
                Number 1, Revenue Refunding Bonds (Reliant
                Energy Inc.), Series C, 8% due 5/01/2029                  7,253
     3,900    Port Corpus Christi, Texas, Individual Development
                Corporation, Environmental Facilities Revenue
                Bonds (Citgo Petroleum Corporation Project), AMT,
                8.25% due 11/01/2031                                      3,986
              SA Energy Acquisition Public Facilities Corporation,
                Texas, Gas Supply Revenue Bonds:
     6,955        5.50% due 8/01/2023                                     7,245
     6,365        5.50% due 8/01/2025                                     6,607
     6,500    Texas State Turnpike Authority, Central Texas Turnpike
                System Revenue Bonds, First Tier, Series A, 5.50%
                due 8/15/2039 (a)                                         6,900
     7,020    Tyler, Texas, Waterworks and Sewer Revenue Bonds,
                5.70% due 9/01/2010 (d)(k)                                7,443
===============================================================================
Virginia -- 1.8%
              James City County, Virginia, EDA, Residential Care
                Facility, First Mortgage Revenue Refunding Bonds
                (Williamsburg Landing, Inc.) Series A:
     1,500        5.35% due 9/01/2026                                     1,475
     2,000        5.50% due 9/01/2034                                     1,961
    24,800    Pocahontas Parkway Association, Virginia, Toll Road
                Revenue Bonds, Senior Series B, 6.67%
                due 8/15/2008 (k)(m)                                      7,255
     1,000    Winchester, Virginia, IDA, Residential Care Facilities,
                Revenue Bonds (Westminster-Canterbury),
                Series A, 5.20% due 1/01/2027                               980
===============================================================================
Washington -- 0.3%
              Vancouver, Washington, Housing Authority, Housing
                Revenue Bonds (Teal Pointe Apartments Project), AMT:
       945        6% due 9/01/2022                                          957
     1,250        6.20% due 9/01/2032                                     1,265
===============================================================================
West Virginia -- 0.6%
     4,000    Pleasants County, West Virginia, PCR, Refunding
                (Allegheny Energy Supply Company, LLC), Series F,
                5.25% due 10/15/2037                                      4,012
===============================================================================


12              ANNUAL REPORT                     OCTOBER 31, 2007

Schedule of Investments (concluded)
                                  BlackRock MuniYield Fund, Inc.  (in Thousands)

      Face
    Amount    Municipal Bonds                                            Value
===============================================================================
Wisconsin -- 1.4%
   $   690    Milwaukee, Wisconsin, Revenue Bonds (Air Cargo),
                AMT, 6.50% due 1/01/2025                             $      720
       700    Wisconsin State, GO, AMT, Series B, 6.20%
                due 11/01/2026 (j)                                          708
     7,925    Wisconsin State Health and Educational Facilities
                Authority, Revenue Refunding Bonds (Franciscan
                Sisters Healthcare), 5% due 9/01/2026                     7,717
===============================================================================
Wyoming -- 0.8%
     5,315    Wyoming Community Development Authority,
                Housing Revenue Bonds, AMT, Series 3, 4.75%
                due 12/01/2037                                            4,991
===============================================================================
Puerto Rico -- 3.6%
     7,755    Puerto Rico Commonwealth Highway and
                Transportation Authority, Transportation Revenue
                Refunding Bonds, Series N, 5.25%
                due 7/01/2034 (b)                                         8,524
     7,100    Puerto Rico Electric Power Authority, Power Revenue
                Refunding Bonds, Series UU, 5%
                due 7/01/2023 (h)                                         7,553
    55,160    Puerto Rico Sales Tax Financing Corporation, Sales
                Tax Revenue Refunding Bonds, Series A, 5.06%
                due 8/01/2047 (a)(m)                                      7,521
===============================================================================
U.S. Virgin Islands -- 1.0%
     6,250    Virgin Islands Public Finance Authority, Refinery
                Facilities Revenue Bonds (Hovensa Refinery), AMT,
                6.125% due 7/01/2022                                      6,455
-------------------------------------------------------------------------------
              Total Municipal Bonds
              (Cost -- $906,895) -- 144.5%                              935,663
===============================================================================

===============================================================================
      Face
    Amount    Municipal Bonds Held in Trust (p)                           Value
===============================================================================
New York -- 3.3%
              New York City, New York, GO, Refunding, Series A (d):
    10,000        6.375% due 5/15/2014                                   10,758
    10,000        6.375% due 5/15/2015                                   10,758
===============================================================================
South Carolina -- 2.8%
              Charleston Educational Excellence Financing
                Corporation, South Carolina, Revenue Bonds
                (Charleston County School District) (b):
     7,795        5.25% due 12/1/2028                                     8,241
     6,920        5.25% due 12/1/2029                                     7,306
     2,510        5.25% due 12/1/2030                                     2,647
===============================================================================
Puerto Rico -- 5.8%
    30,000    Puerto Rico Commonwealth Highway and
                Transportation Authority, Transportation Revenue
                Bonds, Series B, 5.875% due 7/1/2035 (j)                 32,182
     5,000    Puerto Rico Electric Power Authority, Power Revenue
                Bonds, Series HH, 5.75% due 7/01/2010 (h)(k)              5,345
-------------------------------------------------------------------------------
              Total Municipal Bonds Held in Trust
              (Cost -- $75,527) -- 11.9%                                 77,237
===============================================================================

===============================================================================
    Shares
      Held    Short-Term Securities
===============================================================================
     4,901    Merrill Lynch Institutional Tax-Exempt Fund,
                3.32% (g)(n)                                              4,901
-------------------------------------------------------------------------------
              Total Short-Term Securities
              (Cost -- $4,901) -- 0.8%                                    4,901
===============================================================================
Total Investments (Cost -- $987,323*) -- 157.2%                       1,017,801

Other Assets Less Liabilities -- 1.5%                                     9,660

Liability for Trust Certificates,
Including Interest Expense Payable -- (5.7%)                            (36,636)

Preferred Stock, at Redemption Value -- (53.0%)                        (343,251)
                                                                     ----------

Net Assets Applicable to Common Stock -- 100.0%                      $  647,574
                                                                     ==========

* The cost and unrealized appreciation (depreciation) of investments as of October 31, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost .............................................    $ 951,463
                                                                      =========
      Gross unrealized appreciation ..............................    $  40,204
      Gross unrealized depreciation ..............................       (9,979)
                                                                      ---------
      Net unrealized appreciation ................................    $  30,225
                                                                      =========

(a)   AMBAC Insured.
(b)   Assured Guaranty Insured.
(c)   CIFG Insured.
(d)   FGIC Insured.
(e)   FHA Insured.
(f)   XL Capital Insured.
(g) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                           Net          Dividend
      Affiliate                                         Activity         Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund        (2,023)          $291
      --------------------------------------------------------------------------

(h)   FSA Insured.
(i)   GNMA Collateralized.
(j)   MBIA Insured.
(k)   Prerefunded.
(l)   Radian Insured.
(m) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.
(n)   Represents the current yield as of October 31, 2007.
(o) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(p) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to the Financial Statements for details of municipal bonds held in trust.
(q) Non-income producing; issuer filed for bankruptcy or is in default of interest payments.

      See Notes to Financial Statements.


              ANNUAL REPORT                     OCTOBER 31, 2007              13

Schedule of Investments as of October 31, 2007
                           BlackRock MuniYield Insured Fund, Inc. (in Thousands)

      Face
    Amount    Municipal Bonds                                            Value
===============================================================================
Alaska -- 0.4%
   $ 3,695    Alaska Energy Authority, Power Revenue Refunding
                Bonds (Bradley Lake), Fourth Series,) 6%
                due 7/01/2018 (g)(r)                                    $ 4,255
===============================================================================
Arizona -- 8.9%
    21,355    Downtown Phoenix Hotel Corporation, Arizona,
                Revenue Bonds, Senior Series A, 5%
                due 7/01/2036 (c)                                        21,857
    25,285    Glendale, Arizona, Transportation Excise Tax Revenue
                Bonds, 4.50% due 7/01/2032 (b)                           24,767
     7,750    Maricopa County and Phoenix, Arizona, IDA, S/F
                Mortgage Revenue Bonds, AMT, Series A-2, 5.80%
                due 7/01/2040 (k)(l)                                      8,166
    12,000    Phoenix, Arizona, Civic Improvement Corporation,
                Wastewater System Revenue Refunding Bonds,
                5% due 7/01/2037 (b)                                     12,418
              Salt Verde Financial Corporation, Arizona, Senior
                Gas Revenue Bonds:
     2,625        5.50% due 12/01/2029                                    2,735
     5,535        5% due 12/01/2032                                       5,343
    12,750        5% due 12/01/2037                                      12,196
===============================================================================
California -- 30.7%
    10,000    Alameda Corridor Transportation Authority, California,
                Capital Appreciation Revenue Refunding Bonds,
                Subordinate Lien, Series A, 5.40%
                due 10/01/2024 (a)(o)(r)                                  8,386
    11,155    Anaheim, California, Public Financing Authority,
                Sewer Revenue Bonds, 4.75% due 2/01/2033 (b)(r)          11,221
     5,000    Antioch, California, Public Finance Authority, Lease
                Revenue Refunding Bonds (Municipal Facilities
                Project), Series A, 5.50% due 1/01/2032 (b)               5,222
    10,000    California Infrastructure and Economic Development
                Bank, Bay Area Toll Bridges Revenue Bonds, First
                Lien, Series A, 5% due 7/01/2025 (c)(i)                  10,911
              California State, GO (b):
       630        5.50% due 4/01/2014 (f)                                   702
        10        5.50% due 4/01/2030                                        11
              California State Public Works Board, Lease
                Revenue Bonds:
     5,500        (Department of Corrections), Series C, 5.25%
                     due 6/01/2028                                        5,677
     3,755        (Department of General Services), Series D,
                     5.25% due 6/01/2028                                  3,876
     5,250        (Department of Mental Health -- Coalinga State
                Hospital), Series A, 5.125% due 6/01/2029                 5,366
    18,435    California State University, Systemwide Revenue
                Refunding Bonds, Series A, 5%
                due 11/01/2037 (g)                                       19,141
    12,000    California State, Various Purpose, GO, 5.25%
                due 11/01/2029                                           12,526
    25,000    California State, Various Purpose, GO, Refunding,
                5% due 6/01/2034 (d)                                     25,661
     7,740    California Statewide Communities Development
                Authority, Health Facility Revenue Bonds (Memorial
                Health Services), Series A, 6% due 10/01/2023             8,246
     4,205    California Statewide Communities Development
                Authority, Water Revenue Bonds (Pooled Financing
                Program), Series C, 5.25% due 10/01/2034 (g)              4,375
     5,800    Fairfield-Suisun, California, Unified School District,
                GO (Election of 2002), 5.50% due 8/01/2028 (b)            6,239
    10,000    Las Virgenes, California, Unified School District, GO,
                Series A, 5% due 8/01/2031 (g)                           10,402
    16,000    Los Angeles, California, Department of Water and
                Power, Waterworks Revenue Bonds, Sub-Series A-2,
                5% due 7/01/2044 (a)                                     16,501
              Los Angeles, California, Municipal Improvement
                Corporation, Lease Revenue Bonds, Series B1 (c):
    10,000        4.75% due 8/01/2032                                    10,030
    15,000        4.75% due 8/01/2037                                    15,007
              Los Angeles, California, Water and Power Revenue
                Bonds (Power System) (g):
    12,775        Series B, 5% due 7/01/2035                             13,123
     6,765        Sub-Series A-1, 5% due 7/01/2035                        6,982
     7,500    Modesto, California, Irrigation District, COP,
                Refunding and Capital Improvements, Series A,
                5% due 10/01/2036 (a)                                     7,700
    10,365    Pasadena, California, Area Community College
                District, GO (Election of 2002), Series B, 5%
                due 8/01/2031 (a)                                        10,781
       145    Port of Oakland, California, Revenue Bonds, AMT,
                Series K, 5.75% due 11/01/2021 (c)                          151
     6,930    Riverside, California, Community College District, GO
                (Election of 2004), Series C, 5%
                due 8/01/2032 (b)                                         7,224
    10,000    Riverside County, California, Public Financing
                Authority, Tax Allocation Revenue Bonds
                (Redevelopment Projects), 5%
                due 10/01/2035 (e)                                       10,199
    10,000    San Francisco, California, Bay Area Rapid Transit
                District, Sales Tax Revenue Bonds, 5%
                due 7/01/2036 (g)                                        10,285
     8,170    San Francisco, California, Community College
                District, GO (Election of 2001), Series C, 5%
                due 6/15/2029 (g)                                         8,524
     3,250    San Mateo, California, Union High School District,
                COP (Phase One Projects), Series B, 4.486%
                due 12/15/2043 (a)(o)                                     1,818
     5,500    Santa Monica-Malibu Unified School District,
                California, GO (Election of 2006), Series A, 5%
                due 8/01/2032 (c)                                         5,734
    10,000    Simi Valley, California, Unified School District, GO
                (Election of 2004), Series C, 4.79%
                due 8/01/2032 (g)(o)                                      3,044
              Southern California Public Power Authority, Natural
                Gas Project Number 1 Revenue Bonds, Series A:
     3,000        5% due 11/01/2028                                       2,943
    11,885        5% due 11/01/2033                                      11,532
     8,310    Stockton, California, Public Financing Authority,
                Lease Revenue Bonds (Parking & Capital Projects),
                5.25% due 9/01/2034 (c)                                   8,651
    12,000    University of California Revenue Bonds, Series D, 5%
                due 5/15/2041 (c)                                        12,386
===============================================================================
Colorado -- 3.2%
    15,000    Aurora, Colorado, Water Improvement Revenue Bonds,
                First Lien, Series A, 5% due 8/01/2039 (a)               15,514


14              ANNUAL REPORT                     OCTOBER 31, 2007

                          BlackRock MuniYield Insured Fund, Inc.  (in Thousands)

      Face
    Amount    Municipal Bonds                                            Value
===============================================================================
Colorado (concluded)
   $ 8,000    Colorado HFA, S/F Mortgage Revenue Refunding
                Bonds, AMT, Series A-3, Class III, 4.80%
                due 11/01/2037 (b)                                      $ 7,586
     8,705    Colorado Health Facilities, Hospital Revenue Bonds
                (Parkview Medical Center Inc. Project), Series A,
                5% due 9/01/2037                                          8,572
===============================================================================
Florida -- 1.1%
              Miami-Dade County, Florida, Aviation Revenue
                Refunding Bonds (Miami International Airport), AMT:
     1,000        5.375% due 10/01/2027 (c)                               1,031
    10,000        Series A, 5% due 10/01/2038 (d)                        10,000
===============================================================================
Georgia -- 1.3%
    12,500    Atlanta, Georgia, Airport General Revenue Refunding
                Bonds, Series B, 5.25% due 1/01/2033 (g)                 13,027
===============================================================================
Hawaii -- 0.5%
     2,000    Hawaii State, GO, Series CX, 5.50%
                due 2/01/2021 (g)                                         2,136
     3,000    Hawaii State Harbor System Revenue Bonds, AMT,
                Series A, 5% due 1/01/2031 (g)                            3,026
===============================================================================
Idaho -- 0.9%
              Idaho Housing and Financing Association, S/F
                Mortgage Revenue Bonds, AMT:
     4,790        Series F-1, Class I, 5.20% due 1/01/2039                4,796
     3,555        Series G-1, Class III, 5.125% due 1/01/2029             3,630
===============================================================================
Illinois -- 8.1%
    15,400    Chicago, Illinois, GO, Series C, 5%
                due 1/01/2035 (b)                                        15,776
     1,500    Chicago, Illinois, O'Hare International Airport,
                Revenue Refunding Bonds, Third Lien, AMT,
                Series C-2, 5.25% due 1/01/2034 (e)                       1,527
              Illinois Municipal Electric Agency, Power Supply
                Revenue Bonds, Series (c):
    25,000        5% due 2/01/2035                                       25,783
    15,000        5.25% due 2/01/2035                                    15,854
     1,215    McLean and Woodford Counties, Illinois, Community
                Unit School District Number 005, GO, Refunding,
                6.375% due 12/01/2016 (g)                                 1,342
     4,800    Metropolitan Pier and Exposition Authority, Illinois,
                Dedicated State Tax Revenue Refunding Bonds
                (McCormick Place Expansion Project), Series B,
                5.75% due 6/15/2023 (b)                                   5,206
    12,000    Northern Illinois Municipal Power Agency, Power
                Project Revenue Refunding Bonds (Prairie State
                Project), Series A, 5% due 1/01/2037 (b)                 12,366
     1,000    Regional Transportation Authority, Illinois, Revenue
                Bonds, Series C, 7.75% due 6/01/2020 (c)                  1,300
===============================================================================
Indiana -- 3.9%
     1,100    Daviess County, Indiana, EDR (Daviess Community
                Hospital Project), Refunding, VRDN, 5.50%
                due 1/01/2029 (h)(m)                                      1,100
    20,000    Indiana Bond Bank, Special Program Gas Revenue
                Bonds, Series A, 5.25% due 10/15/2020                    20,880
     2,250    Indiana Health Facilities Financing Authority, Hospital
                Revenue Bonds (Deaconess Hospital Obligated
                Group), Series A, 5.375% due 3/01/2034 (a)                2,347
    13,000    Indiana Transportation Finance Authority, Highway
                Revenue Bonds, Series A, 5.25%
                due 6/01/2014 (c)(f)                                     14,223
===============================================================================
Kentucky -- 2.1%
    20,005    Louisville and Jefferson Counties, Kentucky,
                Metropolitan Sewer District, Sewer and Drain
                System Revenue Bonds, Series A, 5.25%
                due 5/15/2037 (c)                                        20,995
===============================================================================
Louisiana -- 3.0%
     3,750    Louisiana Local Government Environmental Facilities
                and Community Development Authority, Revenue
                Bonds (Capital Projects and Equipment Acquisition),
                Series A, 6.30% due 7/01/2030 (a)                         4,407
     6,615    Louisiana Public Facilities Authority, Hospital Revenue
                Bonds (Franciscan Missionaries of Our Lady Health
                System, Inc.), Series A, 5.25% due 8/15/2036              6,707
     4,270    Louisiana Public Facilities Authority Revenue Bonds
                (Nineteenth Judicial District Court Building Project),
                5.50% due 6/01/2041 (c)                                   4,610
    10,000    Louisiana State, Gas and Fuels Tax Revenue Bonds,
                Series A, 5% due 5/01/2036 (g)                           10,321
     3,545    New Orleans, Louisiana, GO (Public Improvements),
                5% due 10/01/2033 (b)                                     3,631
===============================================================================
Maryland -- 2.6%
     1,275    Maryland State Health and Higher Educational
                Facilities Authority, Revenue Refunding Bonds
                (Pickersgill Inc.), VRDN, Series A, 5.50%
                due 1/01/2035 (h)(m)                                      1,275
    24,750    Maryland State Transportation Authority,
                Transportation Facilities Projects Revenue Bonds,
                4.50% due 7/01/2037 (g)                                  23,903
===============================================================================
Massachusetts -- 9.2%
     2,500    Massachusetts State, HFA, Housing Development
                Revenue Refunding Bonds, Series B, 5.40%
                due 12/01/2028 (b)                                        2,564
    12,365    Massachusetts State, HFA, Rental Housing Mortgage
                Revenue Bonds, AMT, Series A, 5.15%
                due 7/01/2026 (g)                                        12,654
    12,950    Massachusetts State, HFA, S/F Housing Revenue
                Bonds, AMT, Series 128, 4.875%
                due 12/01/2038 (g)                                       12,400
     5,400    Massachusetts State Health and Educational
                Facilities Authority Revenue Bonds (Lahey Clinic
                Medical Center), Series D, 5.25% due 8/15/2037            5,482
    10,000    Massachusetts State Health and Educational
                Facilities Authority, Revenue Refunding Bonds
                (Berklee College of Music), Series A, 5%
                due 10/01/2037                                           10,148
     7,550    Massachusetts State Port Authority Revenue Bonds,
                Series A, 5% due 7/01/2033 (b)                            7,733
              Massachusetts State School Building Authority,
                Dedicated Sales Tax Revenue Bonds, Series A (a):
    16,060        4.50% due 8/15/2035                                    15,588
    12,000        5% due 8/15/2037                                       12,451
    10,000    Massachusetts State Special Obligation Dedicated
                Tax Revenue Bonds, 5.75% due 1/01/2014 (c)(f)            11,132
===============================================================================
Michigan -- 3.5%
     4,325    Michigan Higher Education Student Loan Authority,
                Student Loan Revenue Bonds, AMT, Series XVII-Q,
                5% due 3/01/2031 (a)                                      4,355
    10,000    Michigan State, HDA, Rental Housing Revenue Bonds,
                AMT, Series B, 4.95% due 4/01/2044 (g)                    9,593


              ANNUAL REPORT                     OCTOBER 31, 2007              15

                          BlackRock MuniYield Insured Fund, Inc.  (in Thousands)

      Face
    Amount    Municipal Bonds                                            Value
===============================================================================
Michigan (concluded)
   $20,000    Wayne County, Michigan, Airport Authority Revenue
                Bonds (Detroit Metropolitan Wayne County Airport),
                AMT, 5% due 12/01/2029 (b)                              $20,238
===============================================================================
Missouri -- 2.1%
    20,000    Missouri Joint Municipal Electric Utility Commission,
                Power Project Revenue Bonds (Prairie State
                Project), Series A, 5% due 1/01/2042 (a)                 20,441
       115    Missouri State Housing Development Commission,
                S/F Mortgage Revenue Bonds (Homeownership
                Loan Program), AMT, Series C-1, 7.15%
                due 3/01/2032 (k)                                           123
===============================================================================
Nevada -- 4.7%
    25,000    Clark County, Nevada, Airport System Subordinate
                Lien Revenue Bonds, Series A-2, 5%
                due 7/01/2030 (c)                                        25,682
    12,675    Clark County, Nevada, IDR (Southwest Gas
                Corporation Project), AMT, Series A, 5.25%
                due 7/01/2034 (a)                                        12,924
     6,000    Henderson, Nevada, Health Care Facilities Revenue
                Bonds (Catholic Healthcare West), Series A,
                5.625% due 7/01/2024                                      6,297
     1,165    Reno, Nevada, Capital Improvement Revenue Bonds,
                5.50% due 6/01/2019 (c)                                   1,247
===============================================================================
New Jersey -- 6.5%
    16,000    Garden State Preservation Trust of New Jersey, Open
                Space and Farmland Preservation Revenue Bonds,
                Series A, 5.75% due 11/01/2028 (g)                       18,868
              New Jersey EDA, Cigarette Tax Revenue Bonds:
     3,060        5.75% due 6/15/2029                                     3,205
     2,610        5.50% due 6/15/2031                                     2,689
    14,135        5.75% due 6/15/2034                                    14,855
    15,000    New Jersey EDA, Motor Vehicle Surcharge Revenue
                Bonds, Series A, 5.25% due 7/01/2033 (b)                 15,755
    20,000    New Jersey State Transportation Trust Fund Authority,
                Transportation System Revenue Bonds, Series C,
                4.96% due 12/15/2035 (a)(o)                               5,183
     2,880    Newark, New Jersey, Housing Authority, Port Authority --
                Port Newark Marine Terminal Additional Rent-
                Backed Revenue Bonds (City of Newark Redevel-
                opment Projects), 5.50% due 1/01/2014 (b)(f)              3,175
===============================================================================
New Mexico -- 0.7%
     1,605    New Mexico Educational Assistance Foundation,
                Student Loan Revenue Refunding Bonds (Student
                Loan Program), AMT, First Sub-Series A-2, 6.65%
                due 11/01/2025                                            1,638
       365    New Mexico Mortgage Finance Authority, S/F
                Mortgage Revenue Bonds, AMT, Series C-2, 6.95%
                due 9/01/2031 (k)                                           375
     5,000    New Mexico Mortgage Financing Authority, S/F
                Mortgage Program Revenue Bonds, AMT,
                Series C-2, 5% due 7/01/2038 (k)(l)                       4,885
===============================================================================
New York -- 10.5%
    10,250    Long Island Power Authority, New York, Electric
                System Revenue Bonds, Series A, 5.10%
                due 9/01/2029                                            10,608
     5,335    Metropolitan Transportation Authority, New York,
                Commuter Facilities Revenue Refunding Bonds,
                Series B, 5.125% due 7/01/2024 (a)(i)                     5,448
              New York City, New York, GO:
     1,880        Series B, 5.875% due 8/01/2016 (b)                      2,012
    10,000        Series J, 5.25% due 5/15/2024                          10,507
     1,000        Series J, 5.25% due 5/15/2025                           1,050
    15,000        Series M, 5% due 4/01/2030 (n)                         15,516
     6,000        Sub-Series C-1, 5.25% due 8/15/2026                     6,311
              New York State Dormitory Authority, Non-State
                Supported Debt Revenue Bonds (Presbyterian
                Hospital of New York) (g):
    20,000        5.25% due 2/15/2031                                    20,903
    10,000        5% due 8/15/2036                                       10,224
    19,500    Port Authority of New York and New Jersey,
                Consolidated Revenue Bonds, AMT, 137th Series,
                5.125% due 7/15/2030 (g)                                 20,099
===============================================================================
North Carolina -- 0.1%
     1,200    North Carolina Medical Care Commission, Health
                Care Facilities, First Mortgage Revenue Refunding
                Bonds (Carol Woods Project), VRDN, 5%
                due 4/01/2031 (h)(m)                                      1,200
===============================================================================
Ohio -- 0.8%
     7,660    Trumbull County, Ohio, Health Care Facilities
                Revenue Bonds (Shepherd of the Valley), VRDN,
                5.10% due 10/01/2031 (h)(m)                               7,660
===============================================================================
Oregon -- 2.2%
              Clackamas County, Oregon, School District
                Number 12, GO (North Clackamas), Series A (g):
    10,000        4.50% due 6/15/2030                                     9,860
    12,380        4.50% due 6/15/2032                                    12,109
===============================================================================
Pennsylvania -- 1.7%
       250    Allegheny County, Pennsylvania, IDA, Health and
                Housing Facilities, Senior Revenue Refunding
                Bonds (Longwood at Oakmont Inc.), VRDN,
                Series B, 5.05% due 7/01/2027 (h)(m)                        250
     4,800    Pennsylvania HFA, S/F Mortgage Revenue Refunding
                Bonds, AMT, Series 99A, 5.25% due 10/01/2032              4,847
    11,265    Philadelphia, Pennsylvania, Airport Revenue
                Refunding Bonds (Philadelphia Airport System),
                AMT, Series B, 5% due 6/15/2027 (g)                      11,480
===============================================================================
South Carolina -- 5.3%
     5,000    Berkeley County, South Carolina, School District,
                Installment Lease Revenue Bonds (Securing
                Assets for Education Project), 5.125%
                due 12/01/2030                                            5,103
              Charleston Educational Excellence Financing
                Corporation, South Carolina, Revenue Bonds
                (Charleston County School District) (n):
     3,895        5.25% due 12/01/2028                                    4,118
     3,465        5.25% due 12/01/2029                                    3,658
     1,160        5.25% due 12/01/2030                                    1,223


16              ANNUAL REPORT                     OCTOBER 31, 2007

                          BlackRock MuniYield Insured Fund, Inc.  (in Thousands)

      Face
    Amount    Municipal Bonds                                            Value
===============================================================================
South Carolina (concluded)
              Kershaw County, South Carolina, Public Schools
                Foundation, Installment Power Revenue
                Refunding Bonds (d):
   $ 3,775        5% due 12/01/2030                                     $ 3,897
     3,690        5% due 12/01/2031                                       3,801
       930    South Carolina Housing Finance and Development
                Authority, Mortgage Revenue Refunding Bonds,
                AMT, Series A-2, 6.35% due 7/01/2019 (g)                    959
    10,800    South Carolina Jobs EDA, Hospital Revenue Bonds
                (Oconee Memorial Hospital Project), VRDN,
                Series A, 6% due 10/01/2036 (h)(m)                       10,800
    18,030    South Carolina Transportation Infrastructure Bank
                Revenue Bonds, Series A, 5% due 10/01/2029 (a)           18,515
===============================================================================
Tennessee -- 3.2%
     6,600    Sevier County, Tennessee, Public Building Authority,
                Local Government Public Improvement Revenue
                Bonds, VRDN, AMT, Series III-A, 3.60%
                due 6/01/2028 (a)(h)                                      6,600
    15,000    Tennessee Energy Acquisition Corporation, Gas
                Revenue Bonds, Series A, 5.25% due 9/01/2026             15,088
              Tennessee HDA, Revenue Bonds (Homeownership
                Program), AMT, Series 2C :
     1,795        6.05% due 7/01/2012                                     1,846
     2,250        6.15% due 7/01/2014                                     2,296
              Tennessee HDA, Revenue Refunding Bonds
                (Homeownership Program), AMT, Series A (g):
     3,050        5.25% due 7/01/2022                                     3,087
     2,160        5.35% due 1/01/2026                                     2,184
===============================================================================
Texas -- 9.3%
     5,000    Amarillo, Texas, GO, 5.25% due 5/15/2027 (b)                5,344
     8,435    Canyon, Texas, Regional Water Authority, Contract
                Revenue Bonds (Wells Ranch Project), 5%
                due 8/01/2032 (a)                                         8,744
     1,000    Dallas-Fort Worth, Texas, International Airport, Joint
                Revenue Bonds, AMT, Series A, 5% due 11/01/2035 (g)       1,000
              Harris County-Houston Sports Authority, Texas,
                Revenue Refunding Bonds, Senior Lien, Series G (b):
     1,665        5.75% due 11/15/2019                                    1,782
     3,500        5.75% due 11/15/2020                                    3,745
    10,000        5.25% due 11/15/2030                                   10,447
    10,000    Harris County, Texas, Hospital District, Senior Lien
                Revenue Refunding Bonds, Series A, 5.25%
                due 2/15/2037 (b)                                        10,440
    10,695    Houston, Texas, Combined Utility System, First Lien
                Revenue Refunding Bonds, Series A, 5%
                due 11/15/2036 (g)                                       11,053
     6,250    Matagorda County, Texas, Navigation District
                Number 1, PCR, Refunding (Central Power and
                Light Company Project), AMT, 5.20%
                due 5/01/2030 (b)                                         6,440
     5,890    North Texas Thruway Authority, Dallas North Thruway
                System Revenue Bonds, Series A, 5%
                due 1/01/2035 (g)                                         6,032
    10,385    Tarrant County, Texas, Health Facilities Development
                Corporation, Hospital Revenue Refunding Bonds
                (Cumberland Rest, Inc. Project), VRDN, Series,
                4.95% due 8/15/2032 (h)(m)                               10,385
     4,775    Texas State Department of Housing and Community
                Affairs, S/F Mortgage Revenue Bonds, AMT,
                Series A, 5.45% due 9/01/2023 (b)(k)                      4,861
    10,000    Texas State Turnpike Authority, Central Texas Turnpike
                System Revenue Bonds, First Tier, Series A, 5.50%
                due 8/15/2039 (a)                                        10,616
===============================================================================
Vermont -- 0.4%
     3,000    Vermont HFA, Revenue Refunding Bonds, AMT,
                Series C, 5.50% due 11/01/2038 (g)                        3,078
       490    Vermont HFA, S/F Housing Revenue Bonds, AMT,
                Series 12B, 6.30% due 11/01/2019 (g)                        495
===============================================================================
Virginia -- 0.5%
     2,750    Fairfax County, Virginia, EDA, Residential Care
                Facilities, Mortgage Revenue Refunding Bonds
                (Goodwin House, Inc.), 5.125% due 10/01/2042              2,634
     2,500    Halifax County, Virginia, IDA, Exempt Facility Revenue
                Refunding Bonds (Old Dominion Electric
                Cooperative Project), AMT, 5.625%
                due 6/01/2028 (a)                                         2,654
===============================================================================
Washington -- 11.3%
              Bellevue, Washington, GO, Refunding (b):
     2,545        5.25% due 12/01/2026                                    2,690
     2,455        5.25% due 12/01/2027                                    2,588
     2,850        5.25% due 12/01/2028 (r)                                3,003
     3,000        5.25% due 12/01/2029                                    3,157
    17,600        5% due 12/01/2034                                      18,074
     3,030    Chelan County, Washington, Public Utility District
                Number 001, Consolidated Revenue Bonds
                (Chelan Hydro System), AMT, Series A, 5.45%
                due 7/01/2037 (a)                                         3,117
     6,000    Chelan County, Washington, Public Utility District
                Number 001, Consolidated Revenue Refunding
                Bonds (Chelan Hydro System), AMT, Series C,
                5.65% due 7/01/2032 (b)                                   6,333
    15,785    King County, Washington, Sewer Revenue Bonds, 5%
                due 1/01/2037 (g)                                        16,310
    10,000    Radford Court Properties, Washington, Student
                Housing Revenue Bonds, 5.75%
                due 6/01/2032 (b)(r)                                     10,534
     1,720    Seattle, Washington, Drain and Wastewater Utility
                Revenue Bonds, 5.75% due 11/01/2009 (b)(f)                1,812
              Skagit County, Washington, Public Hospital District,
                GO, Series A (b):
     4,945        5.25% due 12/01/2025                                    5,226
     5,450        5.25% due 12/01/2026                                    5,753
     5,300    Tacoma, Washington, Regional Water Supply System,
                Water Revenue Bonds, 5% due 12/01/2032 (b)                5,414
     7,250    Tacoma, Washington, Solid Waste Utility Revenue
                Refunding Bonds, Series B, 5.50%
                due 12/01/2007 (a)(f)                                     7,333
     7,000    Washington State Health Care Facilities Authority
                Revenue Bonds (Providence Health System),
                Series A, 5.25% due 10/01/2021 (b)                        7,291
    12,035    Washington State, Motor Vehicle Fuel Tax, GO,
                Series B, 5% due 7/01/2031 (g)                           12,480
===============================================================================


              ANNUAL REPORT                     OCTOBER 31, 2007              17

                          BlackRock MuniYield Insured Fund, Inc.  (in Thousands)

      Face
    Amount    Municipal Bonds                                            Value
===============================================================================
West Virginia -- 0.6%
   $ 5,925    Harrison County, West Virginia, County Commission
                for Solid Waste Disposal Revenue Bonds
                (Monongahela Power), AMT, Series C, 6.75%
                due 8/01/2024 (a)                                    $    5,939
===============================================================================
Wisconsin -- 0.4%
     3,395    Wisconsin State Health and Educational Facilities
                Authority Revenue Bonds (SynergyHealth Inc.),
                6% due 11/15/2032                                         3,521
===============================================================================
Puerto Rico -- 0.4%
    20,000    Puerto Rico Sales Tax Financing Corporation, Sales
                Tax Revenue Refunding Bonds, Series A, 5.01%
                due 8/01/2043 (b)(o)                                      3,446
-------------------------------------------------------------------------------
              Total Municipal Bonds
              (Cost -- $1,339,459) -- 140.1%                          1,373,895
===============================================================================

===============================================================================
              Municipal Bonds Held in Trust (j)
===============================================================================
California -- 7.6%
    14,900    California State, Various Purpose, GO, 5.50%
                due 11/01/2033 (b)                                       16,049
    10,030    Gavilan, California, Joint Community College District,
                GO (Election of 2004), Series A, 5.50%
                due 8/01/2028 (a)                                        10,789
    14,000    Port of Oakland, California, Revenue Bonds, AMT,
                Series K, 5.75% due 11/01/2021 (c)                       14,537
     9,460    Port of Oakland, California, Revenue Refunding
                Bonds, AMT, Series L, 5.375%
                due 11/01/2027 (c)                                        9,844
              San Jose, California, Airport Revenue Refunding
                Bonds (a):
    14,300        5% due 3/01/2037                                       14,655
     7,965        Series A, 5.50% due 3/01/2032                           8,163
===============================================================================
Florida -- 3.7%
              Miami-Dade County, Florida, Aviation Revenue
                Refunding Bonds (Miami International Airport), AMT:
    10,750        5.375% due 10/01/2025 (c)                              11,088
    25,000        Series A, 5% due 10/01/2039 (b)                        25,047
===============================================================================
Illinois -- 8.3%
    16,400    Chicago, Illinois, O'Hare International Airport,
                General Airport Revenue Refunding Bonds, Third Lien,
                AMT, Series C-2, 5.25% due 1/01/2030 (g)                 16,762
              Chicago, Illinois, O'Hare International Airport
                Revenue Bonds, Third Lien, AMT, Series B-2 (b):
    16,680        5.25% due 1/01/2027                                    17,120
    26,230        6% due 1/01/2027                                       28,429
    17,200        6% due 1/01/2029                                       18,604
===============================================================================
Louisiana -- 1.6%
    15,000    Louisiana Public Facilities Authority, Mortgage
                Revenue Refunding Bonds (Baton Rouge General
                Medical Center Project), 5.25%
                due 7/01/2033 (b)                                        15,519
===============================================================================
Massachusetts -- 2.0%
    19,755    Massachusetts State Port Authority Special Facilities
                Revenue Refunding Bonds, 5%
                due 7/01/2038 (c)                                        19,568
===============================================================================
Michigan -- 1.4%
              Michigan State Strategic Fund, Limited Obligation
                Revenue Refunding Bonds (Detroit Edison
                Company Pollution Control Project), AMT (e):
     8,000        Series A, 5.50% due 6/01/2030                           8,339
     5,000        Series C, 5.65% due 9/01/2029                           5,179
===============================================================================
Oklahoma -- 0.9%
     8,680    Oklahoma State Industries Authority Revenue
                Refunding Bonds (Health System-Obligation
                Group), Series A, 5.75% due 8/15/2029 (b)                 9,060
===============================================================================
Pennsylvania -- 1.7%
    15,600    Pennsylvania State Turnpike Commission, Turnpike
                Revenue Bonds, Series A, 5.50%
                due 12/01/2031 (a)                                       16,937
===============================================================================
Texas -- 7.0%
    21,000    Dallas-Fort Worth, Texas, International Airport Revenue
                Bonds, AMT, Series A, 5.50% due 11/01/2033 (b)           21,803
    15,000    Dallas-Fort Worth, Texas, International Airport,
                Revenue Refunding and Improvement Bonds, AMT,
                Series A, 5.625% due 11/01/2026 (c)                      15,712
    30,000    Houston, Texas, Airport System Revenue Refunding
                Bonds, Sub-Lien, Series B, 5.50%
                due 7/01/2030 (g)                                        31,560
===============================================================================
Washington -- 2.1%
    20,565    Port Seattle, Washington, Revenue Refunding Bonds,
                Series B, AMT, 5.20% due 7/01/2029 (b)                   20,975
-------------------------------------------------------------------------------
              Total Municipal Bonds Held in Trust
              (Cost -- $348,712) -- 36.3%                               355,739
===============================================================================

===============================================================================
    Shares
      Held    Short-Term Securities
===============================================================================
     4,902    Merrill Lynch Institutional Tax-Exempt Fund,
                3.32% (p)(q)                                              4,902
-------------------------------------------------------------------------------
              Total Short-Term Securities
              (Cost -- $4,902) -- 0.5%                                    4,902
===============================================================================
Total Investments (Cost -- $1,693,073*) -- 176.9%                     1,734,536

Liabilities in Excess of Other Assets -- (1.1%)                         (10,556)

Liability for Trust Certificates,
Including Interest Expense Payable -- (17.6%)                          (172,699)

Preferred Stock, at Redemption Value -- (58.2%)                        (570,540)
                                                                     ----------
Net Assets Applicable to Common Stock -- 100.0%                      $  980,741
                                                                     ==========


18              ANNUAL REPORT                     OCTOBER 31, 2007

Schedule of Investments (concluded)
                          BlackRock MuniYield Insured Fund, Inc.  (in Thousands)

* The cost and unrealized appreciation (depreciation) of investments as of October 31, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost ...........................................    $ 1,527,641
                                                                    ===========
      Gross unrealized appreciation ............................    $    39,669
      Gross unrealized depreciation ............................         (3,412)
                                                                    -----------
      Net unrealized appreciation ..............................    $    36,257
                                                                    ===========

(a)   AMBAC Insured.
(b)   MBIA Insured.
(c)   FGIC Insured.
(d)   CIFG Insured.
(e)   XL Capital Insured.
(f)   Prerefunded.
(g)   FSA Insured.
(h) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(i)   Escrowed to maturity.
(j) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to the Financial Statements for details of municipal bonds held in trust.
(k)   FNMA/GNMA Collateralized.
(l)   FHLMC Collateralized.
(m)   Radian Insured.
(n)   Assured Guaranty Insured.
(o) Represents a zero coupon or step-up bond; the interest rate shown is the effective yield at the time of purchase.
(p)   Represents the current yield as of October 31, 2007.
(q) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                               Net      Dividend
      Affiliate                                              Activity    Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund             4,902       $222
      --------------------------------------------------------------------------

(r) All or a portion of security held as collateral in connection with open forward interest rate swaps.
o Forward interest rate swaps outstanding as of October 31, 2007 were as follows:

      --------------------------------------------------------------------------
                                                       Notional      Unrealized
                                                        Amount      Appreciation
      --------------------------------------------------------------------------
      Pay fixed rate of 3.56% and receive a floating rate based on 1-week (SIFMA) Municipal
      Swap Index rate

      Broker, Goldman Sachs
      Expires January 2016                             $ 60,000         $ 95

      Pay fixed rate of 3.653% and receive a
      floating rate based on 1-week (SIFMA)
      Municipal Swap Index rate

      Broker, JPMorgan Chase
      Expires January 2018                             $275,000          547
      --------------------------------------------------------------------------
      Total                                                             $642
                                                                        ====

      See Notes to Financial Statements.


              ANNUAL REPORT                     OCTOBER 31, 2007              19

Schedule of Investments as of October 31, 2007
                           BlackRock MuniYield Quality Fund, Inc. (in Thousands)

      Face
    Amount    Municipal Bonds                                            Value
===============================================================================
Alabama -- 2.3%
   $ 3,000    Jefferson County, Alabama, Limited Obligation
                School Warrants, Series A, 4.75%
                due 1/01/2025                                           $ 3,025
     7,275    University of Alabama, General Revenue Bonds,
                Series A, 5% due 7/01/2034 (g)                            7,440
===============================================================================
Arizona -- 0.7%
     3,320    Salt Verde Financial Corporation, Arizona, Senior
                Gas Revenue Bonds, 5% due 12/01/2032                      3,205
===============================================================================
California -- 20.9%
     4,150    Alameda Corridor Transportation Authority, California,
                Capital Appreciation Revenue Refunding Bonds,
                Subordinate Lien, Series A, 5.45%
                due 10/01/2025 (a)(m)                                     3,478
     1,250    Anaheim, California, Public Financing Authority,
                Electric System Distribution Facilities Revenue
                Bonds, Series A, 5% due 10/01/2031 (f)(r)                 1,289
     2,200    Arcadia, California, Unified School District, Capital
                Appreciation, GO (Election of 2006), Series A,
                4.96% due 8/01/2039 (f)(m)                                  430
              Cabrillo, California, Community College District, GO
                (Election of 2004), Series B (g)(m):
     3,250        5.20% due 8/01/2037                                       701
     7,405        4.87% due 8/01/2038                                     1,514
              California State, GO:
     2,790        5.50% due 4/01/2014 (h)                                 3,106
         5        5.50% due 4/01/2028                                         5
              California State, GO, Refunding:
     4,450        5.25% due 9/01/2010 (h)                                 4,671
        30        5.125% due 6/01/2027                                       31
     5,700        5.25% due 2/01/2033 (j)                                 5,892
     2,500        5% due 6/01/2037                                        2,532
     3,450    California State University, Systemwide Revenue
                Bonds, Series A, 5% due 11/01/2035 (d)                    3,545
              California State, Various Purpose, GO:
    10,000        5.25% due 11/01/2029                                   10,439
     3,200        5.50% due 11/01/2033                                    3,382
     1,200    Chino Valley, California, Unified School District, GO
                (Election of 2002), Series C, 5.25%
                due 8/01/2030 (g)                                         1,271
     3,525    Coachella Valley, California, Unified School District,
                GO (Election of 2005), Series A, 5%
                due 8/01/2028 (d)                                         3,672
     2,150    East Side Union High School District, California,
                Santa Clara County, GO (Election of 2002),
                Series D, 5% due 8/01/2026 (b)                            2,248
     1,230    Fresno, California, Unified School District, GO
                (Election of 2001), Series E, 5%
                due 8/01/2030 (f)                                         1,282
     1,600    Golden State Tobacco Securitization Corporation of
                California, Tobacco Settlement Revenue Bonds
                Series B, 5.50% due 6/01/2013 (b)(h)                      1,752
     3,410    Los Angeles, California, Municipal Improvement
                Corporation, Lease Revenue Bonds, Series B1,
                4.75% due 8/01/2037 (d)                                   3,412
              Metropolitan Water District of Southern California,
                Waterworks Revenue Bonds, Series B-1 (d):
     4,000        5% due 10/01/2029                                       4,141
     2,275        5% due 10/01/2036                                       2,336
     2,000    Mount Diablo, California, Unified School District, GO
                (Election of 2002), 5% due 7/01/2027 (d)                  2,079
     2,750    Orange County, California, Sanitation District, COP,
                5% due 2/01/2033 (d)                                      2,799
     2,000    Poway, California, Redevelopment Agency, Tax
                Allocation Refunding Bonds (Paguay Redevelop-
                ment Project), 5.125% due 6/15/2033 (a)                   2,055
     2,100    Sacramento, California, Unified School District, GO
                (Election of 2002), 5% due 7/01/2030 (g)                  2,180
     9,000    San Diego County, California, Water Authority, Water
                Revenue Refunding Bonds, COP, Series A, 5%
                due 5/01/2032 (g)                                         9,218
     5,300    San Jose, California, Airport Revenue Refunding
                Bonds, AMT, Series A, 5.50% due 3/01/2032 (a)             5,609
     2,725    San Mateo County, California, Community College
                District, GO (Election of 2001), Series A, 5%
                due 9/01/2026 (d)                                         2,834
     1,500    Southern California Public Power Authority, Natural
                Gas Project Number 1 Revenue Bonds, Series A,
                5% due 11/01/2033                                         1,455
     1,950    Tamalpais, California, Union High School District, GO
                (Election of 2001), 5% due 8/01/2028 (f)                  2,016
     3,150    Ventura County, California, Community College
                District, GO (Election of 2002), Series B, 5%
                due 8/01/2030 (g)                                         3,271
===============================================================================
Colorado -- 3.9%
     1,650    Colorado Health Facilities Authority Revenue Bonds
                (Catholic Health Initiatives), Series A, 5.50%
                due 3/01/2032 (c)                                         1,754
              Colorado Health Facilities Authority Revenue Bonds
                (Covenant Retirement Communities Inc.),
                Series A (j) :
     1,600        5.50% due 12/01/2027                                    1,640
     1,000        5.50% due 12/01/2033                                    1,017
     9,000    E-470 Public Highway Authority, Colorado, Capital
                Appreciation Revenue Refunding Bonds, Series B,
                5.485% due 9/01/2029 (g)(m)                               2,890
    11,125    Northwest Parkway, Colorado, Public Highway
                Authority, Capital Appreciation Revenue Bonds,
                Senior Convertible, Series C, 5.345%
                due 6/15/2025 (f)(m)                                     10,295
===============================================================================
District of Columbia -- 1.8%
     5,700    District of Columbia, GO, Series A, 4.75%
                due 6/01/2036 (d)                                         5,700
              District of Columbia, Revenue Refunding Bonds
                (Catholic University of America)(a):
     1,930        5.625% due 10/01/2009 (h)                               2,024
       570        5.625% due 10/01/2029                                     593
===============================================================================
Florida -- 2.4%
     2,235    Beacon Tradeport Community Development District,
                Florida, Special Assessment Revenue Refunding
                Bonds (Commercial Project), Series A, 5.625%
                due 5/01/2032 (j)                                         2,310
     5,415    Highlands County, Florida, Health Facilities Authority,
                Hospital Revenue Bonds (Adventist Health System),
                Series C, 5.25% due 11/15/2036                            5,524
     3,000    Miami-Dade County, Florida, Aviation Revenue
                Refunding Bonds (Miami International Airport),
                AMT, Series A, 5% due 10/01/2038 (k)                      3,000
===============================================================================


20              ANNUAL REPORT                     OCTOBER 31, 2007

                          BlackRock MuniYield Quality Fund, Inc.  (in Thousands)

      Face
    Amount    Municipal Bonds                                            Value
===============================================================================
Georgia -- 5.5%
   $ 3,500    Atlanta, Georgia, Airport Passenger Facility Charge
                and Subordinate Lien General Revenue Refunding
                Bonds, Series C, 5% due 1/01/2033 (f)                   $ 3,583
              Atlanta, Georgia, Water and Wastewater
                Revenue Bonds:
     4,270        5% due 11/01/2034 (f)                                   4,379
     1,200        Series A, 5% due 11/01/2033 (g)                         1,221
     2,525        Series A, 5% due 11/01/2039 (g)                         2,562
              Augusta, Georgia, Water and Sewer Revenue
                Bonds (f):
     5,000        5.25% due 10/01/2034                                    5,237
     2,820        5.25% due 10/01/2039                                    2,943
     4,785    Monroe County, Georgia, Development Authority,
                PCR, Refunding (Oglethorpe Power Corporation --
                Scherer), Series A, 6.80% due 1/01/2011                   5,198
===============================================================================
Hawaii -- 0.5%
     2,000    Hawaii State, GO, Series CX, 5.50%
                due 2/01/2021 (f)                                         2,136
===============================================================================
Illinois -- 15.8%
              Chicago, Illinois, GO (Lakefront Millennium Parking
                Facilities)(g)(h):
     5,000        5.125% due 1/01/2009                                    5,191
     2,500        5.75% due 1/01/2012                                     2,755
              Chicago, Illinois, O'Hare International Airport
                Revenue Bonds, Third Lien, AMT, Series B-2 :
     3,400        5.75% due 1/01/2023 (f)                                 3,634
     4,000        5.75% due 1/01/2024 (f)                                 4,269
     3,300        6% due 1/01/2029 (b)                                    3,569
              Chicago, Illinois, O'Hare International Airport,
                Revenue Refunding Bonds, AMT:
     2,665        3rd Lien, Series A-2, 5.75%
                     due 1/01/2021 (f)                                    2,857
         3        DRIVERS, Series 250, 7.665%
                     due 1/01/2021 (g)(i)                                     3
     5,080    Cook County, Illinois, Capital Improvement, GO,
                Series C, 5.50% due 11/15/2012 (a)(h)                     5,536
              Illinois Sports Facilities Authority, State Tax
                Supported Revenue Bonds (a):
    28,525        5.212% due 6/15/2030 (m)                               26,823
     5,500        5% due 6/15/2032                                        5,630
              Metropolitan Pier and Exposition Authority, Illinois,
                Dedicated State Tax Revenue Refunding Bonds
                (McCormick Place Expansion Project):
     7,000        5.50% due 12/15/2024 (d)                                7,290
     3,500        Series B, 5.75% due 6/15/2023 (g)                       3,796
===============================================================================
Indiana -- 2.6%
              Indianapolis, Indiana, Local Public Improvement
                Bond Bank, Revenue Refunding Bonds
                (Indianapolis Airport Authority Project), AMT,
                Series B (g):
     6,470        5.25% due 1/01/2028                                     6,691
     5,055        5.25% due 1/01/2030                                     5,210
===============================================================================
Louisiana -- 4.6%
     5,100    Louisiana Local Government Environmental
                Facilities and Community Development Authority,
                Revenue Bonds (Capital Projects and Equipment
                Acquisition), Series A, 6.30% due 7/01/2030 (a)           5,994
     2,800    Louisiana State Citizens Property Insurance
                Corporation, Assessment Revenue Bonds,
                Series B, 5% due 6/01/2023 (a)                            2,917
     7,300    Louisiana State, Gas and Fuels Tax Revenue Bonds,
                Series A, 4.75% due 5/01/2039 (f)                         7,305
     4,675    Louisiana State Transportation Authority, Senior Lien
                Toll Revenue Capital Appreciation Bonds, Series B,
                5.31% due 12/01/2027 (a)(m)                               1,650
       800    Rapides Financing Authority, Louisiana, Revenue
                Bonds (Cleco Power LLC Project), AMT, 4.70%
                due 11/01/2036 (a)                                          752
     1,900    Terrebonne Parish, Louisiana, Hospital Service
                District Number 1, Hospital Revenue Bonds
                (Terrebonne General Medical Center Project),
                5.50% due 4/01/2033 (a)                                   2,027
===============================================================================
Maryland -- 1.6%
     7,115    Baltimore, Maryland, Convention Center Hotel
                Revenue Bonds, Senior Series A, 5.25%
                due 9/01/2039 (b)                                         7,457
===============================================================================
Massachusetts -- 8.5%
     3,730    Massachusetts Bay, Massachusetts, Transportation
                Authority, General Transportation System Revenue
                Refunding Bonds, Series A, 7% due 3/01/2011 (g)           4,128
     3,550    Massachusetts Bay Transportation Authority, Revenue
                Refunding Bonds (General Transportation System),
                Series A, 7% due 3/01/2014 (g)                            4,118
              Massachusetts Bay Transportation Authority, Sales
                Tax Revenue Refunding Bonds, Senior Series A-2 (m):
    11,400        4.80% due 7/01/2032                                     3,314
    13,400        5.209% due 7/01/2035                                    3,324
     4,000    Massachusetts State, HFA, Rental Housing Mortgage
                Revenue Bonds, AMT, Series C, 5.60%
                due 1/01/2045 (f)                                         4,153
     2,200    Massachusetts State, HFA, S/F Housing Revenue
                Bonds, AMT, Series 128, 4.80%
                due 12/01/2027 (f)                                        2,134
     1,240    Massachusetts State Health and Educational
                Facilities Authority Revenue Bonds (Lahey Clinic
                Medical Center), Series D, 5.25% due 8/15/2037            1,259
         2    Massachusetts State Port Authority, Special Facilities
                Revenue Bonds, DRIVERS, AMT, Series 501,
                7.16% due 7/01/2009 (a)(i)                                    3
    14,400    Massachusetts State School Building Authority,
                Dedicated Sales Tax Revenue Bonds, Series A, 5%
                due 8/15/2030 (f)                                        14,944
     1,210    Massachusetts State Water Resource Authority,
                General Revenue Refunding Bonds, Series B,
                5.125% due 8/01/2027 (g)                                  1,266
===============================================================================


              ANNUAL REPORT                     OCTOBER 31, 2007              21

                          BlackRock MuniYield Quality Fund, Inc.  (in Thousands)

      Face
    Amount    Municipal Bonds                                            Value
===============================================================================
Michigan -- 3.5%
   $ 2,350    Detroit, Michigan, Sewage Disposal System, Second
                Lien Revenue Bonds, Series B, 5%
                due 7/01/2036 (d)                                       $ 2,416
     2,300    Michigan Higher Education Student Loan Authority,
                Student Loan Revenue Refunding Bonds, AMT,
                Series XVII-G, 5.20% due 9/01/2020 (a)                    2,368
              Michigan State Strategic Fund, Limited Obligation
                Revenue Refunding Bonds (Detroit Edison
                Company Pollution Control Project), AMT (b):
     1,700        Series A, 5.50% due 6/01/2030                           1,772
     3,300        Series C, 5.65% due 9/01/2029                           3,418
     5,800        Series C, 5.45% due 12/15/2032                          5,978
===============================================================================
Minnesota -- 0.9%
     4,177    Dakota County, Minnesota, Community Development
                Agency, S/F Mortgage Revenue Bonds (Mortgage-
                Backed Securities Program), Series B, 5.15%
                due 12/01/2038 (o)(p)                                     4,177
===============================================================================
Nebraska -- 4.0%
     6,315    Municipal Energy Agency of Nebraska, Power Supply
                System Revenue Bonds, Series A, 5%
                due 4/01/2033 (f)                                         6,462
     8,800    Public Power Generation Agency, Nebraska, Revenue
                Bonds (Whelan Energy Center Unit 2), Series A,
                5% due 1/01/2032 (a)                                      9,114
     2,300    Washington County, Nebraska, Wastewater Facilities
                Revenue Bonds (Cargill Inc. Project), AMT, 5.90%
                due 11/01/2027                                            2,451
===============================================================================
Nevada -- 10.2%
     4,100    Carson City, Nevada, Hospital Revenue Bonds
                (Carson-Tahoe Hospital Project), Series A, 5.50%
                due 9/01/2033 (j)                                         4,179
              Clark County, Nevada, Airport System Subordinate
                Lien Revenue Bonds, Series A-2 (d):
     2,000        5% due 7/01/2030                                        2,055
    19,100        5% due 7/01/2036                                       19,511
              Clark County, Nevada, IDR (Southwest Gas
                Corporation Project), AMT (d):
     2,300        Series A, 4.75% due 9/01/2036                           2,186
    12,000        Series D, 5.25% due 3/01/2038                          12,254
     5,710    Washoe County, Nevada, School District, GO,
                5.875% due 12/01/2009 (f)(h)                              5,987
===============================================================================
New Hampshire -- 3.5%
    10,000    New Hampshire Health and Education Facilities
                Authority Revenue Bonds (Dartmouth-Hitchcock
                Obligation Group), 5.50% due 8/01/2027                   10,598
     5,000    New Hampshire State Business Finance Authority,
                PCR, Refunding (Public Service Company), AMT,
                Series D, 6% due 5/01/2021 (g)                            5,147
===============================================================================
New Jersey -- 4.4%
              New Jersey EDA, Cigarette Tax Revenue Bonds:
       910        5.75% due 6/15/2029                                       953
     1,385        5.50% due 6/15/2031                                     1,427
     5,500    New Jersey EDA, Motor Vehicle Surcharge Revenue
                Bonds, Series A, 5.25% due 7/01/2031 (g)                  5,783
              New Jersey EDA, School Facilities Construction
                Revenue Bonds, Series O:
     3,860        5.125% due 3/01/2028                                    4,024
     7,500        5.125% due 3/01/2030                                    7,804
===============================================================================
New York -- 5.9%
     3,000    Metropolitan Transportation Authority, New York,
                Revenue Bonds, Series B, 5% due 11/15/2035 (g)            3,100
     8,990    Metropolitan Transportation Authority, New York,
                Transportation Revenue Bonds, Series A, 5%
                due 11/15/2032 (d)                                        9,237
    10,000    New York State Thruway Authority, General Revenue
                Refunding Bonds, Series G, 5% due 1/01/2032 (f)          10,367
     3,570    Tobacco Settlement Financing Corporation of New
                York Revenue Bonds, Series A-1, 5.25%
                due 6/01/2022 (a)                                         3,786
===============================================================================
Ohio -- 0.5%
     2,000    Jackson, Ohio, Hospital Facilities Revenue Bonds
                (Consolidated Health System -- Jackson Hospital),
                6.125% due 10/01/2009 (h)(j)                              2,114
===============================================================================
Oklahoma -- 0.5%
              Tulsa, Oklahoma, Airports Improvement Trust, General
                Revenue Bonds (Tulsa International Airport), AMT,
                Series B (d):
     1,000        6% due 6/01/2019                                        1,044
     1,000        6.125% due 6/01/2026                                    1,047
===============================================================================
Pennsylvania -- 3.6%
     2,000    Pennsylvania HFA, S/F Mortgage Revenue Refunding
                Bonds, AMT, Series 99A, 5.25% due 10/01/2032              2,020
     7,000    Pennsylvania State Public School Building Authority,
                School Lease Revenue Bonds (The School District
                of Philadelphia Project), 5% due 6/01/2013 (f)(h)         7,499
     6,250    Philadelphia, Pennsylvania, Authority for Industrial
                Development, Lease Revenue Bonds, Series B,
                5.50% due 10/01/2011 (f)(h)                               6,751
===============================================================================
South Carolina -- 3.6%
     3,750    Berkeley County, South Carolina, School District,
                Installment Lease Revenue Bonds (Securing Assets
                for Education Project), 5.125% due 12/01/2030             3,828
     3,200    Kershaw County, South Carolina, Public Schools
                Foundation, Installment Power Revenue Refunding
                Bonds, 5% due 12/01/2029 (k)                              3,308
     8,900    South Carolina Transportation Infrastructure Bank
                Revenue Bonds, Series A, 5% due 10/01/2033 (a)            9,109
===============================================================================
Tennessee -- 2.7%
     5,000    Memphis-Shelby County, Tennessee, Airport Authority,
                Airport Revenue Bonds, AMT, Series D, 6.25%
                due 3/01/2018 (a)                                         5,273
     2,535    Tennessee Energy Acquisition Corporation, Gas
                Revenue Bonds, Series A, 5.25% due 9/01/2026              2,550
              Tennessee HDA, Homeownership Revenue Bonds,
                AMT, Series 2-C (a):
     2,075        6.10% due 7/01/2013                                     2,135
     2,340        6.20% due 7/01/2015                                     2,389
===============================================================================
Texas -- 12.4%
     2,000    Austin, Texas, Convention Center Revenue Bonds
                (Convention Enterprises Inc.), Trust Certificates,
                Second Tier, Series B, 6% due 1/01/2011 (h)               2,148
     1,000    Bell County, Texas, Health Facilities Development
                Revenue Bonds (Lutheran General Health Care
                System), 6.50% due 7/01/2019 (c)                          1,195


22              ANNUAL REPORT                     OCTOBER 31, 2007

                          BlackRock MuniYield Quality Fund, Inc.  (in Thousands)

      Face
    Amount    Municipal Bonds                                            Value
===============================================================================
Texas (concluded)
              Dallas-Fort Worth, Texas, International Airport
                Revenue Refunding and Improvement Bonds, AMT,
                Series A (d):
   $ 1,835        5.875% due 11/01/2017                                 $ 1,948
     2,145        5.875% due 11/01/2018                                   2,274
     2,385        5.875% due 11/01/2019                                   2,528
              Gregg County, Texas, Health Facilities Development
                Corporation, Hospital Revenue Bonds (Good
                Shepherd Medical Center Project) (h)(j):
     2,600        6.375% due 10/01/2010                                   2,831
     6,000        6.875% due 10/01/2010                                   6,615
     4,000    Harris County-Houston Sports Authority, Texas,
                Revenue Refunding Bonds, Senior Lien, Series G,
                5.75% due 11/15/2020 (g)                                  4,280
              Leander, Texas, Independent School District, Capital
                Appreciation, GO, Refunding (School Building) (m):
     9,250        5.46% due 8/15/2028 (d)                                 3,102
    13,350        5.58% due 8/15/2035                                     2,978
     6,150    Lewisville, Texas, Independent School District,
                Capital Appreciation and School Building, GO,
                Refunding, 4.748% due 8/15/2024 (d)(m)                    2,693
     7,150    North Harris County, Texas, Regional Water Authority,
                Senior Lien Revenue Bonds, 5.125%
                due 12/15/2035 (g)                                        7,390
     1,225    North Texas Thruway Authority, Dallas North Thruway
                System Revenue Bonds, Series A, 5%
                due 1/01/2035 (f)                                         1,255
     2,094    Texas State Affordable Housing Corporation, S/F
                Mortgage Revenue Bonds (Professional Educators
                Home Loan Program), AMT, Series A-1, 5.50%
                due 12/01/2039 (o)(p)                                     2,217
     7,200    Texas State Turnpike Authority, Central Texas Turnpike
                System Revenue Bonds, First Tier, Series A, 5.75%
                due 8/15/2038 (a)                                         7,724
     4,600    Travis County, Texas, Health Facilities Development
                Corporation, Revenue Refunding Bonds
                (Ascension Health Credit), Series A, 6.25%
                due 11/15/2009 (g)(h)                                     4,892
===============================================================================
Utah -- 3.8%
    15,000    Salt Lake City, Utah, Hospital Revenue Refunding
                Bonds (IHC Hospitals Inc.), 6.30%
                due 2/15/2015 (g)                                        17,017
===============================================================================
Vermont -- 0.2%
     1,000    Vermont HFA, Revenue Refunding Bonds, AMT,
                Series C, 5.50% due 11/01/2038 (f)                        1,026
===============================================================================
Virginia -- 0.7%
     3,100    Halifax County, Virginia, IDA, Exempt Facility Revenue
                Refunding Bonds (Old Dominion Electric
                Cooperative Project), AMT, 5.625%
                due 6/01/2028 (a)                                         3,291
===============================================================================
Washington -- 2.7%
     2,400    Port of Tacoma, Washington, Revenue Refunding
                Bonds, Series A, 5.25% due 12/01/2014 (a)(h)              2,641
     5,100    Tacoma, Washington, Regional Water Supply System,
                Water Revenue Bonds, 5% due 12/01/2032 (g)                5,210
     4,125    Washington State, GO, Series A and AT-6, 6.25%
                due 2/01/2011 (f)                                         4,306
-------------------------------------------------------------------------------
              Total Municipal Bonds
              (Cost -- $589,388) -- 134.2%                              607,502
===============================================================================

===============================================================================
              Municipal Bonds Held in Trust (n)
===============================================================================
California -- 5.9%
              Golden State Tobacco Securitization Corporation of
                California, Tobacco Settlement Revenue Bonds,
                Series B (h):
    10,000        5.50% due 6/01/2013 (b)                                10,948
    14,160        5.625% due 6/01/2013 (k)                               15,591
===============================================================================
Florida -- 1.6%
     1,900    Miami-Dade County, Florida, Aviation Revenue
                Refunding Bonds (Miami International Airport),
                AMT, Series A, 5% due 10/01/2040 (b)                      1,902
     5,200    Orange County, Florida, Sales Tax Revenue Refunding
                Bonds, Series B, 5.125% due 1/01/2032 (d)                 5,387
===============================================================================
Georgia -- 2.2%
    10,000    Atlanta, Georgia, Airport Passenger Facility Charge,
                Subordinate Lien Revenue Refunding Bonds,
                Series C, 5% due 1/01/2033 (f)                           10,238
===============================================================================
Illinois -- 9.4%
    10,000    Chicago, Illinois, Board of Education, GO (Chicago
                Reform Project), 5.75% due 12/1/2027 (a)                 10,216
              Chicago, Illinois, O'Hare International Airport,
                General Airport Revenue Refunding Bonds,
                Third Lien, AMT, Series A (g):
    13,665        5.75% due 1/01/2021                                    14,434
     5,000        5.50% due 1/01/2022                                     5,224
    12,500        5.375% due 1/01/2032                                   12,687
===============================================================================
Massachusetts -- 0.9%
     3,825    Massachusetts State Port Authority, Special Facilities
                Revenue Bonds (Delta Air Lines Inc. Project), AMT,
                Series A, 5.50% due 1/01/2019 (a)                         4,013
===============================================================================
New Jersey -- 6.5%
              New Jersey EDA, Cigarette Tax Revenue Bonds (e):
     7,150        5.50% due 6/15/2024                                     7,521
     6,000        5.50% due 6/15/2031                                     6,397
    14,660    New Jersey EDA, Motor Vehicle Surcharge Revenue
                Bonds, Series A, 5.25% due 7/01/2031 (g)                 15,416
===============================================================================


              ANNUAL REPORT                     OCTOBER 31, 2007              23

Schedule of Investments (concluded)
                          BlackRock MuniYield Quality Fund, Inc.  (in Thousands)

      Face
    Amount    Municipal Bonds Held in Trust (n)                         Value
===============================================================================
New York -- 3.3%
   $13,840    New York City, New York, GO, Series B, 5.875%
                due 8/01/2016 (g)                                    $   14,808
===============================================================================
Oregon -- 3.5%
    15,000    Portland, Oregon, Sewer System Revenue Bonds,
                Series A, 5.75% due 8/01/2010 (d)(h)                     15,900
===============================================================================
Texas -- 2.5%
    10,470    Denton, Texas, Utility System Revenue Bonds,
                Series A, 6% due 12/01/2010 (f)(h)                       11,244
-------------------------------------------------------------------------------
              Total Municipal Bonds Held in Trust
              (Cost -- $157,350) -- 35.8%                               161,926
===============================================================================

===============================================================================
    Shares
      Held    Short-Term Securities                                     Value
===============================================================================
     1,008    Merrill Lynch Institutional Tax-Exempt Fund,
                3.32% (l)(q)                                              1,008
-------------------------------------------------------------------------------
              Total Short-Term Securities
              (Cost -- $1,008) -- 0.2%                                    1,008
===============================================================================
Total Investments (Cost -- $747,744*) -- 170.2%                         770,436

Other Assets Less Liabilities -- 2.2%                                     9,990

Liability for Trust Certificates,
Including Interest Expense Payable -- (17.1%)                           (77,605)

Preferred Stock, at Redemption Value -- (55.3%)                        (250,164)
                                                                     ----------
Net Assets Applicable to Common Stock -- 100.0%                      $  452,657
                                                                     ==========

* The cost and unrealized appreciation (depreciation) of investments as of October 31, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost .............................................    $ 671,668
                                                                      =========
      Gross unrealized appreciation ..............................    $  24,134
      Gross unrealized depreciation ..............................       (2,051)
                                                                      ---------
      Net unrealized appreciation ................................    $  22,083
                                                                      =========

(a)   AMBAC Insured.
(b)   XL Capital Insured.
(c)   Escrowed to maturity.
(d)   FGIC Insured.
(e)   Assured Guaranty Insured.
(f)   FSA Insured.
(g)   MBIA Insured.
(h)   Prerefunded.
(i) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(j)   Radian Insured.
(k)   CIFG Insured.
(l) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                          Net           Dividend
      Affiliate                                         Activity         Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund       (5,708)           $158
      --------------------------------------------------------------------------

(m) Represents a zero coupon or step-up bond; the interest rate shown is the effective yield at the time of purchase.
(n) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to the Financial Statements for details of municipal bonds held in trust.
(o)   FNMA/GNMA Collateralized.
(p)   FHLMC Collateralized.
(q)   Represents the current yield as of October 31, 2007.
(r) All or a portion of security held as collateral in connection with open forward interest rate swaps.
o Forward interest rate swaps outstanding as of October 31, 2007 were as follows:

      --------------------------------------------------------------------------
                                                       Notional      Unrealized
                                                        Amount      Appreciation
      --------------------------------------------------------------------------
      Pay fixed rate of 3.838% and receive a
      floating rate based on 1-week (SIFMA)
      Municipal Swap Index rate

      Broker, JPMorgan Chase
      Expires January 2023                             $15,000          $59
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


24              ANNUAL REPORT                     OCTOBER 31, 2007

Schedule of Investments as of October 31, 2007
                        BlackRock MuniYield Quality Fund II, Inc. (in Thousands)

      Face
    Amount    Municipal Bonds                                            Value
===============================================================================
Alabama -- 1.7%
   $ 2,000    Jefferson County, Alabama, Limited Obligation
                School Warrants, Series A, 4.75% due 1/01/2025          $ 2,017
     2,950    University of Alabama, General Revenue Bonds,
                Series A, 5% due 7/01/2034 (i)                            3,017
===============================================================================
Arizona -- 2.4%
     7,500    Salt Verde Financial Corporation, Arizona, Senior
                Gas Revenue Bonds, 5% due 12/01/2037                      7,174
===============================================================================
California -- 28.0%
     7,150    Alameda Corridor Transportation Authority, California,
                Capital Appreciation Revenue Refunding Bonds,
                Subordinate Lien, Series A, 5.33%
                due 10/01/2025 (a)(n)(r)                                  5,992
     3,800    Anaheim, California, Public Financing Authority,
                Electric System Distribution Facilities Revenue
                Bonds, Series A, 5% due 10/01/2031 (f)                    3,918
       550    Antelope Valley, California, Community College
                District, GO (Election of 2004), Series B, 5.25%
                due 8/01/2039 (i)                                           584
     1,400    Arcadia, California, Unified School District, Capital
                Appreciation, GO (Election of 2006), Series A,
                4.96% due 8/01/2039 (f)(n)                                  274
              Cabrillo, California, Community College District, GO
                (Election of 2004), Series B (i)(n):
     2,100        5.20% due 8/01/2037                                       453
     4,800        4.87% due 8/01/2038                                       981
     2,500    California Health Facilities Financing Authority
                Revenue Bonds (Kaiser Permanente), RIB,
                Series 26, 7.22% due 6/01/2022 (f)(j)                     2,651
              California State, GO, Refunding:
     2,200        5.25% due 9/01/2010 (g)                                 2,309
        20        5.125% due 6/01/2027                                       21
     3,900        5.25% due 2/01/2033 (k)                                 4,031
     5,700        5% due 6/01/2037 (h)                                    5,884
     1,600    California State Public Works Board, Lease Revenue
                Bonds (Department of Corrections), Series C, 5%
                due 6/01/2025                                             1,632
     2,200    California State University, Systemwide Revenue
                Bonds, Series A, 5% due 11/01/2035 (c)                    2,261
              California State, Various Purpose, GO:
     2,750        5.25% due 11/01/2029                                    2,871
     6,500        5.50% due 11/01/2033                                    6,870
    15,000    East Side Union High School District, California,
                Santa Clara County, Capital Appreciation, GO
                (Election of 2002), Series E, 5.15%
                due 8/01/2029 (h)(n)                                      4,979
     1,370    East Side Union High School District, California,
                Santa Clara County, GO (Election of 2002),
                Series D, 5% due 8/01/2026 (h)                            1,433
     2,770    Fairfield-Suisun, California, Unified School District,
                GO (Election of 2002), 5.50% due 8/01/2028 (i)            2,980
       800    Fresno, California, Unified School District, GO
                (Election of 2001), Series E, 5%
                due 8/01/2030 (f)                                           834
              Golden State Tobacco Securitization Corporation of
                California, Tobacco Settlement Revenue Bonds,
                Series B (g):
     2,300        5.50% due 6/01/2013 (h)                                 2,518
     3,725        5.625% due 6/01/2013 (b)                                4,101
     2,815    John Swett Unified School District, California, GO,
                Series A, 5.50% due 8/01/2026 (f)                         2,988
              Metropolitan Water District of Southern California,
                Waterworks Revenue Bonds, Series B-1 (c):
     2,600        5% due 10/01/2029                                       2,691
     1,475        5% due 10/01/2036                                       1,515
     2,300    Orange County, California, Sanitation District, COP,
                5% due 2/01/2033 (c)                                      2,341
     2,900    Palm Springs, California, Financing Authority, Lease
                Revenue Refunding Bonds (Convention Center
                Project), Series A, 5.50% due 11/01/2029 (i)              3,140
     1,250    Poway, California, Redevelopment Agency, Tax
                Allocation Refunding Bonds (Paguay Redevelop-
                ment Project), 5.125% due 6/15/2033 (a)(r)                1,284
     5,000    Sacramento, California, Municipal Utility District,
                Electric Revenue Bonds, Series N, 5%
                due 8/15/2028 (i)                                         5,165
     1,350    Sacramento, California, Unified School District, GO
                (Election of 2002), 5% due 7/01/2030 (i)                  1,401
       900    Southern California Public Power Authority, Natural
                Gas Project Number 1 Revenue Bonds, Series A,
                5% due 11/01/2028                                           883
     1,325    Tamalpais, California, Union High School District, GO
                (Election of 2001), 5% due 8/01/2028 (f)                  1,370
     2,025    Ventura County, California, Community College
                District, GO (Election of 2002), Series B, 5%
                due 8/01/2030 (i)                                         2,103
===============================================================================
Colorado -- 5.8%
     1,150    Colorado Health Facilities Authority Revenue Bonds
                (Catholic Health Initiatives), Series A, 5.50%
                due 3/01/2032 (d)                                         1,222
              Colorado Health Facilities Authority Revenue Bonds
                (Covenant Retirement Communities Inc.),
                Series A (k):
     1,200        5.50% due 12/01/2027                                    1,230
       675        5.50% due 12/01/2033                                      687
     7,500    E-470 Public Highway Authority, Colorado, Capital
                Appreciation Revenue Refunding Bonds, Series B,
                5.607% due 9/01/2032 (i)(n)                               2,015
    10,975    Northwest Parkway, Colorado, Public Highway
                Authority, Capital Appreciation Revenue Bonds,
                Senior Convertible, Series C, 5.327%
                due 6/15/2025 (f)(n)                                     10,156
     1,735    Northwest Parkway, Colorado, Public Highway
                Authority Revenue Bonds, Series A, 5.50%
                due 6/15/2021 (a)                                         1,857
===============================================================================
District of Columbia -- 1.0%
     2,900    District of Columbia, GO, Series A, 4.75%
                due 6/01/2036 (c)                                         2,900
===============================================================================
Florida -- 2.5%
     3,050    Highlands County, Florida, Health Facilities Authority,
                Hospital Revenue Bonds (Adventist Health System),
                Series C, 5.25% due 11/15/2036                            3,112
     1,700    Highlands County, Florida, Health Facilities Authority,
                Hospital Revenue Refunding Bonds (Adventist
                Health System), Series G, 5.125%
                due 11/15/2032                                            1,715


              ANNUAL REPORT                     OCTOBER 31, 2007              25

                       BlackRock MuniYield Quality Fund II, Inc.  (in Thousands)

      Face
    Amount    Municipal Bonds                                            Value
===============================================================================
Florida (concluded)
   $ 2,600    Peace River/Manasota Regional Water Supply
                Authority, Florida, Utility System Revenue Bonds,
                Series A, 5% due 10/01/2030 (f)                        $  2,673
===============================================================================
Georgia -- 7.1%
     5,000    Atlanta, Georgia, Airport General Revenue Refunding
                Bonds, Series B, 5.25% due 1/01/2033 (f)                  5,211
     5,000    Atlanta, Georgia, Airport Revenue Refunding Bonds,
                Series A, 5.875% due 1/01/2017 (c)                        5,286
     2,850    Atlanta, Georgia, Water and Wastewater Revenue
                Bonds, 5% due 11/01/2034 (f)                              2,923
              Atlanta, Georgia, Water and Wastewater Revenue
                Bonds, Series A (i):
       800        5% due 11/01/2033                                         814
     4,610        5% due 11/01/2039                                       4,679
     1,880    Augusta, Georgia, Water and Sewer Revenue Bonds,
                5.25% due 10/01/2039 (f)                                  1,962
===============================================================================
Illinois -- 16.0%
              Chicago, Illinois, O'Hare International Airport
                Revenue Bonds, Third Lien, AMT, Series B-2:
     5,200        5.75% due 1/01/2023 (f)                                 5,558
     2,200        6% due 1/01/2029 (h)                                    2,380
     2,460    Cook County, Illinois, Capital Improvement, GO,
                Series C, 5.50% due 11/15/2012 (a)(g)                     2,681
    10,000    Illinois Regional Transportation Authority Revenue
                Bonds, 6.50% due 7/01/2026 (i)                           12,624
    21,675    Illinois Sports Facilities Authority, State Tax
                Supported Revenue Bonds, 5.264%
                due 6/15/2030 (a)(n)                                     20,382
     3,500    Metropolitan Pier and Exposition Authority, Illinois,
                Dedicated State Tax Revenue Bonds (McCormick
                Place Expansion), Series A, 5%
                due 12/15/2028 (i)                                        3,596
===============================================================================
Louisiana -- 6.7%
     1,655    Jefferson Parish, Louisiana, Home Mortgage
                Authority, S/F Mortgage Revenue Bonds, AMT,
                Series B-1, 6.65% due 12/01/2033 (e)(i)                   1,728
     5,500    Lafayette, Louisiana, Utilities Revenue Bonds, 5%
                due 11/01/2028 (i)                                        5,684
     2,300    Louisiana Local Government Environmental Facilities
                and Community Development Authority, Revenue
                Bonds (Capital Projects and Equipment Acquisition),
                Series A, 6.30% due 7/01/2030 (a)                         2,703
     1,800    Louisiana State Citizens Property Insurance
                Corporation, Assessment Revenue Bonds, Series B,
                5% due 6/01/2023 (a)                                      1,875
     3,500    Louisiana State, Gas and Fuels Tax Revenue Bonds,
                Series A, 4.75% due 5/01/2039 (f)                         3,502
     3,185    Louisiana State Transportation Authority, Senior Lien
                Toll Revenue Capital Appreciation Bonds, Series B,
                5.31% due 12/01/2027 (a)(n)                               1,124
     1,750    Rapides Financing Authority, Louisiana, Revenue
                Bonds (Cleco Power LLC Project), AMT, 4.70%
                due 11/01/2036 (a)                                        1,646
     1,300    Terrebonne Parish, Louisiana, Hospital Service
                District Number 1, Hospital Revenue Bonds
                (Terrebonne General Medical Center Project),
                5.50% due 4/01/2033 (a)                                   1,387
===============================================================================
Massachusetts -- 3.6%
     2,290    Massachusetts Bay Transportation Authority, Sales
                Tax Revenue Refunding Bonds, Senior Series A-2,
                5.12% due 7/01/2035 (n)                                     568
     1,500    Massachusetts State, HFA, S/F Housing Revenue
                Bonds, AMT, Series 128, 4.80%
                due 12/01/2027 (f)                                        1,455
     1,750    Massachusetts State Health and Educational
                Facilities Authority Revenue Bonds (Lahey Clinic
                Medical Center), Series D, 5.25% due 8/15/2037            1,777
     5,800    Massachusetts State School Building Authority,
                Dedicated Sales Tax Revenue Bonds, Series A, 5%
                due 8/15/2030 (f)                                         6,019
       840    Massachusetts State Water Resource Authority,
                General Revenue Refunding Bonds, Series B,
                5.125% due 8/01/2027 (i)                                    879
===============================================================================
Michigan -- 3.7%
     1,500    Detroit, Michigan, Sewage Disposal System, Second
                Lien Revenue Bonds, Series B, 5%
                due 7/01/2036 (c)                                         1,542
     1,000    Michigan Higher Education Student Loan Authority,
                Student Loan Revenue Refunding Bonds, AMT,
                Series XVII-G, 5.20% due 9/01/2020 (a)                    1,030
     3,335    Michigan State Hospital Finance Authority, Hospital
                Revenue Refunding Bonds (Sparrow Obligated
                Group), 5% due 11/15/2036                                 3,305
              Michigan State Strategic Fund, Limited Obligation
                Revenue Refunding Bonds (Detroit Edison
                Company Pollution Control Project), AMT (h):
     1,000        Series A, 5.50% due 6/01/2030                           1,042
     3,900        Series C, 5.45% due 12/15/2032                          4,020
===============================================================================
Minnesota -- 0.9%
     2,685    Dakota County, Minnesota, Community Development
                Agency, S/F Mortgage Revenue Bonds (Mortgage-
                Backed Securities Program), Series B, 5.15%
                due 12/01/2038 (e)(q)                                     2,685
===============================================================================
Missouri -- 2.0%
              Saint Louis County, Missouri, Pattonville R-3 School
                District, GO (Missouri Direct Deposit
                Program) (c)(g):
     4,000        5.75% due 3/01/2010                                     4,242
     1,500        6% due 3/01/2010                                        1,599
===============================================================================
Nebraska -- 0.4%
     1,300    Municipal Energy Agency of Nebraska, Power Supply
                System Revenue Bonds, Series A, 5%
                due 4/01/2033 (f)                                         1,330
===============================================================================
Nevada -- 3.1%
     2,800    Carson City, Nevada, Hospital Revenue Bonds
                (Carson-Tahoe Hospital Project), Series A, 5.50%
                due 9/01/2033 (k)                                         2,854
              Clark County, Nevada, Airport System Subordinate
                Lien Revenue Bonds, Series A-2 (c):
     1,500        5% due 7/01/2030                                        1,541
     2,700        5% due 7/01/2036                                        2,758
     2,200    Clark County, Nevada, IDR (Southwest Gas Corp.
                Project), AMT, Series A, 4.75% due 9/01/2036 (c)          2,091
===============================================================================


26              ANNUAL REPORT                     OCTOBER 31, 2007

                       BlackRock MuniYield Quality Fund II, Inc.  (in Thousands)

      Face
    Amount    Municipal Bonds                                            Value
===============================================================================
New Jersey -- 6.0%
              New Jersey EDA, Cigarette Tax Revenue Bonds:
   $ 1,070        5.75% due 6/15/2029                                   $ 1,121
       500        5.50% due 6/15/2031                                       515
              New Jersey EDA, Motor Vehicle Surcharge Revenue
                Bonds, Series A (i):
     2,400        5% due 7/01/2029                                        2,482
     4,800        5.25% due 7/01/2033                                     5,042
              New Jersey EDA, School Facilities Construction
                Revenue Bonds:
     4,250        Series O, 5.125% due 3/01/2028                          4,430
     4,000        Series P, 5.125% due 9/01/2028                          4,169
===============================================================================
New Mexico -- 2.3%
     6,295    New Mexico State Highway Commission, Tax Revenue
                Bonds, Senior Sub-Lien, Series A, 6%
                due 6/15/2010 (f)(g)                                      6,692
===============================================================================
New York -- 8.0%
     1,800    Metropolitan Transportation Authority, New York,
                Transportation Revenue Bonds, Series A, 5%
                due 11/15/2032 (c)                                        1,849
     9,280    Nassau Health Care Corporation, New York, Health
                System Revenue Bonds, 5.75%
                due 8/01/2009 (f)(g)                                      9,822
     5,000    New York State Dormitory Authority, Revenue
                Refunding Bonds (State University Educational
                Facilities), 5.75% due 5/15/2010 (c)(g)                   5,329
     6,115    Tobacco Settlement Financing Corporation of New York
                Revenue Bonds, Series A-1, 5.25%
                due 6/01/2022 (a)                                         6,484
===============================================================================
Ohio -- 4.3%
     6,150    Ohio State Air Quality, Development Authority Revenue
                Bonds (Dayton Power and Light Company Project),
                4.80% due 9/01/2036 (c)                                   5,908
              Plain, Ohio, Local School District, GO, Refunding (c):
     5,120        6% due 6/01/2011 (g)                                    5,546
     1,170        6% due 12/01/2020                                       1,259
===============================================================================
Pennsylvania -- 3.2%
     1,340    Pennsylvania HFA, S/F Mortgage Revenue Refunding
                Bonds, AMT, Series 99A, 5.25% due 10/01/2032              1,353
     2,000    Pennsylvania State Public School Building Authority,
                School Lease Revenue Bonds (The School District
                of Philadelphia Project), 5% due 6/01/2013 (f)(g)         2,143
     3,230    Philadelphia, Pennsylvania, Authority for Industrial
                Development, Lease Revenue Bonds, Series B,
                5.50% due 10/01/2011 (f)(g)                               3,489
     2,350    Philadelphia, Pennsylvania, Gas Works Revenue
                Refunding Bonds, 1998 General Ordinance, 7th
                Series, 5% due 10/01/2032 (a)                             2,420
===============================================================================
Rhode Island -- 1.4%
     4,010    Rhode Island State Health and Educational Building
                Corporation, Higher Education Facilities Revenue
                Bonds (University of Rhode Island), Series A, 5.70%
                due 9/15/2009 (g)(i)                                      4,210
===============================================================================
South Carolina -- 4.8%
     2,450    Berkeley County, South Carolina, School District,
                Installment Lease Revenue Bonds (Securing Assets
                for Education Project), 5.125% due 12/01/2030             2,501
     2,075    Kershaw County, South Carolina, Public Schools
                Foundation, Installment Power Revenue Refunding
                Bonds, 5% due 12/01/2029 (b)                              2,145
     3,000    Scago Educational Facilities Corporation for Pickens
                County School District, South Carolina, Revenue
                Bonds, 5% due 12/01/2031 (f)                              3,079
     6,100    South Carolina Transportation Infrastructure Bank
                Revenue Bonds, Series A, 5% due 10/01/2033 (a)            6,243
===============================================================================
Tennessee -- 1.1%
              Tennessee Energy Acquisition Corporation, Gas
                Revenue Bonds:
     1,670        Series A, 5.25% due 9/01/2026                           1,680
     1,500        Series C, 5% due 2/01/2027                              1,458
===============================================================================
Texas -- 11.9%
     2,000    Corpus Christi, Texas, Utility System Revenue Refunding
                Bonds, Series A, 6% due 7/15/2010 (f)(g)                  2,131
     4,000    Gregg County, Texas, Health Facilities Development
                Corporation, Hospital Revenue Bonds (Good
                Shepherd Medical Center Project), 6.875%
                due 10/01/2010 (g)(k)                                     4,410
              Leander, Texas, Independent School District, Capital
                Appreciation, GO, Refunding (School Building) (n):
     9,345        5.51% due 8/15/2030 (c)                                 2,798
     8,800        5.58% due 8/15/2035                                     1,963
     3,915    Lewisville, Texas, Independent School District, Capital
                Appreciation and School Building, GO, Refunding,
                4.67% due 8/15/2024 (c)(n)                                1,714
     3,500    Lower Colorado River Authority, Texas, PCR (Samsung
                Austin Semiconductor), AMT, 6.375% due 4/01/2027          3,557
     2,250    Matagorda County, Texas, Navigation District Number 1,
                PCR, Refunding (Central Power and Light Company
                Project), AMT, 5.20% due 5/01/2030 (i)                    2,319
     4,925    North Harris County, Texas, Regional Water Authority,
                Senior Lien Revenue Bonds, 5.125%
                due 12/15/2035 (i)                                        5,090
       800    North Texas Thruway Authority, Dallas North Thruway
                System Revenue Bonds, Series A, 5%
                due 1/01/2035 (f)                                           819
     1,296    Texas State Affordable Housing Corporation, S/F
                Mortgage Revenue Bonds (Professional Educators
                Home Loan Program), AMT, Series A-1, 5.50%
                due 12/01/2039 (e)(q)                                     1,372
              Texas State Turnpike Authority, Central Texas Turnpike
                System Revenue Bonds, First Tier, Series A (a):
     4,800        5.75% due 8/15/2038                                     5,149
     3,600        5.50% due 8/15/2039                                     3,822
===============================================================================
Vermont -- 1.2%
       700    Vermont HFA, Revenue Refunding Bonds, AMT, Series C,
                5.50% due 11/01/2038 (f)                                    718
     2,755    Vermont HFA, S/F Housing Revenue Bonds, AMT,
                Series 27, 4.85% due 11/01/2032 (f)                       2,655
===============================================================================


              ANNUAL REPORT                     OCTOBER 31, 2007              27

                       BlackRock MuniYield Quality Fund II, Inc.  (in Thousands)

      Face
    Amount    Municipal Bonds                                            Value
===============================================================================
Virginia -- 0.8%
   $ 2,100    Halifax County, Virginia, IDA, Exempt Facility Revenue
                Refunding Bonds (Old Dominion Electric
                Cooperative Project), AMT, 5.625%
                due 6/01/2028 (a)                                    $    2,229
===============================================================================
Washington -- 5.5%
     7,470    Port of Seattle, Washington, Revenue Bonds, AMT,
                Series B, 6% due 2/01/2016 (i)                            7,851
     1,600    Port of Tacoma, Washington, Revenue Refunding
                Bonds, Series A, 5.25% due 12/01/2014 (a)(g)              1,761
     6,150    Seattle, Washington, Municipal Light and Power
                Revenue Bonds, 6% due 10/01/2009 (g)(i)                   6,497
-------------------------------------------------------------------------------
              Total Municipal Bonds
              (Cost -- $385,799) -- 135.4%                              398,939
===============================================================================

===============================================================================
              Municipal Bonds Held in Trust (o)
===============================================================================
Delaware -- 2.4%
     6,670    Delaware River Port Authority of Pennsylvania and
                New Jersey Revenue Bonds, 6%
                due 1/01/2017 (f)                                         6,996
===============================================================================
Florida -- 1.7%
     1,250    Miami-Dade County, Florida, Aviation Revenue
                Refunding Bonds (Miami International Airport),
                AMT, Series A, 5% due 10/01/2040 (h)                      1,252
     3,575    Orange County, Florida, Sales Tax Revenue Refunding
                Bonds, Series B, 5.125% due 1/01/2032 (c)                 3,709
===============================================================================
Georgia --5.9%
    17,000    Atlanta, Georgia, Airport Passenger Facility Charge,
                Subordinate Lien Revenue Refunding Bonds,
                Series C, 5% due 1/01/2033 (f)                           17,405
===============================================================================
Illinois --6.0%
     9,500    Chicago, Illinois, O'Hare International Airport,
                General Airport Revenue Refunding Bonds, Third
                Lien, AMT, Series A, 5.50% due 1/01/2022 (i)              9,926
     7,250    Metropolitan Pier and Exposition Authority, Illinois,
                Dedicated State Tax Revenue Refunding Bonds
                (McCormick Place Expansion Project), Series B,
                5.75% due 6/15/2023 (i)                                   7,863
===============================================================================
Massachusetts -- 8.8%
    20,000    Massachusetts State HFA, Housing Revenue Bonds
                (Rental Mortgage), AMT, Series F, 5.25%
                due 1/01/2046 (f)                                        20,171
              Massachusetts State Port Authority, Special
                Facilities Revenue Bonds (Delta Air Lines Inc.
                Project), AMT, Series A (a):
     2,900        5.50% due 1/01/2016                                     3,042
     2,670        5.50% due 1/01/2019                                     2,801
===============================================================================
New Jersey -- 3.1%
              New Jersey EDA, Cigarette Tax Revenue Bonds (l):
     4,600        5.50%, due 6/15/2024                                    4,870
     4,000        5.50%, due 6/15/2031                                    4,234
===============================================================================
South Carolina -- 5.7%
              Charleston Educational Excellence Financing
                Corporation, South Carolina, Revenue Bonds
                (Charleston County School District) (l):
     2,725        5.25% due 12/01/2028                                    2,881
     2,425        5.25% due 12/01/2029                                    2,560
       880        5.25% due 12/01/2030                                      928
    10,000    South Carolina Transportation Infrastructure Bank
                Revenue Bonds, Series A, 5% due 10/01/2033 (a)           10,234
-------------------------------------------------------------------------------
              Total Municipal Bonds Held in Trust
              (Cost -- $98,934) -- 33.6%                                 98,872
===============================================================================

===============================================================================
    Shares
      Held    Short-Term Securities
===============================================================================
     1,307    Merrill Lynch Institutional Tax-Exempt Fund,
                3.32% (m)(p)                                              1,307
-------------------------------------------------------------------------------
              Total Short-Term Securities
                (Cost -- $1,307) -- 0.4%                                  1,307
===============================================================================
Total Investments (Cost -- $486,040*) -- 169.4%                         499,118

Other Assets Less Liabilities -- 1.4%                                     3,977

Liability for Trust Certificates,
Including Interest Expense Payable -- (16.4%)                           (48,280)

Preferred Stock, at Redemption Value -- (54.4%)                        (160,154)
                                                                     ----------
Net Assets Applicable to Common Stock -- 100.0%                      $  294,661
                                                                     ==========


28              ANNUAL REPORT                     OCTOBER 31, 2007

Schedule of Investments (concluded)
                       BlackRock MuniYield Quality Fund II, Inc.  (in Thousands)

* The cost and unrealized appreciation (depreciation) of investments as of October 31, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost .............................................    $ 438,581
                                                                      =========
      Gross unrealized appreciation ..............................    $  15,023
      Gross unrealized depreciation ..............................       (2,211)
                                                                      ---------
      Net unrealized appreciation ................................    $  12,812
                                                                      =========

(a)   AMBAC Insured.
(b)   CIFG Insured.
(c)   FGIC Insured.
(d)   Escrowed to maturity.
(e)   FNMA/GNMA Collateralized.
(f)   FSA Insured.
(g)   Prerefunded.
(h)   XL Capital Insured.
(i)   MBIA Insured.
(j) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(k)   Radian Insured.
(l)   Assured Guaranty Insured.
(m) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                          Net           Dividend
      Affiliate                                         Activity         Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund       (4,608)           $112
      --------------------------------------------------------------------------

(n) Represents a zero coupon or step-up bond; the interest rate shown is the effective yield at the time of purchase.
(o) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to the Financial Statements for details of municipal bonds held in trust.
(p)   Represents the current yield as of October 31, 2007.
(q)   FHLMC Collateralized.
(r) All or a portion of security held as collateral in connection with open forward interest rate swaps.
o Forward interest rate swaps outstanding as of October 31, 2007 were as follows:

      --------------------------------------------------------------------------
                                                    Notional         Unrealized
                                                     Amount         Appreciation
      --------------------------------------------------------------------------
      Pay fixed rate of 3.607% and receive a
      floating rate based on 1-week (SIFMA)
      Municipal Swap Index rate

      Broker, JPMorgan Chase
      Expires January 2018                          $10,000             $ 55

      Pay fixed rate of 3.8235% and receive a
      floating rate based on 1-week (SIFMA)
      Municipal Swap Index rate

      Broker, JPMorgan Chase
      Expires December 2022                         $17,000               77
      --------------------------------------------------------------------------
      Total                                                             $132
                                                                        ====

      See Notes to Financial Statements.


              ANNUAL REPORT                     OCTOBER 31, 2007              29

Statements of Net Assets

                                                                                BlackRock           BlackRock          BlackRock
                                                            BlackRock           MuniYield           MuniYield          MuniYield
                                                            MuniYield            Insured             Quality            Quality
As of October 31, 2007                                      Fund, Inc.          Fund, Inc.          Fund, Inc.        Fund II, Inc.
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
Investments in unaffiliated securities, at value* ...    $ 1,012,899,282     $ 1,729,633,426     $   769,428,414    $   497,810,745
Investments in affiliated securities, at value** ....          4,901,373           4,902,353           1,007,671          1,307,180
Cash ................................................             95,830              97,535              19,528             94,458
Interest receivable .................................         17,217,399          24,344,847          11,116,500          7,091,648
Receivable for securities sold ......................             55,517          31,582,357               6,816              4,316
Receivable for municipal bonds held in trust ........                 --                  --             949,278          4,089,903
Unrealized appreciation on forward interest
  rate swaps ........................................                 --             641,525              59,400            131,815
Prepaid expenses and other assets ...................              3,764               5,470               2,929              2,235
                                                         --------------------------------------------------------------------------
Total assets ........................................      1,035,173,165       1,791,207,513         782,590,536        510,532,300
                                                         --------------------------------------------------------------------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
Trust certificates ..................................         36,112,500         170,637,500          76,685,000         47,725,000
Interest expense payable ............................            523,104           2,061,617             920,451            555,019
Payable for securities purchased ....................          4,045,155          54,194,348                  --          6,021,226
Payable to investment adviser .......................            419,896             661,426             298,517            193,259
Payable for swaps ...................................                 --           8,352,358                  --                 --
Dividends payable to Common Stock shareholders ......          3,067,298           3,768,975           1,734,240          1,118,347
Payable to other affiliates .........................              5,780               9,076               6,108              2,644
Accrued expenses and other liabilities ..............            174,007             241,625             125,126            101,479
                                                         --------------------------------------------------------------------------
Total liabilities ...................................         44,347,740         239,926,925          79,769,442         55,716,974
                                                         --------------------------------------------------------------------------
===================================================================================================================================
Preferred Stock
-----------------------------------------------------------------------------------------------------------------------------------
Preferred Stock, at redemption value, par value $.05
  and $.10 per share*** of AMPS@ at $25,000 per
  share liquidation preference ......................        343,251,122         570,539,980         250,163,808        160,154,366
                                                         --------------------------------------------------------------------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common Stock ...............    $   647,574,303     $   980,740,608     $   452,657,286    $   294,660,960
                                                         ==========================================================================


30              ANNUAL REPORT                     OCTOBER 31, 2007

Statements of Net Assets (concluded)

                                                                                BlackRock           BlackRock          BlackRock
                                                            BlackRock           MuniYield           MuniYield          MuniYield
                                                            MuniYield            Insured             Quality            Quality
As of October 31, 2007                                      Fund, Inc.          Fund, Inc.          Fund, Inc.        Fund II, Inc.
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
Undistributed investment income -- net ..............    $     3,865,248     $     9,065,982     $     1,287,484    $     1,064,864
Undistributed (accumulated) realized capital
  gains (losses) -- net .............................        (33,397,601)        (20,184,393)          2,358,514        (33,425,602)
Unrealized appreciation -- net ......................         30,477,233          42,104,288          22,751,728         13,209,278
                                                         --------------------------------------------------------------------------
Total accumulated earnings (losses) -- net ..........            944,880          30,985,877          26,397,726        (19,151,460)
Common Stock, par value $.10 per share+ .............          4,510,733           6,730,313           3,042,526          2,236,693
Paid-in capital in excess of par ....................        642,118,690         943,024,418         423,217,034        311,575,727
                                                         --------------------------------------------------------------------------
Net assets applicable to Common Stock ...............    $   647,574,303     $   980,740,608     $   452,657,286    $   294,660,960
                                                         ==========================================================================
Net asset value per share of Common Stock ...........    $         14.36     $         14.57     $         14.88    $         13.17
                                                         ==========================================================================
Market price ........................................    $         13.72     $         13.04     $         13.20    $         11.60
                                                         ==========================================================================
  *  Identified cost on unaffiliated securities .....    $   982,422,049     $ 1,688,170,663     $   746,736,086    $   484,733,282
                                                         ==========================================================================
 **  Identified cost on affiliated securities .......    $     4,901,373     $     4,902,353     $     1,007,671    $     1,307,180
                                                         ==========================================================================
***  Preferred Stock authorized, issued and
       outstanding:
          Series A Shares, $.05 per share ...........              1,800                  --               2,000              2,000
                                                         ==========================================================================
          Series A Shares, $.10 per share ...........                 --               2,200                  --                 --
                                                         ==========================================================================
          Series B Shares, $.05 per share ...........              1,800                  --               2,000              2,000
                                                         ==========================================================================
          Series B Shares, $.10 per share ...........                 --               2,200                  --                 --
                                                         ==========================================================================
          Series C Shares, $.05 per share ...........              1,800                  --               2,000              2,000
                                                         ==========================================================================
          Series C Shares, $.10 per share ...........                 --               2,200                  --                 --
                                                         ==========================================================================
          Series D Shares, $.05 per share ...........              1,800                  --               2,000                 --
                                                         ==========================================================================
          Series D Shares, $.10 per share ...........                 --               2,200                  --                400
                                                         ==========================================================================
          Series E Shares, $.05 per share ...........              2,800                  --               2,000                 --
                                                         ==========================================================================
          Series E Shares, $.10 per share ...........                 --               4,000                  --                 --
                                                         ==========================================================================
          Series F Shares, $.05 per share ...........              1,720                  --                  --                 --
                                                         ==========================================================================
          Series F Shares, $.10 per share ...........                 --               2,400                  --                 --
                                                         ==========================================================================
          Series G Shares, $.05 per share ...........              2,000                  --                  --                 --
                                                         ==========================================================================
          Series G Shares, $.10 per share ...........                 --               2,400                  --                 --
                                                         ==========================================================================
          Series H Shares, $.10 per share ...........                 --               2,600                  --                 --
                                                         ==========================================================================
          Series I Shares, $.10 per share ...........                 --               2,600                  --                 --
                                                         ==========================================================================
  +  Common Stock issued and outstanding ............         45,107,330          67,303,125          30,425,258         22,366,930
                                                         ==========================================================================

@     Auction Market Preferred Stock.

      See Notes to Financial Statements.


              ANNUAL REPORT                     OCTOBER 31, 2007              31

Statements of Operations

                                                                                BlackRock           BlackRock          BlackRock
                                                            BlackRock           MuniYield           MuniYield          MuniYield
                                                            MuniYield            Insured             Quality            Quality
For the Year Ended October 31, 2007                         Fund, Inc.          Fund, Inc.          Fund, Inc.        Fund II, Inc.
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
Interest ............................................    $    55,059,104     $    86,746,322     $    37,253,307    $    24,219,393
Dividends from affiliates ...........................            290,618             222,053             158,160            112,059
                                                         --------------------------------------------------------------------------
Total income ........................................         55,349,722          86,968,375          37,411,467         24,331,452
                                                         --------------------------------------------------------------------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
Investment advisory fees ............................          5,024,254           7,896,713           3,540,372          2,298,652
Interest expense and fees ...........................          1,412,196           6,875,689           3,048,274          1,989,003
Accounting services .................................            276,558             356,750             207,403            156,772
Commission fees .....................................            880,496           1,443,298             647,820            414,574
Transfer agent fees .................................            115,747             152,087              80,234             72,015
Professional fees ...................................            127,020             121,396              95,712             86,808
Custodian fees ......................................             46,802              79,230              37,698             25,640
Printing and shareholder reports ....................             51,887              80,291              36,356             24,900
Pricing fees ........................................             34,139              37,299              25,936             20,541
Directors' fees and expenses ........................             37,164              52,028              29,498             23,106
Listing fees ........................................             16,507              23,482              10,672              9,436
Other ...............................................             98,331             120,610              54,690
                                                         --------------------------------------------------------------------------
Total expenses before reimbursement .................          8,121,101          17,238,873           7,838,938          5,176,137
Reimbursement of expenses ...........................            (16,677)            (11,868)             (8,835)            (6,332)
                                                         --------------------------------------------------------------------------
Total expenses after reimbursement ..................          8,104,424          17,227,005           7,830,103          5,169,805
                                                         --------------------------------------------------------------------------
Investment income -- net ............................         47,245,298          69,741,370          29,581,364         19,161,647
                                                         --------------------------------------------------------------------------
===================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
-----------------------------------------------------------------------------------------------------------------------------------
Realized gain (loss) on:
    Investments -- net ..............................          6,979,422          (2,406,263)          3,780,217          2,031,078
    Forward interest rate swaps -- net ..............            353,000          (1,476,132)              2,001         (1,507,800)
                                                         --------------------------------------------------------------------------
Total realized gain (loss) -- net ...................          7,332,422          (3,882,395)          3,782,218            523,278
                                                         --------------------------------------------------------------------------
Change in unrealized appreciation/depreciation on:
    Investments -- net ..............................        (33,393,239)        (49,385,551)        (16,654,242)       (12,095,145)
    Forward interest rate swaps -- net ..............                 --             413,713              70,235          1,432,411
                                                         --------------------------------------------------------------------------
Total change in unrealized
  appreciation/depreciation -- net ..................        (33,393,239)        (48,971,838)        (16,584,007)       (10,662,734)
                                                         --------------------------------------------------------------------------
Total realized and unrealized loss -- net ...........        (26,060,817)        (52,854,233)        (12,801,789)       (10,139,456)
                                                         --------------------------------------------------------------------------
===================================================================================================================================
Dividends to Preferred Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
Investment income -- net ............................        (12,440,786)        (20,832,026)         (9,191,938)        (5,918,044)
                                                         --------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets Resulting
  from Operations ...................................    $     8,743,695     $    (3,944,889)    $     7,587,637    $     3,104,147
                                                         ==========================================================================

      See Notes to Financial Statements.


32              ANNUAL REPORT                     OCTOBER 31, 2007

Statements of Changes in Net Assets               BlackRock MuniYield Fund, Inc.

                                                                                                     For the Year Ended October 31,
                                                                                                    -------------------------------
Increase (Decrease) in Net Assets:                                                                      2007              2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
Investment income -- net .......................................................................    $  47,245,298     $  48,122,220
Realized gain -- net ...........................................................................        7,332,422        11,351,444
Change in unrealized appreciation/depreciation -- net ..........................................      (33,393,239)       16,345,769
Dividends and distributions to Preferred Stock shareholders ....................................      (12,440,786)      (11,212,348)
                                                                                                    -------------------------------
Net increase in net assets resulting from operations ...........................................        8,743,695        64,607,085
                                                                                                    -------------------------------
===================================================================================================================================
Dividends & Distributions to Common Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
Investment income -- net .......................................................................      (37,039,818)      (42,053,117)
Realized gain -- net ...........................................................................               --          (137,799)
                                                                                                    -------------------------------
Net decrease in net assets resulting from dividends and distributions
  to Common Stock shareholders .................................................................      (37,039,818)      (42,190,916)
                                                                                                    -------------------------------
===================================================================================================================================
Stock Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Value of shares issued to Common Stock shareholders in reinvestment
  of dividends and distributions ...............................................................        3,503,564         5,095,713
Adjustment of offering costs resulting from the issuance of Preferred Stock ....................               --            30,397
                                                                                                    -------------------------------
Net increase in net assets derived from stock transactions .....................................        3,503,564         5,126,110
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets applicable to Common Stock .............................      (24,792,559)       27,542,279
Beginning of year ..............................................................................      672,366,862       644,824,583
                                                                                                    -------------------------------
End of year* ...................................................................................    $ 647,574,303     $ 672,366,862
                                                                                                    ===============================
  * Undistributed investment income -- net .....................................................    $   3,865,248     $   6,100,554
                                                                                                    ===============================

      See Notes to Financial Statements.


              ANNUAL REPORT                     OCTOBER 31, 2007              33

Statements of Changes in Net Assets       BlackRock MuniYield Insured Fund, Inc.

                                                                                                     For the Year Ended October 31,
                                                                                                    -------------------------------
Increase (Decrease) in Net Assets:                                                                      2007              2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
Investment income -- net .......................................................................    $  69,741,370    $   65,901,797
Realized loss -- net ...........................................................................       (3,882,395)         (894,104)
Change in unrealized appreciation/depreciation -- net ..........................................      (48,971,838)       32,084,422
Dividends and distributions to Preferred Stock shareholders ....................................      (20,832,026)      (19,896,916)
                                                                                                    -------------------------------
Net increase (decrease) in net assets resulting from operations ................................       (3,944,889)       77,195,199
                                                                                                    -------------------------------
===================================================================================================================================
Dividends & Distributions to Common Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
Investment income -- net .......................................................................      (45,362,306)      (52,496,438)
Realized gain -- net ...........................................................................               --       (22,672,673)
                                                                                                    -------------------------------
Net decrease in net assets resulting from dividends and distributions
  to Common Stock shareholders .................................................................      (45,362,306)      (75,169,111)
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets applicable to Common Stock .............................      (49,307,195)        2,026,088
Beginning of year ..............................................................................    1,030,047,803     1,028,021,715
                                                                                                    ------------------------------
End of year* ...................................................................................    $ 980,740,608    $1,030,047,803
                                                                                                    ===============================
    * Undistributed investment income -- net ...................................................    $   9,065,982    $    5,518,944
                                                                                                    ===============================

      See Notes to Financial Statements.


34              ANNUAL REPORT                     OCTOBER 31, 2007

Statements of Changes in Net Assets       BlackRock MuniYield Quality Fund, Inc.

                                                                                                     For the Year Ended October 31,
                                                                                                    -------------------------------
Increase (Decrease) in Net Assets:                                                                      2007              2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
Investment income -- net .......................................................................    $  29,581,364     $  30,209,734
Realized gain -- net ...........................................................................        3,782,218         3,133,924
Change in unrealized appreciation/depreciation -- net ..........................................      (16,584,007)        7,934,032
Dividends to Preferred Stock shareholders ......................................................       (9,191,938)       (8,213,090)
                                                                                                    -------------------------------
Net increase in net assets resulting from operations ...........................................        7,587,637        33,064,600
                                                                                                    -------------------------------
===================================================================================================================================
Dividends to Common Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
Investment income -- net .......................................................................      (20,932,577)      (23,944,678)
                                                                                                    -------------------------------
===================================================================================================================================
Stock Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Offering and underwriting costs, including adjustments, resulting from
  the issuance of Preferred Stock ..............................................................               --            (4,076)
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets applicable to Common Stock .............................      (13,344,940)        9,115,846
Beginning of year ..............................................................................      466,002,226       456,886,380
                                                                                                    -------------------------------
End of year* ...................................................................................    $ 452,657,286     $ 466,002,226
                                                                                                    ===============================
  * Undistributed investment income -- net .....................................................    $   1,287,484     $   1,835,414
                                                                                                    ===============================

      See Notes to Financial Statements.


              ANNUAL REPORT                     OCTOBER 31, 2007              35

Statements of Changes in Net Assets    BlackRock MuniYield Quality Fund II, Inc.

                                                                                                     For the Year Ended October 31,
                                                                                                    -------------------------------
Increase (Decrease) in Net Assets:                                                                      2007              2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
Investment income -- net .......................................................................    $  19,161,647     $  19,260,899
Realized gain -- net ...........................................................................          523,278         3,512,017
Change in unrealized appreciation/depreciation -- net ..........................................      (10,662,734)        4,732,128
Dividends to Preferred Stock shareholders ......................................................       (5,918,044)       (5,311,655)
                                                                                                    -------------------------------
Net increase in net assets resulting from operations ...........................................        3,104,147        22,193,389
                                                                                                    -------------------------------
===================================================================================================================================
Dividends to Common Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
Investment income -- net .......................................................................      (13,554,360)      (15,858,153)
                                                                                                    -------------------------------
===================================================================================================================================
Stock Transactions
-----------------------------------------------------------------------------------------------------------------------------------
Offering and underwriting costs, including adjustments, resulting from
  the issuance of Preferred Stock ..............................................................               --            54,002
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets applicable to Common Stock .............................      (10,450,213)        6,389,238
Beginning of year ..............................................................................      305,111,173       298,721,935
                                                                                                    -------------------------------
End of year* ...................................................................................    $ 294,660,960     $ 305,111,173
                                                                                                    ===============================
    * Undistributed investment income -- net ...................................................    $   1,064,864     $   1,375,621
                                                                                                    ===============================

      See Notes to Financial Statements.


36              ANNUAL REPORT                     OCTOBER 31, 2007

Financial Highlights                              BlackRock MuniYield Fund, Inc.

                                                                                     For the Year Ended October 31,
The following per share data and ratios have been derived             ------------------------------------------------------------
from information provided in the financial statements.                  2007         2006         2005         2004         2003
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ..............................     $  14.98     $  14.48     $  14.31     $  13.85     $  13.28
                                                                      ------------------------------------------------------------
Investment income -- net*                                                 1.05         1.08         1.11         1.09         1.06
Realized and unrealized gain (loss) -- net ......................         (.57)         .61          .21          .41          .52
Dividends and distributions to Preferred Stock shareholders:
    Investment income -- net ....................................         (.28)        (.25)        (.16)        (.07)        (.07)
    Realized gain -- net ........................................           --           --+          --           --           --
                                                                      ------------------------------------------------------------
Total from investment operations ................................          .20         1.44         1.16         1.43         1.51
                                                                      ------------------------------------------------------------
Less dividends and distributions to Common Stock shareholders:
    Investment income -- net ....................................         (.82)        (.94)        (.99)        (.96)        (.94)
    Realized gain -- net ........................................           --           --+          --           --           --
                                                                      ------------------------------------------------------------
Total dividends and distributions to Common Stock shareholders ..         (.82)        (.94)        (.99)        (.96)        (.94)
                                                                      ------------------------------------------------------------
Offering and underwriting costs, including adjustments,
  resulting from the issuance of Preferred Stock ................           --           --@          --+        (.01)          --
                                                                      ------------------------------------------------------------
Net asset value, end of year ....................................     $  14.36     $  14.98     $  14.48     $  14.31     $  13.85
                                                                      ============================================================
Market price per share, end of year .............................     $  13.72     $  15.76     $  14.20     $  13.74     $  13.29
                                                                      ============================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ..............................         1.40%       10.30%        8.38%       11.04%       11.99%
                                                                      ============================================================
Based on market price per share .................................        (7.91%)      18.33%       10.69%       11.11%       10.80%
                                                                      ============================================================
==================================================================================================================================
Ratios Based on Average Net Assets Applicable to Common Stock
----------------------------------------------------------------------------------------------------------------------------------
Total expenses, net of reimbursement and excluding interest
  expense and fees*** ...........................................         1.01%        1.01%        1.02%         .97%         .99%
                                                                      ============================================================
Total expenses, net of reimbursement*** .........................         1.22%        1.29%        1.26%        1.13%        1.14%
                                                                      ============================================================
Total expenses*** ...............................................         1.23%        1.29%        1.26%        1.14%        1.14%
                                                                      ============================================================
Total investment income -- net*** ...............................         7.14%        7.35%        7.55%        7.75%        7.86%
                                                                      ============================================================
Amount of dividends to Preferred Stock shareholders .............         1.88%        1.71%        1.10%         .51%         .50%
                                                                      ============================================================
Investment income -- net, to Common Stock shareholders ..........         5.26%        5.64%        6.45%        7.24%        7.36%
                                                                      ============================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common Stock, end of year
  (in thousands) ................................................     $647,574     $672,367     $644,825     $636,019     $615,169
                                                                      ============================================================
Preferred Stock outstanding at liquidation preference,
  end of year (in thousands) ....................................     $343,000     $343,000     $343,000     $343,000     $293,000
                                                                      ============================================================
Portfolio turnover ..............................................           18%          32%          30%          22%          56%
                                                                      ============================================================
==================================================================================================================================
Leverage
----------------------------------------------------------------------------------------------------------------------------------
Asset coverage per $1,000 .......................................     $  2,888     $  2,960     $  2,880     $  2,854     $  3,100
                                                                      ============================================================

*     Based on average shares outstanding.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Amount is less than $(.01) per share.
@     Amount is less than $.01 per share.

      See Notes to Financial Statements.


              ANNUAL REPORT                     OCTOBER 31, 2007              37

Financial Highlights                      BlackRock MuniYield Insured Fund, Inc.

                                                                                     For the Year Ended October 31,
The following per share data and ratios have been derived            --------------------------------------------------------------
from information provided in the financial statements.                  2007         2006         2005         2004         2003
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ..............................    $  15.30    $    15.27    $    15.59    $    15.36    $  15.15
                                                                     --------------------------------------------------------------
Investment income -- net* .......................................        1.04           .98          1.04          1.04        1.08
Realized and unrealized gain (loss) -- net ......................        (.79)          .46          (.22)          .25         .16
Dividends and distributions to Preferred Stock shareholders:
    Investment income -- net ....................................        (.31)         (.25)         (.16)         (.07)       (.08)
    Realized gain -- net ........................................          --          (.04)         (.02)           --          --
                                                                     --------------------------------------------------------------
Total from investment operations ................................        (.06)         1.15           .64          1.22        1.16
                                                                     --------------------------------------------------------------
Less dividends and distributions to Common Stock shareholders:
    Investment income -- net ....................................        (.67)         (.78)         (.95)         (.97)       (.95)
    Realized gain -- net ........................................          --          (.34)         (.01)           --          --
                                                                     --------------------------------------------------------------
Total dividends and distributions to Common Stock shareholders ..        (.67)        (1.12)         (.96)         (.97)       (.95)
                                                                     --------------------------------------------------------------
Offering and underwriting costs, including adjustments,
  resulting from the issuance of Preferred Stock ................          --            --            --+         (.02)         --
                                                                     --------------------------------------------------------------
Net asset value, end of year ....................................    $  14.57    $    15.30    $    15.27    $    15.59    $  15.36
                                                                     ==============================================================
Market price per share, end of year .............................    $  13.04    $    14.36    $    14.70    $    14.57    $  14.51
                                                                     ==============================================================
===================================================================================================================================
Total Investment Return**
-----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ..............................        (.06%)        8.09%         4.54%         8.52%       8.18%
                                                                     ==============================================================
Based on market price per share .................................       (4.70%)        5.38%         7.69%         7.36%       8.19%
                                                                     ==============================================================
===================================================================================================================================
Ratios Based on Average Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses, net of reimbursement and excluding interest
  expense and fees*** ...........................................        1.03%         1.02%         1.01%          .95%        .94%
                                                                     ==============================================================
Total expenses, net of reimbursement*** .........................        1.71%         1.67%         1.60%         1.19%       1.18%
                                                                     ==============================================================
Total expenses*** ...............................................        1.71%         1.67%         1.60%         1.19%       1.18%
                                                                     ==============================================================
Total investment income -- net*** ...............................        6.94%         6.52%         6.62%         6.77%       6.99%
                                                                     ==============================================================
Amount of dividends to Preferred Stock shareholders .............        2.06%         1.67%         1.05%          .51%        .49%
                                                                     ==============================================================
Investment income -- net, to Common Stock shareholders ..........        4.88%         4.85%         5.57%         6.26%       6.50%
                                                                     ==============================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common Stock, end of year
  (in thousands) ................................................    $980,741    $1,030,048    $1,028,022    $1,049,423    $953,662
                                                                     ==============================================================
Preferred Stock outstanding at liquidation preference,
  end of year (in thousands) ....................................    $570,000    $  570,000    $  570,000    $  570,000    $440,000
                                                                     ==============================================================
Portfolio turnover ..............................................         117%           95%          105%          122%         95%
                                                                     ==============================================================
===================================================================================================================================
Leverage
-----------------------------------------------------------------------------------------------------------------------------------
Asset coverage per $1,000 .......................................    $  2,721    $    2,807    $    2,804    $    2,841    $  3,167
                                                                     ==============================================================

*     Based on average shares outstanding.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Amount is less than $.01 per share.

      See Notes to Financial Statements.


38              ANNUAL REPORT                     OCTOBER 31, 2007

Financial Highlights                      BlackRock MuniYield Quality Fund, Inc.

                                                                                     For the Year Ended October 31,
The following per share data and ratios have been derived             ------------------------------------------------------------
from information provided in the financial statements.                  2007         2006         2005         2004         2003
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ..............................     $  15.32     $  15.02     $  15.54     $  15.36     $  15.19
                                                                      ------------------------------------------------------------
Investment income -- net* .......................................          .97          .99          .99         1.03         1.07
Realized and unrealized gain (loss) -- net ......................         (.42)         .37         (.39)         .19          .13
Dividends to Preferred Stock shareholders from investment
  income -- net .................................................         (.30)        (.27)        (.14)        (.07)        (.07)
                                                                      ------------------------------------------------------------
Total from investment operations ................................          .25         1.09          .46         1.15         1.13
                                                                      ------------------------------------------------------------
Less dividends to Common Stock shareholders from investment
  income -- net .................................................         (.69)        (.79)        (.96)        (.97)        (.96)
                                                                      ------------------------------------------------------------
Offering and underwriting costs, including adjustments,
  resulting from the issuance of Preferred Stock ................           --           --+        (.02)          --           --
                                                                      ------------------------------------------------------------
Net asset value, end of year ....................................     $  14.88     $  15.32     $  15.02     $  15.54     $  15.36
                                                                      ============================================================
Market price per share, end of year .............................     $  13.20     $  14.48     $  14.27     $  14.83     $  14.35
                                                                      ============================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ..............................         2.00%        7.78%        3.10%        8.26%        8.13%
                                                                      ============================================================
Based on market price per share .................................        (4.26%)       7.22%        2.64%       10.58%       11.68%
                                                                      ============================================================
==================================================================================================================================
Ratios Based on Average Net Assets Applicable to Common Stock
----------------------------------------------------------------------------------------------------------------------------------
Total expenses, net of reimbursement and excluding interest
  expense and fees*** ...........................................         1.04%        1.04%         .96%         .94%         .94%
                                                                      ============================================================
Total expenses, net of reimbursement*** .........................         1.71%        1.75%        1.44%        1.25%        1.24%
                                                                      ============================================================
Total expenses*** ...............................................         1.71%        1.76%        1.45%        1.25%        1.24%
                                                                      ============================================================
Total investment income -- net*** ...............................         6.46%        6.61%        6.46%        6.74%        6.89%
                                                                      ============================================================
Amount of dividends to Preferred Stock shareholders .............         2.01%        1.80%         .93%         .45%         .42%
                                                                      ============================================================
Investment income -- net, to Common Stock shareholders ..........         4.45%        4.81%        5.53%        6.29%        6.47%
                                                                      ============================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common Stock, end of year
  (in thousands) ................................................     $452,657     $466,002     $456,886     $472,848     $467,370
                                                                      ============================================================
Preferred Stock outstanding at liquidation preference,
  end of year (in thousands) ....................................     $250,000     $250,000     $250,000     $200,000     $200,000
                                                                      ============================================================
Portfolio turnover ..............................................           24%          33%          29%          28%          30%
                                                                      ============================================================
==================================================================================================================================
Leverage
----------------------------------------------------------------------------------------------------------------------------------
Asset coverage per $1,000 .......................................     $  2,811     $  2,864     $  2,828     $  3,364     $  3,337
                                                                      ============================================================

*     Based on average shares outstanding.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Amount is less than $(.01) per share.

      See Notes to Financial Statements.


              ANNUAL REPORT                     OCTOBER 31, 2007              39

Financial Highlights                   BlackRock MuniYield Quality Fund II, Inc.

                                                                                     For the Year Ended October 31,
The following per share data and ratios have been derived             ------------------------------------------------------------
from information provided in the financial statements.                  2007         2006         2005         2004         2003
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ..............................     $  13.64     $  13.36     $  13.72     $  13.44     $  13.27
                                                                      ------------------------------------------------------------
Investment income -- net* .......................................          .86          .86          .89          .94          .97
Realized and unrealized gain (loss) -- net ......................         (.46)         .37         (.25)         .27          .09
Dividends to Preferred Stock shareholders from investment
  income -- net .................................................         (.26)        (.24)        (.14)        (.07)        (.07)
                                                                      ------------------------------------------------------------
Total from investment operations ................................          .14          .99          .50         1.14          .99
                                                                      ------------------------------------------------------------
Less dividends to Common Stock shareholders from investment
  income -- net .................................................         (.61)        (.71)        (.85)        (.86)        (.82)
                                                                      ------------------------------------------------------------
Offering and underwriting costs, including adjustments,
  resulting from the issuance of Preferred Stock ................           --           --+        (.01)          --           --
                                                                      ------------------------------------------------------------
Net asset value, end of year ....................................     $  13.17     $  13.64     $  13.36     $  13.72     $  13.44
                                                                      ============================================================
Market price per share, end of year .............................     $  11.60     $  12.93     $  12.86     $  12.69     $  12.18
                                                                      ============================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ..............................         1.39%        7.98%        3.98%        9.32%        8.28%
                                                                      ============================================================
Based on market price per share .................................        (5.79%)       6.34%        8.21%       11.57%       10.83%
                                                                      ============================================================
==================================================================================================================================
Ratios Based on Average Net Assets Applicable to Common Stock
----------------------------------------------------------------------------------------------------------------------------------
Total expenses, net of reimbursement and excluding interest
  expense and fees*** ...........................................         1.06%        1.05%        1.03%        1.01%        1.03%
                                                                      ============================================================
Total expenses, net of reimbursement*** .........................         1.72%        1.66%        1.49%        1.21%        1.30%
                                                                      ============================================================
Total expenses*** ...............................................         1.73%        1.66%        1.49%        1.22%        1.31%
                                                                      ============================================================
Total investment income -- net*** ...............................         6.39%        6.44%        6.51%        7.00%        7.17%
                                                                      ============================================================
Amount of dividends to Preferred Stock shareholders .............         1.97%        1.78%        1.03%         .51%         .50%
                                                                      ============================================================
Investment income -- net, to Common Stock shareholders ..........         4.42%        4.66%        5.48%        6.49%        6.67%
                                                                      ============================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common Stock, end of year
  (in thousands) ................................................     $294,661     $305,111     $298,722     $306,764     $300,502
                                                                      ============================================================
Preferred Stock outstanding at liquidation preference,
  end of year (in thousands) ....................................     $160,000     $160,000     $160,000     $150,000     $150,000
                                                                      ============================================================
Portfolio turnover ..............................................           20%          37%          29%          27%          35%
                                                                      ============================================================
==================================================================================================================================
Leverage
----------------------------------------------------------------------------------------------------------------------------------
Asset coverage per $1,000 .......................................     $  2,842     $  2,907     $  2,867     $  3,045     $  3,003
                                                                      ============================================================

*     Based on average shares outstanding.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Amount is less than $.01 per share.

      See Notes to Financial Statements.


40              ANNUAL REPORT                     OCTOBER 31, 2007

Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock MuniYield Fund, Inc., BlackRock MuniYield Insured Fund, Inc., BlackRock MuniYield Quality Fund, Inc. and BlackRock MuniYield Quality Fund II, Inc. (the "Funds" or individually as the "Fund"), are registered under the Investment Company Act of 1940, as amended, as non-diversified, closed-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Funds determine and make available for publication the net asset value of their Common Stock on a daily basis. The Funds' Common Stock shares are listed on the New York Stock Exchange under the symbol MYD for BlackRock MuniYield Fund, Inc., MYI for BlackRock MuniYield Insured Fund, Inc., MQY for BlackRock MuniYield Quality Fund, Inc. and MQT for BlackRock MuniYield Quality Fund II, Inc. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of each of the Funds under the general direction of the respective Board of Directors. Such valuations and procedures are reviewed periodically by the Boards of Directors of the Funds. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Effective September 4, 2007, exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade and previously were valued at the last sales price as of the close of options trading on the applicable exchanges. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Funds' pricing service. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of each Fund's Board of Directors.

(b) Derivative financial instruments -- Each Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

o Financial futures contracts -- Each Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- Each Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- Each Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

o Swaps -- Each Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statements of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying


              ANNUAL REPORT                     OCTOBER 31, 2007              41
      instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Municipal bonds held in trust -- Certain Funds invest in leveraged residual certificates ("TOB Residuals") issued by tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity, into which a Fund, or an agent on behalf of the Fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates, which are generally issued to the Fund which made the transfer or to affiliates of the Fund. Each Fund's transfers of the municipal securities to a TOB do not qualify for sale treatment under Statement of Financial Accounting Standards No. 140 ("FAS 140") "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," therefore the municipal securities deposited into a TOB are presented in the Funds' schedules of investments and the proceeds from the transactions are reported as liability for trust certificates. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the liability for trust certificates. Interest income from the underlying security is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of a Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by the Funds include the right of the Funds (1) to cause the holders of a proportional share of floating rate certificates to tender their certificates at par, and (2) to transfer a corresponding share of the municipal securities from the TOB to the Funds. At October 31, 2007, the aggregate value of the underlying municipal securities transferred to TOBs and the liability for trust certificates were:

--------------------------------------------------------------------------------
                                                                     Underlying
                                                                      Municipal
                                  Liability         Range of            Bonds
                                  for Trust         Interest         Transferred
                                Certificates         Rates             to TOBs
--------------------------------------------------------------------------------
BlackRock MuniYield
  Fund, Inc. ...............    $ 36,112,500    3.693% -- 3.72%     $ 77,237,013

BlackRock MuniYield
  Insured Fund, Inc. .......    $170,637,500    3.525% -- 3.758%    $355,738,664

BlackRock MuniYield
  Quality Fund, Inc. .......    $ 76,685,000    3.686% -- 3.758%    $161,925,912

BlackRock MuniYield
  Quality Fund II, Inc. ....    $ 47,725,000    3.701% -- 3.758%    $ 98,871,863
--------------------------------------------------------------------------------

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, a Fund's investments in TOB Residuals likely will adversely affect a Fund's investment income -- net and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Funds' net asset values per share.

While the Funds' investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Funds to borrow money for purposes of making investments. The Funds' management believes that the Funds' restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes.

(d) Income taxes -- It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Offering costs -- Direct expenses relating to the public offering of certain Funds' Preferred Stock were charged to capital at the time of issuance of the shares. Any adjustments to estimates of offering costs were recorded back to capital.

(h) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on each of the Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on each of the Fund's financial statements, if any, has not been determined.


42              ANNUAL REPORT                     OCTOBER 31, 2007

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on each of the Fund's financial statements, if any, has not been determined.

(i) Reclassifications -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, for BlackRock MuniYield Insured Fund, Inc., during the current year, $5,774,510 has been reclassified between accumulated net realized capital losses and paid-in capital in excess of par as a result of permanent differences attributable to the difference between the book and tax treatment of residual interests in tender option bonds.

Accordingly, for BlackRock MuniYield Quality Fund, Inc., during the current year, $4,779 has been reclassified between undistributed net investment income and accumulated net realized capital losses as a result of permanent differences attributable to amortization methods on fixed income securities. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

Each Fund has entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. Merrill Lynch & Co., Inc. ("Merrill Lynch") and The PNC Financial Services Group, Inc. are the principal owners of BlackRock, Inc.

The Manager is responsible for the management of each of the Fund's portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays a monthly fee at an annual rate of .50% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock. The Manager has agreed to reimburse its management fee by the amount of management fees each Fund pays to the Manager indirectly through its investment in Merrill Lynch Institutional Tax-Exempt Fund. The reimbursements for the year ended October 31, 2007 were as follows:

--------------------------------------------------------------------------------
                                                                  Reimbursement
                                                                  by the Manager
--------------------------------------------------------------------------------
BlackRock MuniYield Fund, Inc. .............................         $16,677
BlackRock MuniYield Insured Fund, Inc. .....................         $11,868
BlackRock MuniYield Quality Fund, Inc. .....................         $ 8,835
BlackRock MuniYield Quality Fund II, Inc. ..................         $ 6,332
--------------------------------------------------------------------------------

In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC, an affiliate of the Manager, under which the Manager pays the sub-adviser for services it provides a monthly fee at an annual rate that is a percentage of the management fee paid by each Fund to the Manager.

The Funds reimbursed the Manager for certain accounting services. The reimbursements for the year ended October 31, 2007 were as follows:

--------------------------------------------------------------------------------
                                                                  Reimbursement
                                                                  to the Manager
--------------------------------------------------------------------------------
BlackRock MuniYield Fund, Inc. .............................         $18,788
BlackRock MuniYield Insured Fund, Inc. .....................         $29,566
BlackRock MuniYield Quality Fund, Inc. .....................         $15,264
BlackRock MuniYield Quality Fund II, Inc. ..................         $ 8,596
--------------------------------------------------------------------------------

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2007, were as follows:

--------------------------------------------------------------------------------
                                                    Total              Total
                                                  Purchases            Sales
--------------------------------------------------------------------------------
BlackRock MuniYield Fund, Inc. .............   $  199,223,147     $  187,386,883
BlackRock MuniYield Insured Fund, Inc. .....   $2,056,030,296     $2,075,137,090
BlackRock MuniYield Quality Fund, Inc. .....   $  191,560,403     $  192,836,875
BlackRock MuniYield Quality Fund II, Inc. ..   $  100,167,877     $   99,991,247
--------------------------------------------------------------------------------

4. Stock Transactions:

Each Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. Each Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of the holders of Common Stock.

Common Stock

BlackRock MuniYield Fund, Inc.

Shares issued and outstanding during the years ended October 31, 2007 and October 31, 2006 increased by 236,501 and 346,987, respectively, as a result of dividend reinvestment.


              ANNUAL REPORT                     OCTOBER 31, 2007              43

BlackRock MuniYield Insured Fund, Inc., BlackRock MuniYield Quality, Inc. and BlackRock MuniYield Quality Fund II, Inc.

Shares issued and outstanding during the years ended October 31, 2007 and October 31, 2006 remained constant.

Preferred Stock

Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Funds, with a liquidation preference of $25,000 per share, plus accrued and unpaid dividends that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2007 were as follows:

--------------------------------------------------------------------------------
                                     BlackRock       BlackRock       BlackRock
                     BlackRock       MuniYield       MuniYield       MuniYield
                     MuniYield        Insured         Quality         Quality
                     Fund, Inc.      Fund, Inc.      Fund, Inc.    Fund II, Inc.
--------------------------------------------------------------------------------
Series A ........      3.65%           3.70%           3.50%           3.90%
Series B ........      3.75%           3.65%           3.55%           3.90%
Series C ........      3.48%           3.89%           3.70%           3.29%
Series D ........      3.55%           3.55%           3.60%           3.55%
Series E ........      3.55%           3.55%           3.30%             --
Series F ........      3.58%           3.85%             --              --
Series G ........      3.29%           3.10%             --              --
Series H ........        --            3.60%             --              --
Series I ........        --            3.29%             --              --
--------------------------------------------------------------------------------

Shares issued and outstanding for each of the Funds during the years ended October 31, 2007 and October 31, 2006 remained constant.

Each Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 2007, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, earned commissions as follows:

--------------------------------------------------------------------------------
                                                                     Commissions
--------------------------------------------------------------------------------
BlackRock MuniYield Fund, Inc. .................................      $336,827
BlackRock MuniYield Insured Fund, Inc. .........................      $472,650
BlackRock MuniYield Quality Fund, Inc. .........................      $260,234
BlackRock MuniYield Quality Fund II, Inc. ......................      $199,431
--------------------------------------------------------------------------------

5. Distributions to Shareholders:

Each Fund paid a tax-exempt income dividend to holders of Common Stock on December 3, 2007 to shareholders of record on November 15, 2007. The amount of the tax-exempt income dividend per share was as follows:

--------------------------------------------------------------------------------
                                                                       Per Share
                                                                        Amount
--------------------------------------------------------------------------------
BlackRock MuniYield Fund, Inc. .................................       $.068000
BlackRock MuniYield Insured Fund, Inc. .........................       $.056000
BlackRock MuniYield Quality Fund, Inc. .........................       $.057000
BlackRock MuniYield Quality Fund II, Inc. ......................       $.050000
--------------------------------------------------------------------------------

The tax character of distributions paid during the fiscal years ended October 31, 2007 and October 31, 2006 was as follows:

--------------------------------------------------------------------------------
BlackRock MuniYield Fund, Inc.                         10/31/2007     10/31/2006
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ..............................    $49,480,604    $53,242,140
  Ordinary income ................................             --        161,124
                                                      --------------------------
Total distributions ..............................    $49,480,604    $53,403,264
                                                      ==========================

--------------------------------------------------------------------------------
BlackRock MuniYield Insured Fund, Inc.                 10/31/2007     10/31/2006
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ..............................    $66,194,332    $69,395,892
  Ordinary income ................................             --      5,734,611
  Long term capital gain .........................             --     19,935,524
                                                      --------------------------
Total distributions ..............................    $66,194,332    $95,066,027
                                                      ==========================

--------------------------------------------------------------------------------
BlackRock MuniYield Quality Fund, Inc.                 10/31/2007     10/31/2006
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ..............................    $30,124,515    $32,157,768
                                                      --------------------------
Total distributions ..............................    $30,124,515    $32,157,768
                                                      ==========================

--------------------------------------------------------------------------------
BlackRock MuniYield Quality Fund II, Inc.              10/31/2007     10/31/2006
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ..............................    $19,472,404    $21,169,808
                                                      --------------------------
Total distributions ..............................    $19,472,404    $21,169,808
                                                      ==========================

As of October 31, 2007, the components of accumulated earnings/losses on a tax basis were as follows:

-----------------------------------------------------------------------------
BlackRock MuniYield Fund, Inc.
-----------------------------------------------------------------------------
Undistributed tax-exempt income -- net ......................    $  2,556,548
Undistributed long-term capital gains -- net ................              --
                                                                 ------------
Total undistributed earnings -- net .........................       2,556,548
Capital loss carryforward ...................................     (27,592,398)*
Unrealized gains -- net .....................................      25,980,730**
                                                                 ------------
Total accumulated earnings -- net ...........................    $    944,880
                                                                 ============

* At October 31, 2007, the Fund had a net capital loss carryforward of $27,592,398, of which $21,402,887 expires in 2008, $6,000,235 expires in
      2009 and $189,276 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the difference between the book and tax treatment of residual interests in tender option bonds.


44              ANNUAL REPORT                     OCTOBER 31, 2007

Notes to Financial Statements (concluded)

-----------------------------------------------------------------------------
BlackRock MuniYield Insured Fund, Inc.
-----------------------------------------------------------------------------
Undistributed tax-exempt income -- net ......................    $  3,875,921
Undistributed long-term capital gains -- net ................              --
                                                                 ------------
Total undistributed earnings -- net .........................       3,875,921
Capital loss carryforward ...................................      (7,469,073)*
Unrealized gains -- net .....................................      34,579,029**
                                                                 ------------
Total accumulated earnings -- net ...........................    $ 30,985,877
                                                                 ============

* At October 31, 2007, the Fund had a net capital loss carryforward of $7,469,073, of which $1,489,118 expires in 2014 and $5,979,955 expires in
      2015. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the difference between the book and tax treatment of residual interests in tender option bonds.

-----------------------------------------------------------------------------
BlackRock MuniYield Quality Fund, Inc.
-----------------------------------------------------------------------------
Undistributed tax-exempt income -- net ......................    $  1,521,403
Undistributed long-term capital gains -- net ................       3,210,001
                                                                 ------------
Total undistributed earnings -- net .........................       4,731,404
Capital loss carryforward ...................................              --
Unrealized gains -- net .....................................      21,666,322*
                                                                 ------------
Total accumulated earnings -- net ...........................    $ 26,397,726
                                                                 ============

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, the difference between book and tax amortization methods for premiums and discounts on fixed income securities and the difference between the book and tax treatment of residual interests in tender option bonds.

-----------------------------------------------------------------------------
BlackRock MuniYield Quality Fund II, Inc.
-----------------------------------------------------------------------------
Undistributed tax-exempt income -- net ......................    $    968,933
Undistributed long-term capital gains -- net ................              --
                                                                 ------------
Total undistributed earnings -- net .........................         968,933
Capital loss carryforward ...................................     (32,574,400)*
Unrealized gains -- net .....................................      12,454,007**
                                                                 ------------
Total accumulated losses -- net .............................    $(19,151,460)
                                                                 ============

* At October 31, 2007, the Fund had a net capital loss carryforward of $32,574,400, of which $25,942,904 expires in 2008, $1,096,837 expires in
      2010 and $5,534,659 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on, the tax deferral of losses on the difference between the book and tax treatment of residual interests in tender option bonds.

6. Restatement Information:

Subsequent to the initial issuance of BlackRock MuniYield Insured Fund, Inc.'s October 31, 2006 financial statements, the Fund determined that the criteria for sale accounting in FAS 140 had not been met for certain transfers of municipal bonds and that these transfers should have been accounted for as secured borrowings rather than as sales. As a result, certain financial highlights for each of the three years in the period ended October 31, 2005 have been restated to give effect to recording the transfers of the municipal bonds as secured borrowings, including recording interest on the bonds as interest income and interest on the secured borrowings as interest expense.

------------------------------------------------------------------------------------------------------------------------------------
Financial Highlights for BlackRock MuniYield Insured Fund, Inc.
For the Years Ended October 31, 2005, 2004 and 2003
------------------------------------------------------------------------------------------------------------------------------------
                                                      2005                            2004                           2003
                                           -------------------------       -------------------------       -------------------------
                                           Previously                      Previously                      Previously
                                            Reported        Restated        Reported        Restated        Reported        Restated
------------------------------------------------------------------------------------------------------------------------------------
Total expenses, net of reimbursement*** .     1.01%           1.60%            .95%           1.19%            .94%           1.18%
Total expenses*** .......................     1.01%           1.60%            .95%           1.19%            .95%           1.18%
Portfolio turnover ......................   123.85%            105%         144.40%            122%         114.05%             95%
------------------------------------------------------------------------------------------------------------------------------------

***   Do not reflect the effect of dividends to Preferred Stock shareholders.


              ANNUAL REPORT                     OCTOBER 31, 2007              45

Report of Independent Registered Public Accounting Firm

To the Shareholders and Boards of Directors of BlackRock MuniYield Fund, Inc., BlackRock MuniYield Insured Fund, Inc., BlackRock MuniYield Quality Fund, Inc. and BlackRock MuniYield Quality Fund II, Inc.:

We have audited each of the accompanying statements of net assets, including the schedules of investments, of BlackRock MuniYield Fund, Inc., BlackRock MuniYield Quality Fund, Inc., and BlackRock MuniYield Quality Fund II, Inc. as of October 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for each of the respective funds. We have also audited the accompanying statement of net assets, including the schedule of investments, of BlackRock MuniYield Insured Fund, Inc. as of October 31, 2007, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. The above-referenced funds are hereinafter referred to collectively as the "Funds." These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the financial statements and financial highlights of each of the Funds based on our audits. The financial highlights of BlackRock MuniYield Insured Fund, Inc. for each of the three years in the period ended October 31, 2005 (before the restatement described in Note 6) were audited by other auditors whose report, dated December 9, 2005, expressed a qualified opinion on those financial highlights because of the errors described in Note 6.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, audits of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights of BlackRock MuniYield Fund, Inc., BlackRock MuniYield Quality Fund, Inc. and BlackRock MuniYield Quality Fund II, Inc. referred to above present fairly, in all material respects, the respective financial positions of each of those funds as of October 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the financial statements and financial highlights of BlackRock MuniYield Insured Fund, Inc. as of October 31, 2007 and for each of the two years in the period then ended, present fairly, in all material respects, its financial position as of October 31, 2007, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

We also have audited the adjustments, applied by management, to restate certain financial highlights of BlackRock MuniYield Insured Fund, Inc. (the "Insured Fund") for each of the three years in the period ended October 31, 2005, to correct the errors described in Note 6. These adjustments are the responsibility of the Insured Fund's management. The audit procedures that we performed with respect to the adjustments included such tests as we considered necessary in the circumstances and were designed to obtain reasonable assurance about whether the adjustments are appropriate and have been properly applied, in all material respects, to the restated information in Insured Fund's financial highlights for each of the three years in the period ended October 31, 2005. We did not perform any audit procedures designed to assess whether any additional adjustments or disclosures to the Insured Fund's financial highlights for each of the three years in the period ended October 31, 2005 might be necessary in order for such financial highlights to be presented in conformity with accounting principles generally accepted in the United States of America. In our opinion, the adjustments to the financial highlights of the Insured Fund for each of the three years in the period ended October 31, 2005, for the restatement described in Note 6 are appropriate and have been properly applied, in all material respects. However, we were not engaged to audit, review, or apply any procedures to the Insured Fund's financial highlights for each of the three years in the period ended October 31, 2005, other than with respect to the adjustments described in Note 6 and, accordingly, we do not express an opinion or any other form of assurance on the Insured Fund's financial highlights for each of the three years in the period ended October 31, 2005.

Deloitte & Touche LLP
Princeton, New Jersey

December 26, 2007


46              ANNUAL REPORT                     OCTOBER 31, 2007

Important Tax Information

All of the net investment income distributions paid by BlackRock MuniYield Fund, Inc., BlackRock MuniYield Insured Fund, Inc., BlackRock MuniYield Quality Fund, Inc. and BlackRock MuniYield Quality Fund II, Inc. during the taxable year ended October 31, 2007 qualify as tax-exempt interest dividends for federal income tax purposes.


              ANNUAL REPORT                     OCTOBER 31, 2007              47

The Benefits and Risks of Leveraging

The Funds utilize leverage to seek to enhance the yield and net asset value of their Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, each Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of each Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As of October 31, 2007, BlackRock MuniYield Fund, Inc., BlackRock MuniYield Insured Fund, Inc., BlackRock MuniYield Quality Fund, Inc. and BlackRock MuniYield Quality Fund II, Inc. had leverage amounts, due to Auction Market Preferred Stock, of 34.58%, 36.71%, 35.52% and 35.14% of total net assets, respectively, before the deduction of Preferred Stock.

As a part of their investment strategy, the Funds may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Funds to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Funds invest in inverse floaters, the market value of each Fund's portfolio and the net asset value of each Fund's shares may also be more volatile than if the Funds did not invest in these securities. To the extent the Funds invest in inverse floaters, the market value of the Funds' portfolio and net asset value of the Funds' shares may also be more volatile than if the Funds did not invest in these securities. (See Note 1(c) to Financial Statements for details of municipal bonds held in trust.)

Swap Agreements

The Funds may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom each Fund has entered into a swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


48              ANNUAL REPORT                     OCTOBER 31, 2007

Automatic Dividend Reinvestment Plan

How the Plan Works -- The Funds offer a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by each Fund are automatically reinvested in additional shares of Common Stock of each Fund. The Plan is administered on behalf of the shareholders by The Bank of New York Mellon for BlackRock MuniYield Fund, Inc. and BlackRock MuniYield Quality Fund II, Inc. and Computershare Trust Company, N.A. for BlackRock MuniYield Insured Fund, Inc. and BlackRock MuniYield Quality Fund, Inc. (individually, the "Plan Agent" or together, the "Plan Agents"). Under the Plan, whenever the Funds declare a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of each Fund. The Plan Agents will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of each Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, each Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agents will invest the dividend amount in newly issued shares. If the Funds' net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agents will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agents are unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agents will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan -- Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Funds unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan, must advise their Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan -- The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Funds. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of each Fund's shares is above the net asset value, participants in the Plan will receive shares of the Funds for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since each Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees -- There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agents' service fees for handling the reinvestment of distributions are paid for by the Funds. However, brokerage commissions may be incurred when the Funds purchase shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications -- The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Funds' shares are trading at a market premium, the Funds issue shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of each Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information -- All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at The Bank of New York Mellon, Church Street Station, P.O. Box 11258, New York, NY 10286-1258,
Telephone: 800-432-8224 for BlackRock MuniYield Fund, Inc. and BlackRock MuniYield Quality Fund II, Inc. and Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010, Telephone: 800-426-5523 for BlackRock MuniYield Insured Fund, Inc. and BlackRock MuniYield Quality Fund, Inc.


              ANNUAL REPORT                     OCTOBER 31, 2007              49

Officers and Directors as of October 31, 2007

                                                                                               Number of
                                                                                               Funds and
                                                                                               Portfolios in
                           Position(s)  Length of                                              Fund Complex    Other Public
Name, Address              Held with    Time                                                   Overseen by     Directorships
and Year of Birth          Funds        Served   Principal Occupation(s) During Past 5 Years   Director        Held by Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C. Doll, Jr.*       Fund         2005 to  Vice Chairman and Director of BlackRock,      120 Funds       None
P.O. Box 9011              President    present  Inc., Global Chief Investment Officer for     161 Portfolios
Princeton, NJ 08543-9011   and                   Equities, Chairman of the BlackRock Retail
1954                       Director              Operating Committee, and member of the
                                                 BlackRock Executive Committee since 2006;
                                                 President of the funds advised by Merrill
                                                 Lynch Investment Managers, L.P. ("MLIM") and
                                                 its affiliates ("MLIM/FAM-advised funds")
                                                 from 2005 to 2006 and Chief Investment
                                                 Officer thereof from 2001 to 2006; President
                                                 of MLIM and Fund Asset Management, L.P.
                                                 ("FAM") from 2001 to 2006; Co-Head (Americas
                                                 Region) thereof from 2000 to 2001 and Senior
                                                 Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc.
                                                 ("Princeton Services") and President of
                                                 Princeton Administrators, L.P. ("Princeton
                                                 Administrators") from 2001 to 2006; Chief
                                                 Investment Officer of OppenheimerFunds, Inc.
                                                 in 1999 and Executive Vice President thereof
                                                 from 1991 to 1999.
                           ---------------------------------------------------------------------------------------------------------
                           *      Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock Advisors, LLC and its affiliates act as investment adviser. Mr.
                                  Doll is an "interested person," as described in the Investment Company Act, of the Fund based on his positions with BlackRock, Inc. and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr.
                                  Doll serves at the pleasure of the Boards of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
James H. Bodurtha**        Director     2002 to  Director, The China Business Group, Inc.      37 Funds        None
P.O. Box 9095                           2007     since 1996 and Executive Vice President       57 Portfolios
Princeton, NJ 08543-9095                         thereof from 1996 to 2003; Chairman of the
1944                                             Board, Berkshire Holding Corporation since
                                                 1980; Partner, Squire, Sanders & Dempsey
                                                 from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A. Froot           Director     2005 to  Professor, Harvard University since 1992;     37 Funds        None
P.O. Box 9095                           2007     Professor, Massachusetts Institute of         57 Portfolios
Princeton, NJ 08543-9095                         Technology from 1986 to 1992.
1957
------------------------------------------------------------------------------------------------------------------------------------


50              ANNUAL REPORT                     OCTOBER 31, 2007

                                                                                               Number of
                                                                                               Funds and
                                                                                               Portfolios in
                           Position(s)  Length of                                              Fund Complex    Other Public
Name, Address              Held with    Time                                                   Overseen by     Directorships
and Year of Birth          Funds        Served   Principal Occupation(s) During Past 5 Years   Director        Held by Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Joe Grills**               Director     1994 to  Member of the Committee of Investment of      37 Funds        Kimco Realty
P.O. Box 9095                           2007     Employee Benefit Assets of the Association    57 Portfolios   Corporation
Princeton, NJ 08543-9095                         of Financial Professionals ("CIEBA") since
1935                                             1986; Member of CIEBA's Executive Committee
                                                 since 1988 and its Chairman from 1991 to
                                                 1992; Assistant Treasurer of International
                                                 Business Machines Corporation ("IBM") and
                                                 Chief Investment Officer of IBM Retirement
                                                 Funds from 1986 to 1993; Member of the
                                                 Investment Advisory Committee of the State
                                                 of New York Common Retirement Fund from 1989
                                                 to 2006; Member of the Investment Advisory
                                                 Committee of the Howard Hughes Medical
                                                 Institute from 1997 to 2000; Director, Duke
                                                 University Management Company from 1992 to
                                                 2004, Vice Chairman thereof from 1998 to
                                                 2004, and Director Emeritus thereof since
                                                 2004; Director, LaSalle Street Fund from
                                                 1995 to 2001; Director, Kimco Realty
                                                 Corporation since 1997; Member of the
                                                 Investment Advisory Committee of the
                                                 Virginia Retirement System since 1998, Vice
                                                 Chairman thereof from 2002 to 2005, and
                                                 Chairman thereof since 2005; Director,
                                                 Montpelier Foundation since 1998, its Vice
                                                 Chairman from 2000 to 2006, and Chairman,
                                                 thereof, since 2006; Member of the
                                                 Investment Committee of the Woodberry Forest
                                                 School since 2000; Member of the Investment
                                                 Committee of the National Trust for Historic
                                                 Preservation since 2000.
------------------------------------------------------------------------------------------------------------------------------------
Herbert I. London          Director     2002 to  Professor Emeritus, New York University       37 Funds        None
P.O. Box 9095                           2007     since 2005; John M. Olin Professor of         57 Portfolios
Princeton, NJ 08543-9095                         Humanities, New York University from 1993 to
1939                                             2005; and Professor thereof from 1980 to
                                                 2005; President, Hudson Institute since 1997
                                                 and Trustee thereof since 1980; Dean,
                                                 Gallatin Division of New York University
                                                 from 1976 to 1993; Distinguished Fellow,
                                                 Herman Kahn Chair, Hudson Institute from
                                                 1984 to 1985; Chairman of the Board of
                                                 Directors of Vigilant Research, Inc. since
                                                 2006; Member of the Board of Directors for
                                                 Grantham University since 2006; Director of
                                                 AIMS Worldwide, Inc. since 2006; Director of
                                                 Reflex Security since 2006; Director of
                                                 InnoCentive, Inc. since 2006; Director of
                                                 Cerego, LLC since 2005; Director, Damon
                                                 Corp. from 1991 to 1995; Overseer, Center
                                                 for Naval Analyses from 1983 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Roberta Cooper Ramo        Director     2002 to  Shareholder, Modrall, Sperling, Roehl,        37 Funds        None
P.O. Box 9095                           2007     Harris & Sisk, P.A. since 1993; President,    57 Portfolios
Princeton, NJ 08543-9095                         American Bar Association from 1995 to 1996
1942                                             and Member of the Board of Governors thereof
                                                 from 1994 to 1997; Shareholder, Poole, Kelly
                                                 and Ramo, Attorneys at Law P.C. from 1977 to
                                                 1993; Director of ECMC Group (service
                                                 provider to students, schools and lenders)
                                                 since 2001; Director, United New Mexico Bank
                                                 (now Wells Fargo) from 1983 to 1988;
                                                 Director, First National Bank of New Mexico
                                                 (now Wells Fargo) from 1975 to 1976; Vice
                                                 President, American Law Institute from 2004
                                                 to 2007 and President elect thereof since
                                                 2007.
------------------------------------------------------------------------------------------------------------------------------------
Robert S. Salomon, Jr.     Director     1996 to  Principal of STI Management (investment       37 Funds        None
P.O. Box 9095                           present  adviser) from 1994 to 2005; Chairman and CEO  57 Portfolios
Princeton, NJ 08543-9095                         of Salomon Brothers Asset Management Inc.
1936                                             from 1992 to 1995; Chairman of Salomon
                                                 Brothers Equity Mutual Funds from 1992 to
                                                 1995; regular columnist with Forbes Magazine
                                                 from 1992 to 2002; Director of Stock
                                                 Research and U.S. Equity Strategist at
                                                 Salomon Brothers Inc. from 1975 to 1991;
                                                 Trustee, Commonfund from 1980 to 2001.
                           ---------------------------------------------------------------------------------------------------------
                           *     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
                           **    Co-Chairman of each Board of Directors and Audit Committee.
------------------------------------------------------------------------------------------------------------------------------------


              ANNUAL REPORT                     OCTOBER 31, 2007              51

Officers and Directors as of October 31, 2007 (concluded)

                           Position(s)  Length of
Name, Address              Held with    Time
and Year of Birth          Funds        Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke            Vice         1993 to  Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill Lynch
P.O. Box 9011              President    present  Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P. ("FAM") in 2006;
Princeton, NJ 08543-9011   and          and      First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer thereof from
1960                       Treasurer    1999 to  1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
                                        present
------------------------------------------------------------------------------------------------------------------------------------
Karen Clark                Chief        2004 to  Managing Director of BlackRock, Inc. and Chief Compliance Officer of certain
P.O. Box 9011              Compliance   present  BlackRock-advised funds since 2007; Director of BlackRock, Inc. from 2005 to 2007;
Princeton, NJ 08543-9011   Officer               Principal and Senior Compliance Officer, State Street Global Advisors, from 2001 to
1965                                             2005; Principal Consultant, PricewaterhouseCoopers, LLP from 1998 to 2001; Branch
                                                 Chief, Division of Investment Management and Office of Compliance Inspections and
                                                 Examinations, U.S. Securities and Exchange Commission, from 1993 to 1998.
------------------------------------------------------------------------------------------------------------------------------------
Howard Surloff             Secretary    2007 to  Managing Director, of BlackRock Inc. and General Counsel of U.S. Funds at
P.O. Box 9011                           present  BlackRock, Inc. since 2006; General Counsel (U.S.) of Goldman Sachs Asset
Princeton, NJ 08543-9011                         Management from 1993 to 2006.
1960
                           ---------------------------------------------------------------------------------------------------------
                           *     Officers of the Funds serve at the pleasure of the Boards of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Accounting Agent

State Street Bank and
Trust Company
Princeton, NJ 08540

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Princeton, NJ 08540

Legal Counsel

Sidley Austin llp
New York, NY 10019

Address of the Funds

P.O. Box 9011
Princeton, NJ 08543-9011

BlackRock MuniYield Fund, Inc. and
BlackRock MuniYield Quality Fund II, Inc.

Custodian

The Bank of New York Mellon
One Wall Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York Mellon
101 Barclay Street -- 11 East
New York, NY 10286

Preferred Stock:

The Bank of New York Mellon
101 Barclay Street -- 7 West
New York, NY 10286

BlackRock MuniYield Insured Fund, Inc. and
BlackRock MuniYield Quality Fund, Inc.

Custodian

State Street Bank and
Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agents

Common Stock:

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010

Preferred Stock:

The Bank of New York Mellon
101 Barclay Street -- 7 West
New York, NY 10286


52              ANNUAL REPORT                     OCTOBER 31, 2007

Additional Information

Proxy Results                                     BlackRock MuniYield Fund, Inc.

During the six-month period ended October 31, 2007, the Common Stock and Auction Market Preferred Stock (Series A-G) shareholders of BlackRock MuniYield Fund, Inc. voted on the following proposal, which was approved at an annual shareholders' meeting on August 16, 2007. This proposal was part of the reorganization of the Fund's Board of Directors to take effect on or about November 1, 2007. A description of the proposal and number of shares voted are as follows:

-------------------------------------------------------------------------------------------------------------------------
                                                                                    Shares Voted          Shares Withheld
                                                                                         For                From Voting
-------------------------------------------------------------------------------------------------------------------------
To elect the Fund's Directors:          G. Nicholas Beckwith, III                    41,532,263               776,464
                                        Richard E. Cavanagh                          41,536,688               772,039
                                        Richard S. Davis                             41,540,343               768,384
                                        Kent Dixon                                   41,523,130               785,567
                                        Kathleen F. Feldstein                        41,532,394               776,333
                                        James T. Flynn                               41,540,412               768,315
                                        Henry Gabbay                                 41,536,027               772,700
                                        Jerrold B. Harris                            41,527,833               780,894
                                        R. Glenn Hubbard                             41,525,722               783,005
                                        Karen P. Robards                             41,542,013               766,714
                                        Robert S. Salomon, Jr.                       41,521,786               786,941
-------------------------------------------------------------------------------------------------------------------------

During the six-month period ended October 31, 2007, the Auction Market Preferred Stock shareholders (Series A-G) of BlackRock MuniYield Fund, Inc. voted on the following proposal, which was approved at an annual shareholders' meeting on August 16, 2007. This proposal was part of the reorganization of the Fund's Board of Directors to take effect on or about November 1, 2007. A description of the proposal and number of shares voted for each Director are as follows:

-------------------------------------------------------------------------------------------------------------------------
                                                                                    Shares Voted          Shares Withheld
                                                                                         For                From Voting
-------------------------------------------------------------------------------------------------------------------------
To elect the Fund's Directors:          Frank J. Fabozzi and W. Carl Kester            12,114                   4
-------------------------------------------------------------------------------------------------------------------------


              ANNUAL REPORT                     OCTOBER 31, 2007              53

Proxy Results                             BlackRock MuniYield Insured Fund, Inc.

During the six-month period ended October 31, 2007, the Common Stock and Auction Market Preferred Stock (Series A-I) shareholders of BlackRock MuniYield Insured Fund, Inc. voted on the following proposal, which was approved at an annual shareholders' meeting on August 16, 2007. This proposal was part of the reorganization of the Fund's Board of Directors to take effect on or about November 1, 2007. A description of the proposal and number of shares voted are as follows:

-------------------------------------------------------------------------------------------------------------------------
                                                                                    Shares Voted          Shares Withheld
                                                                                         For                From Voting
-------------------------------------------------------------------------------------------------------------------------
To elect the Fund's Directors:          G. Nicholas Beckwith, III                    61,441,439              1,921,558
                                        Richard E. Cavanagh                          61,443,751              1,919,246
                                        Richard S. Davis                             61,448,953              1,914,044
                                        Kent Dixon                                   61,446,483              1,916,514
                                        Kathleen F. Feldstein                        61,410,475              1,952,522
                                        James T. Flynn                               61,447,823              1,915,174
                                        Henry Gabbay                                 61,781,151              1,581,846
                                        Jerrold B. Harris                            61,429,525              1,933,472
                                        R. Glenn Hubbard                             61,445,004              1,917,993
                                        Karen P. Robards                             61,412,875              1,950,122
                                        Robert S. Salomon, Jr.                       61,440,782              1,922,215
-------------------------------------------------------------------------------------------------------------------------

During the six-month period ended October 31, 2007, the Auction Market Preferred Stock shareholders (Series A-I) of BlackRock MuniYield Insured Fund, Inc. voted on the following proposal, which was approved at an annual shareholders' meeting on August 16, 2007. This proposal was part of the reorganization of the Fund's Board of Directors to take effect on or about November 1, 2007. A description of the proposal and number of shares voted are as follows:

-------------------------------------------------------------------------------------------------------------------------
                                                                                    Shares Voted          Shares Withheld
                                                                                         For                From Voting
-------------------------------------------------------------------------------------------------------------------------
To elect the Fund's Directors:          Frank J. Fabozzi                              19,977                    1
                                        W. Carl Kester                                19,974                    4
-------------------------------------------------------------------------------------------------------------------------


54              ANNUAL REPORT                     OCTOBER 31, 2007

Proxy Results                             BlackRock MuniYield Quality Fund, Inc.

During the six-month period ended October 31, 2007, the Common Stock and Auction Market Preferred Stock (Series A-E) shareholders of BlackRock MuniYield Quality Fund, Inc. voted on the following proposal, which was approved at an annual shareholders' meeting on August 16, 2007. This proposal was part of the reorganization of the Fund's Board of Directors to take effect on or about November 1, 2007. A description of the proposal and number of shares voted are as follows:

-------------------------------------------------------------------------------------------------------------------------
                                                                                    Shares Voted          Shares Withheld
                                                                                         For                From Voting
-------------------------------------------------------------------------------------------------------------------------
To elect the Fund's Directors:          G. Nicholas Beckwith, III                    27,630,614               838,544
                                        Richard E. Cavanagh                          27,634,403               834,755
                                        Richard S. Davis                             27,627,434               841,724
                                        Kent Dixon                                   27,630,797               838,361
                                        Kathleen F. Feldstein                        27,630,955               838,203
                                        James T. Flynn                               27,633,660               835,498
                                        Henry Gabbay                                 27,664,345               804,813
                                        Jerrold B. Harris                            27,630,046               839,112
                                        R. Glenn Hubbard                             27,631,818               837,340
                                        Karen P. Robards                             27,630,315               838,843
                                        Robert S. Salomon, Jr.                       27,626,820               842,338
-------------------------------------------------------------------------------------------------------------------------

During the six-month period ended October 31, 2007, the Auction Market Preferred Stock shareholders (Series A-E) of BlackRock MuniYield Quality Fund, Inc. voted on the following proposal, which was approved at an annual shareholders' meeting on August 16, 2007. This proposal was part of the reorganization of the Fund's Board of Directors to take effect on or about November 1, 2007. A description of the proposal and number of shares voted for each Director are as follows:

-------------------------------------------------------------------------------------------------------------------------
                                                                                    Shares Voted          Shares Withheld
                                                                                         For                From Voting
-------------------------------------------------------------------------------------------------------------------------
To elect the Fund's Directors:          Frank J. Fabozzi and W. Carl Kester            8,342                    113
-------------------------------------------------------------------------------------------------------------------------


              ANNUAL REPORT                     OCTOBER 31, 2007              55

Proxy Results                          BlackRock MuniYield Quality Fund II, Inc.

During the six-month period ended October 31, 2007, the Common Stock and Auction Market Preferred Stock (Series A-D) shareholders of BlackRock MuniYield Quality Fund II, Inc. voted on the following proposal, which was approved at an annual shareholders' meeting on August 16, 2007. This proposal was part of the reorganization of the Fund's Board of Directors to take effect on or about November 1, 2007. A description of the proposal and number of shares voted are as follows:

-------------------------------------------------------------------------------------------------------------------------
                                                                                    Shares Voted          Shares Withheld
                                                                                         For                From Voting
-------------------------------------------------------------------------------------------------------------------------
To elect the Fund's Directors:          G. Nicholas Beckwith, III                    19,873,916               530,654
                                        Richard E. Cavanagh                          19,876,814               527,756
                                        Richard S. Davis                             19,871,108               533,462
                                        Kent Dixon                                   19,877,814               526,756
                                        Kathleen F. Feldstein                        19,880,904               523,666
                                        James T. Flynn                               19,881,506               523,064
                                        Henry Gabbay                                 20,093,970               310,600
                                        Jerrold B. Harris                            19,877,314               527,256
                                        R. Glenn Hubbard                             19,869,344               535,226
                                        Karen P. Robards                             19,890,952               513,618
                                        Robert S. Salomon, Jr.                       19,878,606               525,964
-------------------------------------------------------------------------------------------------------------------------

During the six-month period ended October 31, 2007, the Auction Market Preferred Stock shareholders (Series A-D) of BlackRock MuniYield Quality Fund II, Inc. voted on the following proposal, which was approved at an annual shareholders' meeting on August 16, 2007. This proposal was part of the reorganization of the Fund's Board of Directors to take effect on or about November 1, 2007. A description of the proposal and number of shares voted for each Director are as follows:

-------------------------------------------------------------------------------------------------------------------------
                                                                                    Shares Voted          Shares Withheld
                                                                                         For                From Voting
-------------------------------------------------------------------------------------------------------------------------
To elect the Fund's Directors:          Frank J. Fabozzi and W. Carl Kester            5,834                    52
-------------------------------------------------------------------------------------------------------------------------


56              ANNUAL REPORT                     OCTOBER 31, 2007

Dividend Policy

The Funds' dividend policy is to distribute all or a portion of their net investment income to their shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds' current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Net Assets, which comprises part of the Financial Information included in this report.

Fund Certifications

In May 2007, BlackRock MuniYield Fund, Inc., BlackRock MuniYield Insured Fund, Inc., BlackRock MuniYield Quality Fund, Inc. and BlackRock MuniYield Quality Fund II, Inc. filed their Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Funds' Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Funds' Forms N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.


              ANNUAL REPORT                     OCTOBER 31, 2007              57

Additional Information (concluded)

Availability of Quarterly Schedules of Investments

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds' Web sites. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds' electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisers, banks or brokerages may offer this service.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


58              ANNUAL REPORT                     OCTOBER 31, 2007

This report, including the financial information herein, is transmitted to shareholders of BlackRock MuniYield Fund, Inc., BlackRock MuniYield Insured Fund, Inc., BlackRock MuniYield Quality Fund, Inc. and BlackRock MuniYield Quality Fund II, Inc. for their information. This is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Stock and intend to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with potentially higher rates of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Funds voted proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

BlackRock MuniYield Fund, Inc.
BlackRock MuniYield Insured Fund, Inc.
BlackRock MuniYield Quality Fund, Inc.
BlackRock MuniYield Quality Fund II, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK

                                                                    #MYQII-10/07

Item 2 - Code of Ethics - The registrant (or the "Fund") has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors or trustees, as applicable (the "board of directors") has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
            Joe Grills (term ended effective November 1, 2007)
            Robert S. Salomon, Jr.
            Kent Dixon (term began effective November 1, 2007)
            Frank J. Fabozzi (term began effective November 1, 2007)
            W. Carl Kester (term began effective November 1, 2007)
            James T. Flynn (term began effective November 1, 2007)
            Karen P. Robards (term began effective November 1, 2007)

            The registrant's board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to
            Item 3(c)(4) of Form N-CSR.

            Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester's financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements.

            Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is the member of the Audit Committees of one publicly held company and a non-profit organization.

            Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 -    Principal Accountant Fees and Services

----------------------------------------------------------------------------------------------------------------------------------
                         (a) Audit Fees          (b) Audit-Related Fees(1)        (c) Tax Fees(2)            (d) All Other Fees(3)
----------------------------------------------------------------------------------------------------------------------------------
                      Current      Previous        Current      Previous        Current      Previous        Current      Previous
                    Fiscal Year     Fiscal       Fiscal Year     Fiscal       Fiscal Year     Fiscal       Fiscal Year     Fiscal
   Entity Name          End        Year End          End        Year End          End        Year End          End        Year End
----------------------------------------------------------------------------------------------------------------------------------
BlackRock MuniYield
Fund, Inc.            $57,450      $32,600         $3,500        $3,500         $6,100        $6,000          $1,042        $0
----------------------------------------------------------------------------------------------------------------------------------

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

            (e)(1) Audit Committee Pre-Approval Policies and Procedures:

                  The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are
            a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

            (e)(2) None of the services described in each of Items 4(b) through
            (d) were approved by the audit committee pursuant to paragraph
            (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

            (f) Not Applicable

            (g) Affiliates' Aggregate Non-Audit Fees:

            --------------------------------------------------------------------
                                               Current Fiscal    Previous Fiscal
                   Entity Name                    Year End           Year End
            --------------------------------------------------------------------
            BlackRock MuniYield Fund,
            Inc.                                 $295,142          $2,928,083
            --------------------------------------------------------------------

            (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant's investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
            (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

            Regulation S-X Rule 2-01(c)(7)(ii) - $284,500, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

            James H. Bodurtha (term ended effective November 1, 2007) Kenneth A. Froot (term ended effective November 1, 2007) Joe Grills (term ended effective November 1, 2007)
            Herbert I. London (term ended effective November 1, 2007) Roberta Cooper Ramo (term ended effective November 1, 2007) Robert S. Salomon, Jr.
            Kent Dixon (term began effective November 1, 2007)
            Frank J. Fabozzi (term began effective November 1, 2007)
            W. Carl Kester (term began effective November 1, 2007) James T. Flynn (term began effective November 1, 2007) Karen P. Robards (term began effective November 1, 2007)

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - The registrant has delegated the voting of proxies relating to Fund portfolio securities to its investment adviser, BlackRock Advisors, LLC and its sub-adviser, as applicable. The Proxy Voting Policies and Procedures of the adviser and sub-adviser are attached hereto as Exhibit 99.PROXYPOL.

            Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12 month period ended June 30 is available without charge (1) at www.blackrock.com and (2) on the Commission's web site at http://www.sec.gov.

                      Proxy Voting Policies and Procedures

                           For BlackRock Advisors, LLC
              And Its Affiliated SEC Registered Investment Advisers

                               September 30, 2006

                                Table of Contents

                                                                            Page
                                                                            ----

Introduction.................................................................

Scope of Committee Responsibilities..........................................

Special Circumstances........................................................

Voting Guidelines............................................................

      Boards of Directors....................................................

      Auditors...............................................................

      Compensation and Benefits..............................................

      Capital Structure......................................................

      Corporate Charter and By-Laws..........................................

      Corporate Meetings.....................................................

      Investment Companies...................................................

      Environmental and Social Issues........................................

Notice to Clients............................................................

                      Proxy Voting Policies and Procedures

      These Proxy Voting Policies and Procedures ("Policy") for BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers(1) ("BlackRock") reflect our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. BlackRock serves as the investment manager for investment companies, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belongs to BlackRock's clients. Certain clients of BlackRock have retained the right to vote such proxies in general or in specific circumstances.(2) Other clients, however, have delegated to BlackRock the right to vote proxies for securities held in their accounts as part of BlackRock's authority to manage, acquire and dispose of account assets.

      When BlackRock votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client's agent. Under the Advisers Act, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client's behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client's best interests,(3) whether or not the client's proxy voting is subject to the fiduciary standards of the Employee Retirement Income Security Act of 1974 ("ERISA").(4) When voting proxies for client accounts (including investment companies), BlackRock's primary objective is to make voting decisions solely in the best interests of clients and ERISA clients' plan beneficiaries and participants. In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.(5) It is imperative that BlackRock considers the interests of its clients, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock's interest and those of BlackRock's clients are properly addressed and resolved.

----------
(1) The Policy does not apply to BlackRock Asset Management U.K. Limited and BlackRock Investment Managers International Limited, which are U.S. registered investment advisers based in the United Kingdom.

(2) In certain situations, a client may direct BlackRock to vote in accordance with the client's proxy voting policies. In these situations, BlackRock will seek to comply with such policies to the extent it would not be inconsistent with other BlackRock legal responsibilities.

(3) Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).

(4) DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2.

(5) Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

      Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients' proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

      In light of such fiduciary duties, the requirements of Rule 206(4)-6, and given the complexity of the issues that may be raised in connection with proxy votes, BlackRock has adopted these policies and procedures. BlackRock's Equity Investment Policy Oversight Committee, or a sub-committee thereof (the "Committee"), addresses proxy voting issues on behalf of BlackRock and its clients.(6) The Committee is comprised of senior members of BlackRock's Portfolio Management Group and advised by BlackRock's Legal and Compliance Department.

----------
(6) Subject to the Proxy Voting Policies of Merrill Lynch Bank & Trust Company FSB, the Committee may also function jointly as the Proxy Voting Committee for Merrill Lynch Bank & Trust Company FSB trust accounts managed by personnel dually-employed by BlackRock.

I. Scope of Committee Responsibilities

      The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for BlackRock accounts.(7)

      The Committee shall establish BlackRock's proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. As it is anticipated that there will not necessarily be a "right" way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting guidelines will be applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated guidelines.

      The Committee may determine that the subject matter of certain proxy issues are not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issues. BlackRock believes that certain proxy voting issues - such as approval of mergers and other significant corporate transactions - require investment analysis akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may elect to adopt a common BlackRock position on certain proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).(8)

      While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account's proxies be voted differently due to such account's investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, BlackRock believes portfolio managers may from time to time

----------
(7) The Committee may delegate day-to-day administrative responsibilities to other BlackRock personnel and/or outside service providers, as appropriate.

(8) The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a material conflict of interest, in which case it will determine, in its discretion, the appropriate voting process so as to address such conflict.

legitimately reach differing but equally valid views, as fiduciaries for BlackRock's clients, on how best to maximize economic value in respect of a particular investment.

      The Committee will also be responsible for ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2.(9) All records will be maintained in accordance with applicable law. Except as may be required by applicable legal requirements, or as otherwise set forth herein, the Committee's determinations and records shall be treated as proprietary, nonpublic and confidential.

      The Committee shall be assisted by other BlackRock personnel, as may be appropriate. In particular, the Committee has delegated to the BlackRock Operations Department responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Operations Department shall ensure that proxy voting issues are promptly brought to the Committee's attention and that the Committee's proxy voting decisions are appropriately disseminated and implemented.

      To assist BlackRock in voting proxies, the Committee may retain the services of a firm providing such services. BlackRock has currently retained Institutional Shareholder Services ("ISS") in that role. ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution, and recordkeeping.

----------
(9) The Committee may delegate the actual maintenance of such records to an outside service provider. Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.

II. Special Circumstances

      Routine Consents. BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by BlackRock clients. BlackRock will generally treat such requests for consents not as "proxies" subject to these Proxy Voting Policies and Procedures but as investment matters to be dealt with by the responsible BlackRock investment professionals would, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors of a public company, and (ii) either (A) would not otherwise materially affect the structure, management or control of a public company, or (B) relate to a company in which BlackRock clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments.

      Securities on Loan. Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender (unless the loan is recalled). BlackRock believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that balances any tension between loaning and voting securities in a matter that satisfies such client. If client has decided to participate in a securities lending program, BlackRock will therefore defer to the client's determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. Where a client retains a lending agent that is unaffiliated with BlackRock, BlackRock will generally not seek to vote proxies relating to securities on loan because BlackRock does not have a contractual right to recall such loaned securities for the purpose of voting proxies. Where BlackRock or an affiliate acts as the lending agent, BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible for the account or the Committee determines that voting the proxy is in the client's best interest and requests that the security be recalled.

      Voting Proxies for Non-US Companies. While the proxy voting process is well established in the United States, voting proxies of non-US companies frequently involves logistical issues which can affect BlackRock's ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings, (ii) restrictions on a foreigner's ability to exercise votes, (iii) requirements to vote proxies in person, (iv) "shareblocking" (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), (v) potential difficulties in translating the proxy, and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

      As a consequence, BlackRock votes proxies of non-US companies only on a "best-efforts" basis. In addition, the Committee may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the Committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote generally are expected to outweigh the benefit the client will derive by voting on the issuer's proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from BlackRock portfolio managers) may override such determination with respect to a particular issuer's shareholder meeting if the Committee believes the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis.

      Securities Sold After Record Date. With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

      Conflicts of Interest. From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a "BlackRock Affiliate"), or a money management or other client of BlackRock (a "BlackRock Client").(10) In such event, provided that the Committee is aware of the real or potential conflict, the following procedures apply:

      o The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving BlackRock Affiliates and BlackRock Clients. The Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock's clients; and

      o if the Committee determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the BlackRock Legal and Compliance Department and concluding that the vote cast is in the client's best interest notwithstanding the conflict.

----------
(10) Such issuers may include investment companies for which BlackRock provides investment advisory, administrative and/or other services.

III. Voting Guidelines

      The Committee has determined that it is appropriate and in the best interests of BlackRock's clients to adopt the following voting guidelines, which represent the Committee's usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting guideline if the Committee determines that doing so is, in the Committee's judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

      A. Boards of Directors

      These proposals concern those issues submitted to shareholders relating to the composition of the Board of Directors of companies other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a Director nominee's history of representing shareholder interests as a director of other companies, or other factors to the extent the Committee deems relevant.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
#     VOTE and DESCRIPTION
--------------------------------------------------------------------------------
A.1 FOR nominees for director of United States companies in uncontested elections, except for nominees who
      o have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting(s) due to illness or company business
      o     voted to implement or renew a "dead-hand" poison pill
      o ignored a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years
      o failed to act on takeover offers where the majority of the shareholders have tendered their shares
      o are corporate insiders who serve on the audit, compensation or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors
      o on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance
      o     sit on more than six boards of public companies
--------------------------------------------------------------------------------
A.2 FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees' poor records of representing shareholder interests, on a case-by-case basis
--------------------------------------------------------------------------------
A.3 FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards
--------------------------------------------------------------------------------
A.4 AGAINST proposals to classify Boards of Directors, except where there exists a legitimate purpose for classifying boards
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A.5   AGAINST proposals supporting cumulative voting
--------------------------------------------------------------------------------
A.6   FOR proposals eliminating cumulative voting
--------------------------------------------------------------------------------
A.7   FOR proposals supporting confidential voting
--------------------------------------------------------------------------------
A.8   FOR proposals seeking election of supervisory board members
--------------------------------------------------------------------------------
A.9 AGAINST shareholder proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors
--------------------------------------------------------------------------------
A.10  AGAINST shareholder proposals for term limits for directors
--------------------------------------------------------------------------------
A.11 FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of 72 or older
--------------------------------------------------------------------------------
A.12 AGAINST shareholder proposals requiring directors to own a minimum amount of company stock
--------------------------------------------------------------------------------
A.13 FOR proposals requiring a majority of independent directors on a Board of Directors
--------------------------------------------------------------------------------
A.14 FOR proposals to allow a Board of Directors to delegate powers to a committee or committees
--------------------------------------------------------------------------------
A.15 FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors
--------------------------------------------------------------------------------
A.16 AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer
--------------------------------------------------------------------------------
A.17  FOR proposals to elect account inspectors
--------------------------------------------------------------------------------
A.18 FOR proposals to fix the membership of a Board of Directors at a specified size
--------------------------------------------------------------------------------
A.19  FOR proposals permitting shareholder ability to nominate directors directly
--------------------------------------------------------------------------------
A.20 AGAINST proposals to eliminate shareholder ability to nominate directors directly
--------------------------------------------------------------------------------
A.21  FOR proposals permitting shareholder ability to remove directors directly
--------------------------------------------------------------------------------
A.22 AGAINST proposals to eliminate shareholder ability to remove directors directly
--------------------------------------------------------------------------------

      B. Auditors

      These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
B.1   FOR approval of independent auditors, except for
      o auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed by the Committee not to be independent
      o auditors who have rendered an opinion to any company which in the Committee's opinion is either not consistent with best accounting practices or not indicative of the company's financial situation
      o on a case-by-case basis, auditors who in the Committee's opinion provide a significant amount of non-audit services to the company
--------------------------------------------------------------------------------
B.2   FOR proposals seeking authorization to fix the remuneration of auditors
--------------------------------------------------------------------------------
B.3   FOR approving internal statutory auditors
--------------------------------------------------------------------------------
B.4 FOR proposals for audit firm rotation, except for proposals that would require rotation after a period of less than 5 years
--------------------------------------------------------------------------------

      C. Compensation and Benefits

      These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of a company's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
C.1 IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company's plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.
--------------------------------------------------------------------------------
C.2   FOR proposals to eliminate retirement benefits for outside directors
--------------------------------------------------------------------------------
C.3   AGAINST proposals to establish retirement benefits for outside directors
--------------------------------------------------------------------------------
C.4 FOR proposals approving the remuneration of directors or of supervisory board members
--------------------------------------------------------------------------------
C.5   AGAINST proposals to reprice stock options
--------------------------------------------------------------------------------
C.6 FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.
--------------------------------------------------------------------------------
C.7 FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years
--------------------------------------------------------------------------------
C.8   AGAINST proposals seeking to pay outside directors only in stock
--------------------------------------------------------------------------------
C.9 FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits
--------------------------------------------------------------------------------
C.10 AGAINST proposals to ban all future stock or stock option grants to executives
--------------------------------------------------------------------------------
C.11 AGAINST option plans or grants that apply to directors or employees of "related companies" without adequate disclosure of the corporate relationship and justification of the option policy
--------------------------------------------------------------------------------
C.12 FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation
--------------------------------------------------------------------------------

      D. Capital Structure

      These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
D.1 AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non-US company's total outstanding capital
--------------------------------------------------------------------------------
D.2 FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights
--------------------------------------------------------------------------------
D.3   FOR management proposals approving share repurchase programs
--------------------------------------------------------------------------------
D.4   FOR management proposals to split a company's stock
--------------------------------------------------------------------------------
D.5 FOR management proposals to denominate or authorize denomination of securities or other obligations or assets in Euros
--------------------------------------------------------------------------------
D.6 FOR proposals requiring a company to expense stock options (unless the company has already publicly committed to do so by a certain date).
--------------------------------------------------------------------------------

      E. Corporate Charter and By-Laws

      These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws, principally for the purpose of adopting or redeeming "poison pills". As a general matter, the Committee opposes poison pill provisions.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
E.1   AGAINST proposals seeking to adopt a poison pill
--------------------------------------------------------------------------------
E.2   FOR proposals seeking to redeem a poison pill
--------------------------------------------------------------------------------
E.3 FOR proposals seeking to have poison pills submitted to shareholders for ratification
--------------------------------------------------------------------------------
E.4   FOR management proposals to change the company's name
--------------------------------------------------------------------------------

      F. Corporate Meetings

      These are routine proposals relating to various requests regarding the formalities of corporate meetings.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
F.1 AGAINST proposals that seek authority to act on "any other business that may arise"
--------------------------------------------------------------------------------
F.2   FOR proposals designating two shareholders to keep minutes of the meeting
--------------------------------------------------------------------------------
F.3 FOR proposals concerning accepting or approving financial statements and statutory reports
--------------------------------------------------------------------------------
F.4   FOR proposals approving the discharge of management and the supervisory board
--------------------------------------------------------------------------------
F.5   FOR proposals approving the allocation of income and the dividend
--------------------------------------------------------------------------------
F.6 FOR proposals seeking authorization to file required documents/other formalities
--------------------------------------------------------------------------------
F.7 FOR proposals to authorize the corporate board to ratify and execute approved resolutions
--------------------------------------------------------------------------------
F.8   FOR proposals appointing inspectors of elections
--------------------------------------------------------------------------------
F.9   FOR proposals electing a chair of the meeting
--------------------------------------------------------------------------------
F.10  FOR proposals to permit "virtual" shareholder meetings over the Internet
--------------------------------------------------------------------------------
F.11  AGAINST proposals to require rotating sites for shareholder meetings
--------------------------------------------------------------------------------

      G. Investment Companies

      These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
G.1 FOR nominees for director of mutual funds in uncontested elections, except for nominees who
      o have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or fund business
      o ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years
      o are interested directors who serve on the audit or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors
      o on a case-by-case basis, have served as directors of companies with allegedly poor corporate governance
--------------------------------------------------------------------------------
G.2   FOR the establishment of new series or classes of shares
--------------------------------------------------------------------------------
G.3   AGAINST proposals to change a fund's investment objective to nonfundamental
--------------------------------------------------------------------------------
G.4 FOR proposals to establish a master-feeder structure or authorizing the Board to approve a master-feeder structure without a further shareholder vote
--------------------------------------------------------------------------------
G.5 AGAINST a shareholder proposal for the establishment of a director ownership requirement
--------------------------------------------------------------------------------
G.6   FOR classified boards of closed-end investment companies
--------------------------------------------------------------------------------

      H. Environmental and Social Issues

      These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

      The Committee's general policy is to vote:

--------------------------------------------------------------------------------
H.1 AGAINST proposals seeking to have companies adopt international codes of conduct
--------------------------------------------------------------------------------
H.2   AGAINST proposals seeking to have companies provide non-required reports on:
      o     environmental liabilities;
      o     bank lending policies;
      o     corporate political contributions or activities;
      o     alcohol advertising and efforts to discourage drinking by minors;
      o     costs and risk of doing business in any individual country;
      o     involvement in nuclear defense systems
--------------------------------------------------------------------------------
H.3 AGAINST proposals requesting reports on Maquiladora operations or on CERES principles
--------------------------------------------------------------------------------
H.4   AGAINST proposals seeking implementation of the CERES principles
--------------------------------------------------------------------------------

                                Notice to Clients

      BlackRock will make records of any proxy vote it has made on behalf of a client available to such client upon request.(11) BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients' interests or as may be necessary to effect such votes or as may be required by law.

      BlackRock encourage clients with an interest in particular proxy voting issues to make their views known to BlackRock, provided that, in the absence of specific written direction from a client on how to vote that client's proxies, BlackRock reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

      These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice.

----------
(11) Such request may be made to the client's portfolio or relationship manager or addressed in writing to Secretary, BlackRock Equity Investment Policy Oversight Committee, Legal and Compliance Department, BlackRock Inc., 40 East 52nd Street, New York, New York 10022.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of October 31, 2007.

            (a)(1) BlackRock MuniYield Fund, Inc. is managed by a team of investment professionals comprised of Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O'Connor, Managing Director at BlackRock. Each is a member of BlackRock's municipal tax-exempt management group. Mr. Jaeckel and Mr. O'Connor are responsible for setting the Fund's overall investment strategy and overseeing the management of the Fund. Mr. Jaeckel is also the Fund's lead portfolio manager and is responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. Mr. O'Connor has been a member of the Fund's management team since 2006. Mr. Jaeckel has been the Fund's portfolio manager since 2003.

            Mr. Jaeckel joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Managers, L.P. ("MLIM") from 2005 to 2006 and a Director of MLIM from 1997 to 2005. He has been a portfolio manager with BlackRock or MLIM since 1991.

            Mr. O'Connor joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of MLIM from 2003 to 2006 and was a Director of MLIM from 1997 to 2002. He has been a portfolio manager with BlackRock or MLIM since 1991.

            (a)(2) As of October 31, 2007:

            -----------------------------------------------------------------------------------------------------------------------
                                                                                             (iii) Number of Other Accounts and
                                      (ii) Number of Other Accounts Managed                     Assets for Which Advisory Fee is
                                           and Assets by Account Type                                 Performance-Based
            -----------------------------------------------------------------------------------------------------------------------
                                    Other             Other                                Other            Other
              (i) Name of         Registered          Pooled                             Registered        Pooled
               Portfolio          Investment        Investment         Other             Investment       Investment        Other
                Manager           Companies          Vehicles         Accounts           Companies         Vehicles        Accounts
            -----------------------------------------------------------------------------------------------------------------------
            Walter O'Connor           80                 0               0                   0                 0              0
            -----------------------------------------------------------------------------------------------------------------------
                               $27,939,390,015          $0              $0                  $0                $0             $0
            -----------------------------------------------------------------------------------------------------------------------
            Theodore R.
            Jaeckel, Jr.              80                 1               0                   0                 1              0
            -----------------------------------------------------------------------------------------------------------------------
                               $27,939,390,015      $26,763,472         $0                  $0            $26,763,472        $0
            -----------------------------------------------------------------------------------------------------------------------

            (iv) Potential Material Conflicts of Interest

            BlackRock, Inc. and its affiliates (collectively, herein "BlackRock") has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

            As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

            (a)(3) As of October 31, 2007:

            Portfolio Manager Compensation

                  The portfolio manager compensation program of BlackRock is critical to BlackRock's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

            Compensation Program

                  The elements of total compensation for BlackRock portfolio managers are: fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate -- both up and down -- with the relative investment performance of the portfolios that they manage.

           Base Salary

                  Under the BlackRock approach, like that of many asset
            management firms, fixed base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

            Performance-Based Compensation

                  BlackRock believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, the portfolio manager incentive compensation is based on a formulaic compensation program.

                  BlackRock's formulaic portfolio manager compensation program includes: pre-tax investment performance relative to the appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager's tenure is less than 5 years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. For these purposes, the performance of the Fund is compared to the Lipper Closed-end General Leveraged Municipal Debt Funds classification. A smaller discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

           Cash Bonus

                  Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.

           Stock Bonus

                  A portion of the dollar value of the total annual
            performance-based bonus is paid in restricted shares of stock of BlackRock, Inc. (the "Company"). Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the Company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future Company stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the Company's shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the Company's performance. Portfolio managers, therefore, have a direct incentive to protect the Company's reputation for integrity.

            Other Benefits

                  Portfolio managers are also eligible to participate in
            broad-based plans offered generally to BlackRock employees, including broad-based retirement, 401(k), health, and other employee benefit plans. For example, BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan
            (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3% of eligible compensation, plus an additional contribution of 2% for any year in which BlackRock has positive net operating income. The RSP offers a range of investment options, including registered investment companies managed by the firm. Company contributions follow the investment direction set by participants for their own contributions or absent, employee investment direction, are invested into a stable value fund. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.

            (a)(4) Beneficial Ownership of Securities. As of October 31, 2007, Mr. O'Connor did not beneficially own any stock issued by the Fund. As of October 31, 2007, Mr. Jaeckel beneficially owned stock issued by the Fund in the range of $1 - $10,000.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable due to no such purchases during the period covered by this report.

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating and Governance Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - See Item 2

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Fund, Inc.


By: /s/ Donald C. Burke
    -------------------
    Donald C. Burke,
    Chief Executive Officer (principal executive officer) of
    BlackRock MuniYield Fund, Inc.

Date: December 19, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Donald C. Burke
    -------------------
    Donald C. Burke,
    Chief Executive Officer (principal executive officer) of
    BlackRock MuniYield Fund, Inc.

Date: December 19, 2007


By: /s/ Neal J. Andrews
    -------------------
    Neal J. Andrews,
    Chief Financial Officer (principal financial officer) of
    BlackRock MuniYield Fund, Inc.

Date: December 19, 2007